UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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(Amendment No.     )
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CME GROUP INC.
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Dear Shareholders

Dear Shareholders,
Last year marked the best performance in CME Group history as clients seeking to navigate this new era of uncertainty turned to our markets in record numbers.
While quantitative easing gave way to quantitative tightening, investors faced an extremely complex mix of global challenges, including the biggest interest rate shocks in recent memory, high inflation, supply chain disruptions, and Russia’s invasion of Ukraine.
These major events, along with many others, elevated the need for risk management and created a flight to futures and options. Our average daily volume reached a record 23.3 million contracts for the year, up 19%, driven by financial products, options on futures, and volume from outside the U.S. This trading activity drove our total revenue to $5 billion, an increase of 7% over 2021.
Given our strong performance, we were able to return significant capital to shareholders. We declared $3 billion in dividends in 2022, including an annual variable dividend of $1.6 billion. In total, CME Group has returned over $20.5 billion to shareholders in the form of dividends since 2012.
During 2022, we successfully managed through significant market challenges while also making headway on a number of key initiatives. Importantly, we collaborated with the industry to shift order flow and open interest from LIBOR to SOFR. As a result, our SOFR futures and options now serve as the leading tools for hedging short-term interest rates. Our options markets also grew rapidly – with over 1 billion options traded – as volatility became an asset class in itself and our short-dated options products offered market participants greater flexibility in turbulent times. Further, 2022 also was a fundamental year for our Google partnership as we built out our cloud platform and successfully migrated some early applications. We have an aggressive migration plan for this year as well, including launching data products in the cloud.
Though we can never predict the future, we can expect the whirlwind of geopolitical and economic shifts to continue ahead. As such, we will focus on helping our clients manage risk and capture new opportunities across every major investible asset class while we work with our Board of Directors and Management Team to execute our global growth strategy.
Sincerely,
2022 Business Highlights
23.3 Million Contracts Record Annual Average Daily Volume

$5 Billion Total Revenue

$3 Billion Aggregate Value of Declared Dividends

$20.5 Billion Aggregate Value of Declared Dividends Since 2012
For a more detailed discussion of our financial performance, see our Annual Report on Form 10-K.

Terrence A. Duffy Chairman and Chief Executive Officer

Notice of 2023 Annual Meeting of Shareholders

Dear Shareholder:
It is our pleasure to invite you to attend the 2023 annual meeting of shareholders of CME Group Inc. The meeting will be held at 10:00 a.m., Central Time, on Thursday, May 4, 2023 in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois. If you are unable to attend the meeting, please join the live webcast on our Investor Relations website at http://investor.cmegroup.com/investor-relations under "Events."
A list of shareholders entitled to vote at the annual meeting will be available for shareholders as of the record date upon request by sending an email to annualmeeting@cmegroup.com. The list will also be accessible during the annual meeting.
Shareholders will vote on the following:

ITEM 1	To elect seventeen directors that we refer to as “Equity directors.”	DATE & TIME Thursday, May 4, 2023 10:00 a.m. Central Time LOCATION Auditorium at CME Group's headquarters QUESTIONS May be submitted in advance to annualmeeting@cmegroup.com RECORD DATE March 6, 2023
ITEM 2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.
ITEM 3	To approve, by advisory vote, the compensation of our named executive officers.
ITEM 4	To approve, by advisory vote, the frequency of future votes on the compensation of our named executive officers.
ITEM 5	To elect three Class B-1 directors, two Class B-2 directors and one Class B-3 director.

Whether or not you plan to attend the annual meeting, we encourage you to read the attached proxy statement and vote your shares as soon as possible. These proxy materials are being made available to shareholders on or around March 16, 2023.
We appreciate your continued confidence in our company and look forward to you joining us on May 4, 2023
By order of the board of directors,

Terrence A. Duffy Margaret A. Wright Chairman and Corporate Secretary Chief Executive Officer		Your vote is important. Please read this proxy statement and vote your shares.

Proxy Statement Summary
Voting matters

		Board Recommendation	Page

ITEM 1	Election of Equity directors	FOR each of the nominees	6
ITEM 2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023	FOR	40
ITEM 3	Advisory vote of the compensation of our named executive officers	FOR	43
ITEM 4	Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers	1 YEAR	44

		Nominating and Governance Committee Recommendation	Page

ITEM 5	Election of Class B-1 directors	FOR all of the Class B-1 nominees	46
	Election of Class B-2 directors	FOR all of the Class B-2 nominees	48
	Election of Class B-3 director	FOR the one Class B-3 nominee	50
Ways to vote
Shareholders of record, also referred to as registered shareholders, which are shareholders having an account at Computershare, our transfer agent, have the following ways to cast their vote:

VIA INTERNET
You can vote over the Internet at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability of Proxy Materials (Notice) or proxy card. You may vote until 10:59 p.m., Central Time, on Wednesday, May 3, 2023.

BY MAIL If you requested to receive printed proxy materials, you can vote by mail pursuant to instructions provided on the Notice or proxy card. Be sure to allow sufficient time for delivery.

BY PHONE
Registered owners of Class A shares may vote by calling 1-800-690-6903 (toll free). You will need to reference your control number when voting.
Beginning on April 3, 2023, registered owners of Class A and Class B shares may contact Broadridge, as our Inspector of Election, to cast their vote by calling 1-866-232-3037 (toll free) or 1-720-358-3640 (Non-U.S. toll free). Registered shareholders will be asked to provide information to confirm their identity and share ownership. All calls will be recorded and voting confirmations will be sent by mail to the address of record.
You may vote until 10:59 p.m., Central Time, on Wednesday, May 3, 2023.

IN PERSON - BY ATTENDING THE ANNUAL MEETING

2023 PROXY STATEMENT	CME GROUP	1

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS

Name	Age	Director Since	Independent	AC	CHOC	CC	EC	FC	MROC	NGC	RC

Terrence A. Duffy	64	1995					●
Kathryn Benesh	63	N/A
Timothy S. Bitsberger	63	2008				■	■		●		■
Charles P. Carey	69	2007				●	■	■
Dennis H. Chookaszian	79	2004		■				■
Elizabeth A. Cook	62	2015		■		■
Michael G. Dennis	42	2020			■			■
Ana Dutra	58	2015				■			■		■
Bryan T. Durkin	62	2020			■
Harold Ford Jr.	52	N/A
Martin J. Gepsman	70	1994			■					■
Larry G. Gerdes	74	2007		■			■	●		■
Daniel R. Glickman	78	2001				■	■			■
William W. Hobert	59	2018			■
Daniel G. Kaye	68	2019		●			■				■
Phyllis M. Lockett	57	2019					■		■	●	■
Deborah J. Lucas	64	2018		■				■	■
Patrick W. Maloney	61	2020									■
Patrick J. Mulchrone	65	2020						■
Terry L. Savage	78	2003		■		■
Rahael Seifu	41	2020				■			■
William R. Shepard	76	1997			■						■
Howard J. Siegel	66	2000			●		■				■
Dennis A. Suskind	80	2008		■			■		■	■	●
Robert J. Tierney Jr.	47	2019			■					■
AC - Audit Committee CHOC - Clearing House Oversight Committee CC - Compensation Committee EC - Executive Committee
FC - Finance Committee MROC - Market Regulation Oversight Committee NGC - Nominating and Governance Committee RC - Risk Committee
■ Member    ● Chair

Table above includes our current directors and the two new Equity director nominees, Kathryn Benesh and Harold Ford Jr.

2	CME GROUP	2023 PROXY STATEMENT

2023 PROXY STATEMENT	CME GROUP	3

4	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS

Other Business
Ownership of CME Group Common Stock	91
Other Business	94
General Information about the Annual Meeting	96
Appendices
Appendix A – Categorical Independence Standards	103
The board of directors of CME Group Inc. is providing this proxy statement in connection with the annual meeting of shareholders to be held on Thursday, May 4, 2023, at 10:00 a.m. Central Time. The terms the "company," "we," "us" and "our" refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the Nasdaq Global Select Market (Nasdaq) under the trading symbol "CME." Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.
Further information about CME Group can be found at https://www.cmegroup.com. Information made available on our website does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 102.

2023 PROXY STATEMENT	CME GROUP	5

ITEM ONE
Election of Equity Directors

Our directors are elected each year. Each director's term will last until the 2024 annual meeting and until his or her successor is duly elected.
The Equity directors are nominated by the board of directors based on the recommendation of the nominating and governance committee for election by our Class A and Class B shareholders voting together (Equity directors) under ITEM 1. Fifteen of the Equity director nominees are presently CME Group directors. Two new candidates for Equity director, Kathryn Benesh and Harold Ford Jr., are also being recommended for election. Both candidates were identified by a leading, nationally recognized director search firm engaged in connection with our board refreshment initiatives. Current directors Dennis H. Chookaszian and Ana Dutra will be retiring from the board and will not be standing for re-election at the 2023 annual meeting.
We have implemented a majority vote standard for the Equity directors, except in the event of a contested election. Each Equity director candidate must receive a number of “FOR” votes that exceeds the number of "AGAINST" votes to be elected.
The nominating and governance committee is also recommending the slate of nominees to be elected by our Class B shareholders as set forth under ITEM 5.
BOARD RECOMMENDATION Our Board recommends that shareholders vote “FOR” the Equity director nominees.

You are being asked to vote on the election of seventeen Equity director nominees to hold office until the 2024 annual meeting.
We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.
References to terms of our board of directors in their biographies include service on the board of CME Group (CME Holdings) from its formation in 2001 and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in 2002. The boards of our other exchange subsidiaries, Board of Trade of the City of Chicago, Inc. (CBOT), New York Mercantile Exchange, Inc. (NYMEX) and Commodity Exchange, Inc. (COMEX), also are composed of the same members as the CME Group board of directors. Ages are as of March 6, 2023. Information on public directorships is for the past five years.
Director nominations and qualifications
The policy of the board of directors is to remain an interactive, independent, thoughtful, highly qualified and collegial combination of individuals with diverse knowledge, skills and experience, so that the directors, working together, possess the competencies required to effectively carry out the board’s responsibilities.
In considering candidates for the board, the nominating and governance committee, composed entirely of directors who are independent under applicable listing standards, considers the entirety of each candidate’s credentials. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board are also considered. In assessing new candidates for the board, we do not have specific minimum qualifications that an individual must meet to be considered. The board and its nominating and governance committee seek members having the characteristics essential for effectiveness as a member of our board, including but not limited to:
•Integrity, objectivity, sound judgment and leadership;
•The relevant expertise and experience required to offer advice and guidance to the Chairman and Chief Executive Officer and other members of senior management;
•The ability to make independent analytical inquiries;

6	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

•The ability to collaborate effectively and contribute productively to the board’s discussions and deliberations;
•A commitment to enhancing long-term shareholder value;
•An understanding of the company’s business, strategy and challenges;
•The willingness and ability to devote adequate time and effort to board responsibilities and to serve on committees at the request of the board;
•Is not a Disqualified Person (as defined in our corporate governance principles); and
•Whether the individual meets the composition requirements of the Commodity Futures Trading Commission (CFTC) and the applicable listing standards.
On an annual basis, the nominating and governance committee assesses the current and future needs of the board and will make recommendations to the board in the event the committee identifies a need to recruit for an additional member of the board. Consideration of a nominee for the board typically involves a series of internal discussions, review of a nominee's background and experience, and interviews of the nominee.
The nominating and governance committee may solicit candidates from its current directors and, if deemed appropriate, retain for a fee recruiting professionals to identify and evaluate candidates. The nominating and governance committee also will consider a nominee for Equity director recommended by shareholders if the recommendation is submitted in writing, accompanied by a description of the proposed nominee's qualifications, and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations for director nominees may be sent to annualmeeting@cmegroup.com and will be redirected to the nominating and governance committee. In considering a shareholder recommendation, the nominating and governance committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our nominating and governance committee’s charter is available on our website.
Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class. Nominees for Class B director are recommended by our nominating and governance committee. Class B shareholders may request to appear for an interview with the nominating and governance committee for consideration by the committee. As described under Item 5, the nominating and governance committee has approved all of the current Class B directors as the nominees for the 2023 slate of Class B directors.
Required vote
Each Equity director candidate must receive a number of "FOR" votes that exceed the number of "AGAINST" votes to be elected.
Board diversity
The board believes its diversity is critical to the success of CME Group and the company’s ability to create long-term value for its shareholders. The board has made and will continue to make diversity in gender, race, ethnicity, age and career experience, and diversity of perspectives, a priority when considering Equity director and Class B director candidates. In addition to the foregoing criteria, the nominating and governance committee is committed to ensuring each pool of qualified candidates from which Equity director nominees are chosen includes candidates who bring racial and/or gender diversity. In connection with this focus on enhancing the diversity of the board and in support of general board refreshment, the nominating and governance committee has engaged a leading, nationally recognized director search firm to bring forward individuals for consideration as future nominees.
Our overall board is comprised of 26% female directors. Our Equity director slate, which is the pool of nominees we have the ability to choose from without restriction, includes 29% female directors. Candidates for the six Class B director positions must be members of our CME exchange, and as such we are limited to the community of individuals who hold such memberships and agree to appear before our nominating and governance committee. We note the population of such eligible individuals has historically been less diverse.

2023 PROXY STATEMENT	CME GROUP	7

TABLE OF CONTENTS	ITEM ONE

RACIAL OR ETHNIC DIVERSITY	GENDER DIVERSITY	EQUITY DIRECTOR GENDER DIVERSITY	AGE DIVERSITY	TENURE DIVERSITY

■ Non-Diverse ■ Diverse	■ Male ■ Female	■ Male ■ Female	■ <60 Yrs. ■ 60-70 Yrs. ■ 71-80 Yrs.	■ <5 Yrs. ■ 5-10 Yrs. ■ >10 Yrs.
The table below provides additional diversity information regarding our board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Listing Rule 5605(f).
Board diversity matrix (as of March 6, 2023)

Total Number of Directors	23
Gender Identity	Female	Male	Non-Binary	Did Not Disclose
Number of Directors based on Gender Identity	6	17	—	—
Demographic Background
African American or Black	2	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	17	—	—
Two or More Races or Ethnicities	1	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
For more information concerning our current directors’ qualifications, see their individual biographies and Director attribute matrix on page 10.

8	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Director attributes
The policy of the board is to remain an interactive, independent, thoughtful, highly qualified and collegial combination of individuals with diverse knowledge, skills and experience, so that our directors, working together, possess the competencies required to effectively carry out the board’s responsibilities. We believe all of our current directors and the two additional nominees for Equity director bring with them the experience and skills to contribute to our growth, innovation and strategic direction and to better evaluate CME Group’s management and operations, and assess risk and opportunities for the company’s business model. We also expect all of our directors and director nominees to champion our business principle of leading with conviction and integrity. The following are the areas of qualifications, experience and skills our board views as important when evaluating the composition of the board and potential director nominees. For additional information on each individual’s skills and experience, please see their detailed biography.

Director Skill

●	GLOBAL FINANCIAL SERVICES: Experience in the company’s business and financial services industry.
●	INNOVATION AND STRATEGY: Senior experience in leading successful business innovations. Ability to contribute to strategic thinking and planning.
●
GOVERNMENT RELATIONS / REGULATORY / PUBLIC POLICY:
Experience with government relations, regulatory matters or regulated industries and political affairs; experience in managing or overseeing highly regulated businesses.

●	LEADERSHIP: Business and strategic management experience from service in a significant position, such as chief executive officer, chief financial officer or other senior leadership role.
●	FINANCIAL AND ACCOUNTING: Background and experience in financial reporting, accounting, or economics.
●	RISK OVERSIGHT AND RISK MANAGEMENT: Experience managing risk in a large organization.
●	TRANSACTIONS (M&A): Experience from a leadership or oversight perspective of business combinations.
●	GLOBAL PERSPECTIVE, INTERNATIONAL: Experience overseeing or in a senior leadership role in a complex global organization; brings an international background or global experience.
●	CORPORATE GOVERNANCE: Knowledge of corporate governance matters, including through recent service on other public company boards.
●	TECHNOLOGY AND INFORMATION SECURITY: Experience or expertise in technology, innovation, information security, data privacy or cybersecurity.
●	ETHICS AND INTEGRITY: Commitment to fostering our business principle of leading with conviction and integrity.
●	FRESH PERSPECTIVE: Board tenure is less than five years.

2023 PROXY STATEMENT	CME GROUP	9

TABLE OF CONTENTS	ITEM ONE

Director attribute matrix

●	●	●	●		●	●	●		●	●			●	●			●	●	●		●	●	●	●	Global Financial Services
●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	Innovation and Strategy
●		●	●	●			●		●			●	●	●	●	●							●		Government Relations / Regulatory / Public Policy
●	●	●	●	●		●	●	●	●		●	●	●	●	●	●				●			●	●	Leadership
●	●			●							●			●		●			●						Financial and Accounting
●	●	●	●	●		●	●				●		●	●					●		●		●	●	Risk Oversight and Risk Management
●			●	●			●	●			●							●		●					Transactions (M&A)
●		●	●	●			●	●				●											●		Global Perspective, International
●	●		●	●	●			●	●		●	●		●									●		Corporate Governance
●				●		●	●	●			●		●	●	●				●	●				●	Technology and Information Security
●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	Ethics and Integrity
	●					●	●		●				●	●	●	●	●	●		●				●	Fresh Perspective
								●	●						●					●					Racial or Ethnic Diversity
	●				●			●							●	●			●	●					Gender Diversity
	●	●	●	●	●			●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	Independent
	●	●		●				●	●		●	●		●	●	●			●	●			●		CFTC Public Director

10	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Equity directors up for election at the 2023 annual meeting

Terrence A. Duffy
AGE: 64	DIRECTOR SINCE: 1995	COMMITTEES: EC

The Honorable Terrence A. Duffy has served as Chairman and Chief Executive Officer of CME Group since November 2016. He is responsible for overseeing the world's leading derivatives marketplace. Previously, Mr. Duffy served as Executive Chairman and President of CME Group since May 2012 and as Executive Chairman since October 2006. He served as Chairman of the Board of CME and CME Holdings since April 2002. He was Vice Chairman of the board of CME Holdings from its formation in August 2001 and of the board of CME from 1998 to April 2002. He was President of TDA Trading, Inc. from 1981 to 2002. He has been a CME member since 1981 and a board member since 1995. Mr. Duffy was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board (FRTIB), a position he held until 2013. The FRTIB administers the Thrift Savings Plan, a tax-deferred defined contribution (retirement savings) plan for federal employees. Mr. Duffy was named CEO of the Year at FOW's 2018 International Awards. He currently serves as Co-Chair of the Mayo Clinic Greater Chicago Leadership Council. He is a Vice Chairman of the CME Group Foundation. He also is a member of the Economic Club of Chicago, the Executives' Club of Chicago and the President's Circle of the Chicago Council on Global Affairs. Mr. Duffy attended the University of Wisconsin-Whitewater. He received a Doctor of Public Service, honoris cause, from Saint Xavier University in 2019 and a Doctor of Humane Letters from DePaul University in 2007.
Through his long-time service in the role of Chairman and Chief Executive Officer of the company, Mr. Duffy has been responsible for the overall operations of our complex, global and highly regulated business. His career includes steering CME Group to become the world’s first exchange to demutualize and go public and the completion of multiple mergers and acquisitions, including associated financing arrangements. In 2021, Mr. Duffy embarked on a landmark partnership with Google Cloud to bring expanded access, new products and greater efficiencies to derivatives markets through cloud technology. As Chairman, Mr. Duffy is responsible for the overall governance of the organization, which includes compliance with the applicable listing standards and our SEC disclosure obligations. Mr. Duffy is regularly involved in and consulted with regards to the company’s communications to its regulators, shareholders, clients, external auditors and the board, among other constituents. During his career at CME Group, he has been a lead advocate for the company and the industry in legislative and regulatory matters in Washington, DC and has regularly testified before Congressional committees and subcommittees on key issues facing the derivatives industry. As the leader of our organization and through his oversight of our key functions, he has gained valuable knowledge regarding technology operations and internal controls, including our cyber security program. He has also played an active role in our regular commercial financing arrangements and those relating to our mergers and acquisitions and is regularly engaged with our accounting team and external auditors as it relates to his responsibility as Chief Executive Officer for certifying our internal controls over financial reporting.

2023 PROXY STATEMENT	CME GROUP	11

TABLE OF CONTENTS	ITEM ONE

Kathryn Benesh
	AGE: 63	DIRECTOR SINCE: N/A	COMMITTEES: N/A

Ms. Benesh retired from Deloitte in 2021 with 40 years of providing audit, assurance and advisory services to public and private companies within the energy, public utility, renewables, construction, manufacturing, and financial services industries. She also served as secretary and a board member of Deloitte & Touche LLP from 2004 to 2017, the board which had purview over the professional aspects of the audit & assurance practice. Through her career at Deloitte, she has gained experience with ESG matters and responses required for cyber incidents. Ms. Benesh is a CPA and current member of the AICPA. Ms. Benesh is active in the community in both Detroit and New York supporting multiple non-profit organizations, including serving on the Board of Marygrove College.
Ms. Benesh is an audit committee financial expert. Throughout her career, she has performed audit services to public companies as well as experience with audit committees in performing the required communications and procedures. She brings valuable global financial services and corporate governance experience from her years at Deloitte working with clients in the energy and financial services industries. As a member of the Executive Team and Chief Quality Officer for Advisory Services at Deloitte, Ms. Benesh gained significant leadership and risk oversight management experience.

Independent, Public

Timothy S. Bitsberger
	AGE: 63	DIRECTOR SINCE: 2008	COMMITTEES: CC, EC, MROC, RC

Mr. Bitsberger served as Managing Director and Portfolio Specialist on the Account Management Team at The TCW Group from March 2017 to February 2021, where he was responsible for communicating investment strategies, performance and outlook to clients. Previously, he served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, from December 2010 to November 2015, as a senior consultant with Booz Allen Hamilton from May 2010 to November 2010 and was with BancAccess Financial from December 2009 to April 2010. He also served as Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also served with the U.S. Treasury Department from 2001 to 2005, serving first as their Deputy Assistant Secretary for federal finance and as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.
Mr. Bitsberger has an extensive career in the financial services industry. In his role at TCW Group, Mr. Bitsberger was responsible for communicating investment strategies, performance and outlook to clients. Through his service at TCW, BNP PNA and BancAccess Financial, he has gained valuable experience in business development, investment strategy and work with foreign institutions and regulators. His career also includes his prior service in key roles with the government relating to the financial industry, including serving as Deputy Assistant Secretary for Federal Finance at the U.S. Treasury and more recently as the Assistant Secretary for Financial Markets at the U.S. Treasury. Mr. Bitsberger served in a leadership role as Treasurer of Freddie Mac, working extensively with the central banks and foreign regulators.

Independent, Public

12	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Charles P. Carey
	AGE: 69	DIRECTOR SINCE: 2007	COMMITTEES: CC, EC, FC

Mr. Carey served as our Vice Chairman from 2007 to 2010 in connection with our merger with CBOT Holdings, Inc. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey is a principal in HC Technologies LLC. He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978. Mr. Carey previously served on the board of CBOT Holdings, Inc. until our merger in 2007. Mr. Carey serves as Chairman of the CME Group Foundation and is a member of our Agricultural Markets Advisory Council.
Mr. Carey brings to the board his long-time experience in the derivatives industry through his prior service as Chairman and Vice Chairman of CBOT and through his tenured trading career. Also, in his role as Chairman of CBOT, Mr. Carey served as an advocate for the company in the industry and with regulators and the government. Mr. Carey, through his trading activity, has familiarity with many of our customer-facing systems and controls. He also served as our board representative on BM&FBovespa (now B3), one of the main financial market infrastructure companies in the world and headquartered in Brazil from 2012 to 2017, and has also provided valuable assistance with respect to the development of our soybean futures complex with a focus on the Latin American market.

Independent

2023 PROXY STATEMENT	CME GROUP	13

TABLE OF CONTENTS	ITEM ONE

Bryan T. Durkin
AGE: 62	DIRECTOR SINCE: 2020	COMMITTEES: CHOC

Mr. Durkin has served as a member of our board since May 2020. Mr. Durkin served as an advisor to our CEO from May 2020 through September 2021. Formerly, Mr. Durkin served as President of CME Group from 2016, overseeing the company’s Technology, Global Operations, International and Data Services businesses. Mr. Durkin previously served as our Chief Commercial Officer since 2014 and as Chief Operating Officer since 2007. As part of his responsibilities, he led the global integrations following CME's merger with CBOT in 2007 and CME Group's acquisition of NYMEX in 2008. Before joining CME Group, Mr. Durkin served as Executive Vice President and Chief Operating Officer of the CBOT. Prior to that role, he was in charge of CBOT's Office of Investigations and Audits. His career with both CME Group and CBOT has spanned more than 30 years. He previously served as a member of the COMEX Governors Committee and the CFTC's Technology Advisory Committee and Energy and Environmental Markets Advisory Committee. Mr. Durkin serves on the Board of Advisors for Misericordia and on the Board of Trustees for Lewis University.
Mr. Durkin has been involved in our industry for more than 30 years. He served as CME Group’s President, and Chief Regulatory Officer and Administrator of Investigations at CBOT, overseeing all aspects of market regulation and surveillance as well as regulatory functions. During his tenure at CBOT, he was the primary liaison to U.S. and foreign regulators. Mr. Durkin’s responsibilities also included oversight of CBOT’s outsourcing of clearing. In his career at CME Group, his responsibilities included oversight of our International, Planning and Execution, Data Service, Optimization Services, Cash Markets, Client Development & Research, Products & Services and Marketing functions. Through his oversight responsibility of our technology and trading operations, which functions are highly regulated by the CFTC and are subject to testing and system safeguards requirements, Mr. Durkin has gained experience with risk, compliance, monitoring and reporting aspects of key control functions. Mr. Durkin also previously served as a member of the company’s Crisis Management Team, which is the chief decision management body during a major disruption to our normal business operations. His career also included prior service on the boards of directors of Bursa Malaysia Derivatives Berhad and its clearing house, Bursa Malaysia Derivatives Clearing Berhad, in connection with one of our former strategic investments and commercial arrangements.

14	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Harold Ford Jr.
	AGE: 52	DIRECTOR SINCE: N/A	COMMITTEES: N/A

Mr. Ford served in Congress for 10 years, from 1997 to 2007. Mr. Ford represented Tennessee’s 9th congressional district and was a member of the House Financial Services, Budget and Education committee during his time in Congress. He was appointed in January 2023 to serve as the Regional President for the New York City market for PNC Financial Services Group, where he has served as Vice Chairman, Corporate and Institutional Banking from 2020. Prior to joining PNC, Mr. Ford spent more than 10 years in investment banking with Merrill Lynch and Morgan Stanley. Mr. Ford has also taught public policy at Vanderbilt University and the University of Michigan, is a co-host of “The Five” and is a frequent contributor to “Special Report with Bret Baier.” He served on the advisory board of One River Asset Management from 2021 until March 2023. Mr. Ford previously served as the non-executive chairman of Rx Saver during 2019 and 2020, a patient driven prescription drug saving technology platform. Mr. Ford also is affiliated with a number of non-profit organizations.
Mr. Ford brings invaluable experience as a leader in the global financial services in leadership and global financial service through his numerous roles in institutional banking. Based on his service in Congress and as a political commentator, he has significant experience, perspective and knowledge on government relations, public policy and regulatory issues. Mr. Ford has gained experience in corporate governance practices through his prior and current service on public company boards.

Independent, Public
Public Directorship: SIGA Technologies, Inc. Previous Public Directorships: Live Oak Acquisition Corporation (combined with Danimer Scientific, Inc.) Empowerment & Inclusion Capital I Corporation

2023 PROXY STATEMENT	CME GROUP	15

TABLE OF CONTENTS	ITEM ONE

Martin J. Gepsman
	AGE: 70	DIRECTOR SINCE: 1994	COMMITTEES: CHOC, NGC

Mr. Gepsman has served as a member of our board since 1994 and served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 35 years. Mr. Gepsman has also been an independent floor broker and trader since 1985. Mr. Gepsman currently serves as Chairman of our business conduct, membership and floor conduct committees and the CME Gratuity Fund. During his board tenure at CME, he served as a member on the compensation, strategic steering, executive, clearing house oversight, ethics and arbitration committees. Mr. Gepsman has also held board positions, including a Chairman’s role, at the company’s former foreign exchange subsidiaries. Mr. Gepsman currently serves as Secretary and Treasurer of our political action committee. Mr. Gepsman also serves on the membership appeals committee with the National Futures Association. He was a member of the CBOE from 1982 to 1985.
Mr. Gepsman brings to the board his long-term career as a participant in our markets. During his term on the board, he has served on numerous committees at the board level as well as those related to our exchange operations. His service has also included board roles on our regulated entities. Through these positions, Mr. Gepsman has acquired a deep understanding of our business operations, market regulatory functions and strategy. He also brings his valuable focus and understanding of options trading, which is an area of focus in our corporate strategy. As Secretary and Treasurer of our political action committee, Mr. Gepsman regularly interacts with government officials. As Chairman of our business conduct, membership and floor conduct committees, Mr. Gepsman has extensive knowledge and experience in reviewing disciplinary charges and determining appropriate actions.

Independent

16	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Larry G. Gerdes
	AGE: 74	DIRECTOR SINCE: 2007	COMMITTEES: AC, EC, FC, NGC

Mr. Gerdes has served as our Lead Director since May 2022 and previously served as our Lead Director from August 2017 to August 2020. Mr. Gerdes has served as CEO of Pursuant Health (f/k/a SoloHealth), a private healthcare company in Atlanta since February 2014, as its Executive Chairman of the board since November 2013, as its Chairman since 2012 and as a board member since 2007. Mr. Gerdes is also a general partner of Gerdes Huff Investments. Mr. Gerdes served as a general partner of Sand Hill Financial Company, a venture capital partnership, from 1983 to January 2019. Mr. Gerdes formerly served as Chairman and CEO of Transcend Services, Inc., concluding with the sale of that company in 2012, and as a director of Access Plans, Inc. from 2001 until its sale in 2012. Mr. Gerdes is a major shareholder and President of Friesland Farms, LLC. Mr. Gerdes is an Ambassador at The Kelley School of Business at Indiana University, a Director Emeritus at Monmouth College and serves on the board of Citizens First State Bank. Mr. Gerdes is also a director and part owner of Walnut Custom Components, Walnut, Illinois. Mr. Gerdes previously served on the board of CBOT Holdings, Inc. until our merger in 2007.
Mr. Gerdes’ career includes leadership positions at five different companies, including serving as CEO of Transcend for more than 15 years, which included oversight of the CFO. Through his role at Transcend, Mr. Gerdes oversaw the development of technology platforms requiring the transmission of sensitive healthcare information over secure networks meeting all applicable privacy and security standards. During his career, Mr. Gerdes was responsible for the integration of multiple acquisitions, both domestic and globally, including the sale of Transcend. He has also served as co-general partner of an investment firm, which resulted in the public offerings of several companies. His career includes service on six other public company boards, including his service on CBOT’s special transaction committee in connection with our merger. His public company experience includes audit, compensation and nominating and governance committee participation.

Independent, Public

2023 PROXY STATEMENT	CME GROUP	17

TABLE OF CONTENTS	ITEM ONE

Daniel R. Glickman
	AGE: 78	DIRECTOR SINCE: 2001	COMMITTEES: CC, EC, NGC

Mr. Glickman served as our Lead Director from August 2020 to May 2022, and previously served as our Lead Director from August 2014 to August 2017. In March 2021, Mr. Glickman became a Senior Adviser to the U.S. Global Leadership Coalition. Mr. Glickman also has served as Senior Fellow for the Bipartisan Policy Center since 2010. Mr. Glickman served as Vice President and Executive Director of the Aspen Institute’s Congressional Program from 2011 to March 2021. Mr. Glickman served as Chairman and CEO of the Motion Picture Association of America, Inc. from 2004 to 2010. Mr. Glickman served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from 2002 to 2004 and served as Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, from 2001 to 2004. He also served as U.S. Secretary of Agriculture from 1995 through 2001 and as a member of the U.S. Congress, representing a district in Kansas, from 1977 through 1995. Mr. Glickman serves as a distinguished Fellow of the Chicago Council on Global Affairs, a member and Founding Chair of the Board of the Foundation for Food and Agriculture Research, established in the 2014 Farm Bill by Congress, and Chairman of the International Advisory Board of APCO Worldwide, a public relations firm based in Washington, DC. Mr. Glickman is on the Advisory Boards of Francis Energy, LLC and Eat Just, Inc., a cellular meat company. Mr. Glickman also serves on a number of non-profit advisory boards with a focus on agriculture and food supply and is an adjunct professor of Food and Nutrition at Tufts University Friedman School of Nutrition. He also serves as Co-Chair of our Agriculture Markets Advisory Council.
Mr. Glickman is an American politician, lawyer, lobbyist and non-profit leader. His multi-decade long legal and political career, including his service as Secretary of Agriculture, brings valuable experience in government relations and regulatory affairs with a focus on agriculture which is important to our business. As a U.S. congressman for 18 years and Chair of the House Permanent Select Committee on Intelligence, he gained global experience, perspective and knowledge on government relations, public policy and international relations. Through his role as Chairman and CEO of the Motion Picture Association, he gained executive management and leadership experience and was instrumental in expanding the sale of U.S. entertainment products overseas. In his current role as Senior Fellow at the Bipartisan Policy Center he is focused on public health, national security and economic policy issues.

Independent, Public

18	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Daniel G. Kaye
	AGE: 68	DIRECTOR SINCE: 2019	COMMITTEES: AC, EC, RC

Mr. Kaye served as Interim CFO and Treasurer of HealthEast Care System from 2013 to 2014. Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP, from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance. Mr. Kaye serves on the compensation committee of Alliance Bernstein and on the audit (Chair), finance and risk committees of Equitable Holdings, Inc. (formerly AXA Equitable Holdings). He served as a director of Ferrellgas Partners LP (2012 to 2015). Mr. Kaye is a CPA and NACD Board Leadership Fellow.
Mr. Kaye is an audit committee financial expert with broad boardroom, financial services and operations experience. He has served on three other public company boards and several not-for-profit entities. His public company experience includes audit committee and nominating and corporate governance chairmanships, as well as audit, compensation, finance and risk committee participation. Through his years at Ernst & Young (serving primarily as an audit partner in the financial services industry), he brings significant GAAP/SEC accounting and reporting, and regulatory risk management and compliance experience. This expertise includes technological controls and testing as they relate to internal controls over financial reporting. Mr. Kaye gained significant leadership and operations experience by heading various Ernst and Young business units over ten years, and acting as interim CFO and Treasurer for a hospital system.

Independent, Public
Public Directorships: AllianceBernstein Equitable Holdings, Inc. (formerly AXA Equitable Holdings)

Phyllis M. Lockett
	AGE: 57	DIRECTOR SINCE: 2019	COMMITTEES: MROC, NGC, RC

Ms. Lockett has served since 2014 as the founding CEO of LEAP Innovations. Prior to her role at LEAP, Ms. Lockett served as President and CEO of New Schools for Chicago, a venture philanthropy organization that invests in the start-up of new public schools, from 2005 to 2014. Ms. Lockett served from 1999 to 2005 as Executive Director of the Civic Consulting Alliance, a pro-bono consulting firm sponsored by the Civic Committee of the Commercial Club of Chicago that leads strategic planning initiatives, process improvement, and program development projects for government agencies. She also held marketing, sales, and business development roles with Fortune 500 companies including IBM, Kraft Foods, and General Mills. Ms. Lockett is an independent director of the Federal Home Loan Bank of Chicago. She is also a member of The Economic Club of Chicago, The Chicago Network, the Commercial Club of Chicago, and a Henry Crown Fellow with the Aspen Institute. Recently, Ms. Lockett was named a contributor to Forbes, where she writes about education innovation and the future of learning.
Ms. Lockett is a serial entrepreneur who has led transformation efforts in education, government and the civic arena. She founded LEAP Innovations, a national non-profit organization that works with educators and technology companies across the United States, to research, pilot and scale new instructional designs and technology solutions that advance student learning. Before starting LEAP, Ms. Lockett was a driving force behind Chicago’s charter school movement. As founding president and CEO of New Schools for Chicago, she helped raise more than $70 million to support opening 80 new public schools, primarily charters. For nearly a decade, she focused on bringing quality public schools to communities of high need and advocating for school choice. Through her prior corporate experience she has gained experience in sales, marketing and business development.

Independent, Public

2023 PROXY STATEMENT	CME GROUP	19

TABLE OF CONTENTS	ITEM ONE

Deborah J. Lucas
	AGE: 64	DIRECTOR SINCE: 2018	COMMITTEES: AC, FC, MROC

Ms. Lucas has served as the Sloan Distinguished Professor of Finance at the MIT Sloan School of Management since 2011 and as the Director of the MIT Golub Center for Finance and Policy from 2012. Her current research focuses on government financial institutions and financial policy, and she teaches courses on futures and options, and fixed income securities and derivatives. She serves on an advisory board for the Urban Institute. She is a trustee of the NBER pension plans, an associate editor for several academic journals, and a member of the Shadow Open Market Committee and the Financial Economics Roundtable. Previous appointments include assistant and associate director at the Congressional Budget Office; professor at Northwestern University’s Kellogg School; chief economist at the Congressional Budget Office; and senior staff economist at the Council of Economic Advisers. She has been an independent director on several corporate and non-profit boards, including the Federal Home Loan Bank of Chicago.
Ms. Lucas brings her tenured career as a leading business school academic and an innovative leader in the public sector. Her current research focuses on applying the principles of financial economics to evaluating the costs and risks of governments’ financial investments and activities. Her academic publications cover a wide range of topics, including the effect of idiosyncratic risk on asset prices and portfolio choice, dynamic models of corporate finance, financial institutions, monetary economics and valuation of government guarantees. She held several top leadership roles at the Congressional Budget Office, and developed strategies for the analysis of the costs and risks of federal credit and guarantee activities. She has testified before the U.S. Congress on Fannie Mae and Freddie Mac, student loans, and strategically important financial institutions.

Independent, Public

20	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Terry L. Savage
	AGE: 78	DIRECTOR SINCE: 2003	COMMITTEES: AC, CC, EC

Ms. Savage started her career as a stockbroker and became a founding member of—and the first woman trader on—the Chicago Board Options Exchange. Ms. Savage is a nationally syndicated financial columnist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs and networks. Ms. Savage is a registered investment advisor and commodity trading advisor. She was a member of CME from 1975 to 1980.
Ms. Savage is a nationally known expert on personal finance and is a regular TV and radio investment and financial markets commentator. She is the nationally syndicated Tribune Content Agency personal finance columnist and author of four bestselling books, including The Savage Truth on Money. She has won numerous awards, including the National Press Club Award, and received two Emmys for her television work. Her career as a financial journalist includes consulting and speaking to employees of major U.S. corporations. In addition to major banks and mutual fund companies, her clients have included Visa, Allstate, Wal-Mart and Checkfree, which includes counseling on the benefits of online banking and bill payment, and evaluating the safeguards of those technologies. She has been active in reporting on and advising consumers about the dangers of identity theft, written syndicated columns, worked with the Identity Theft Resource Center, and blogged for the Huffington Post on the topic of identity theft, and the protections that should be taken by consumers. She manages her own website, www.TerrySavage.com, where she posts her column, advises on financial resources, and answers personal finance questions, many of which revolve around use of technology and identity protection. In her columns and media commentaries on the recent massive identity theft related to unemployment benefits, she has worked with the IRS and the FBI to expose the danger and provide resources to affected individuals.

Independent, Public

2023 PROXY STATEMENT	CME GROUP	21

TABLE OF CONTENTS	ITEM ONE

Rahael Seifu
	AGE: 41	DIRECTOR SINCE: 2020	COMMITTEES: FC, MROC

Ms. Seifu has served since November 2022 as Director, Legal at Google LLC, where she manages a team of lawyers supporting products and systems that enable Google services, such as privacy and data protection, user experience, developer experience and support of Google's internal business functions. At Google, she previously served as Associate Corporate Counsel from April 2014 to June 2016, Corporate Counsel from June 2016 to May 2019, and Senior Counsel from May 2019 to November 2022. During her tenure as Senior Counsel at Google, Ms. Seifu was the first acting Chief of Staff for the Legal Department. Prior to joining Google, Ms. Seifu was a Corporate Associate at Morrison & Foerster LLP from 2013 to 2014, where she focused on mergers and acquisitions and provided corporate governance guidance for public company boards and special committees. Ms. Seifu worked from 2008 to 2013 as a Corporate Associate at Davis Polk & Wardwell LLP, where she focused on mergers and acquisitions, investments, and various other corporate transactions. She also advised clients on regulatory compliance, securities law reporting, and corporate governance matters. Immediately following graduation from Yale Law School, Ms. Seifu served as a law clerk to the Honorable George B. Daniels of the Southern District of New York.
Among Ms. Seifu’s responsibilities at Google is serving as lead counsel to Google’s Chief Information Officer and her organization. In that capacity, she regularly works on privacy and security matters, including matters related to Google’s systems, assessments of vendor systems and implementation of controls to minimize security and privacy risks. She also advises a number of other internal teams on technology matters relating to systems safeguards, including mitigating risk related to new system integrations, access controls and contractual and procedural requirements designed to ensure third party compliance with Google’s security standards. Additionally, in her previous role as the first Chief of Staff for the Google Legal Department, Ms. Seifu was responsible for implementing strategy for the global organization and establishing processes to effectively manage the legal team.

Independent, Public

Photo Not Available	William R. Shepard
	AGE: 76	DIRECTOR SINCE: 1997	COMMITTEES: RC, CHOC

Mr. Shepard has been a member of CME for more than 45 years. Previously, he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.
Mr. Shepard brings to the board his experience as a long-time market participant. He is the founder of a futures commission merchant and was an investor in one of our largest clearing firms. It was this experience that led the board to appoint him to serve as the initial Chairperson of our newest board committee, the clearing house oversight committee. This committee is designed to support the oversight of the risk management activities and the senior management of the Clearing House, including oversight with respect to the effectiveness of the risk management program, and plays an important role in supporting the board’s oversight responsibilities. Mr. Shepard served as its Chair from 2016 to August 2021. He now serves as a Co-Chair of our clearing house risk committee and a member of our interest rate swaps risk committee.

Independent

22	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Howard J. Siegel
	AGE: 66	DIRECTOR SINCE: 2000	COMMITTEES: CHOC, EC, RC

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 30 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade electronically in our agricultural product suite. Mr. Siegel is the Secretary and Treasurer of the CME Group Foundation. Mr. Siegel chairs our clearing house oversight committee.
In addition to his background as a market participant, Mr. Siegel brings to the board his valuable experience from his long-time service as a former co-chair of our clearing house risk committee. This committee, on which Mr. Siegel held a leadership position from 2004 to August 2021, includes key representation from our clearing firm community. Mr. Siegel’s long-time involvement as co-chair has fostered important relationships with our trading community and our Clearing House management and has greatly expanded his knowledge of our financial safeguards resources. Mr. Siegel now serves as the Chair of our clearing house oversight committee.

Independent

Dennis A. Suskind
	AGE: 80	DIRECTOR SINCE: 2008	COMMITTEES: AC, EC, MROC, NGC, RC

Mr. Suskind is a retired General Partner of Goldman Sachs & Co. He was an Executive Vice President at J. Aron and Company prior to its acquisition by Goldman Sachs in 1980. He joined J. Aron in 1961. During his tenure in trading, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, DC. Mr. Suskind previously served on the board of NYMEX Holdings, Inc. until our merger in 2008. He also served as a director of Liquid Holdings Group, Inc. from 2012 to 2016.
As a retired General Partner of Goldman Sachs, Mr. Suskind brings invaluable experience as a leader in the international metals derivatives business. While he was at Goldman Sachs, he led a team responsible for educating producers and consumers on the benefits of using futures as their pricing medium. Under his leadership, Goldman Sachs worked closely with the CFTC on developing hedging exemptions and went on to build the industry's largest precious metal arbitrage business. He is a recipient of a distinguished achievement award from the International Precious Metals Institute and was inducted into the Futures Industry Association Hall of Fame in 2005. Mr. Suskind has served as Chair of our risk committee since its inception in 2014 and brings with him his risk management experience from his role at Goldman Sachs and from his service as Vice Chairman of the Board of Bridge Bancorp, Inc. (now Dime Community Bancshares, Inc. following its merger), where he chaired the risk, compensation and governance committees. Through his external public company directorships, he also has gained experience in corporate governance practices.

Independent, Public
Public Directorships: Dime Community Bancshares, Inc.(formerly Bridge Bancorp, Inc.) Previous Public Directorships: Navistar International Corporation Stem Holdings Inc.

2023 PROXY STATEMENT	CME GROUP	23

Corporate Governance

CME Group is committed to good corporate governance. By aligning our governance approach with best practices, our company is able to strengthen board and management accountability, promote long-term shareholder value and sustain continued success.
The board of directors has established corporate governance principles, which provide a framework for our effective governance. Our nominating and governance committee regularly reviews trends and best practices in corporate governance. The Corporate Secretary's Office advises our board of directors and management in an effort to strengthen existing governance practices and develop new policies that make us a better company.
Governance highlights

Annual election of all directors with majority voting for Equity directors	Ongoing consideration of board composition and refreshment, including a focus on enhancing diversity in director succession
100% principal standing committee independence	Active risk oversight by the full board with a dedicated risk committee and other established committees given our regulatory posture
Quarterly executive sessions of independent directors	Director education, including sessions involving a principal of the cybersecurity practice of a leading professional consulting firm, and orientations for newly elected members
Independent Lead Director with defined responsibilities	Board oversight of our Environmental, Social and Governance (ESG) program
Annual board and committee self-assessments supplemented by interviews with the independent Lead Director	Robust anti-hedging and anti-pledging policies as part of our insider trading progam
Direct board access to, and regular interaction with, management

24	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Corporate governance and compliance materials
You can access the following governance and compliance materials by visiting http://investor.cmegroup.com under "Corporate Governance."
•Corporate Governance Principles
•Board of Directors Conflict of Interest Policy
•Board of Directors Code of Ethics
•CME Group Charter
•CME Group Bylaws
•Employee Code of Conduct
•Charters for board committees and our clearing house risk committees
•Confidentiality and Data Protection Policy
•Guide to Conducting Business for Third Parties of CME Group
•Modern Slavery Act Transparency Statement
Each of these documents is also available in print upon request made to annualmeeting@cmegroup.com.
Our employee Code of Conduct is applicable to all our employees and consultants, including our Chairman and Chief Executive Officer, our Chief Financial Officer and our other senior financial officers. Our board members are subject to the Board of Directors Code of Ethics. The board or its nominating and governance committee will consider and resolve any question about a potential waiver of a provision of these compliance and ethics policies that arises for a board member or an executive officer of the company. Disclosure of any such waiver will be made as mandated by applicable law and regulation, listing standards and the regulations of the SEC.
Director attendance
The board held six regular and two special meetings during 2022. All incumbent directors attended more than 75% of the combined total meetings of the full board and the committees on which he or she served during 2022.
We strongly encourage, but do not require, our directors to attend the annual meeting. In 2022, our annual meeting was held virtually. All of our board members virtually attended the meeting.
Director independence
The experience and diversity of our directors has been, and continues to be, critical to our success. Our corporate governance principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, and nominating and governance committees must be independent. For a director to be considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with CME Group. The board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist it in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of Nasdaq. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, director nominee, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.
The board believes all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our categorical independence standards, at its meeting held in early 2023, the nominating and governance committee made a preliminary assessment of the independence of the directors and director nominees and based on such assessment made a recommendation to our board regarding their independence. Some of our directors are members of our exchanges, which provides them with access to our markets, lower trading fees, the ability to vote on certain matters relating to the operation of our open outcry markets and, for members of CME, the ability to elect six of our directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. Such directors also may be customers of our cash markets. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of Nasdaq, the nominating and governance committee reviewed the trading activities of the directors and their affiliated clearing firms, relationships with our exchanges and other payment activities as part of its

2023 PROXY STATEMENT	CME GROUP	25

TABLE OF CONTENTS	CORPORATE GOVERNANCE
independence determination. The nominating and governance committee and the board noted that all payments relating to trading fees were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and all but one were under the applicable payment thresholds. The board has also adopted a conflict of interest policy to address any potential conflicts that may arise in relation to a board member's participation in our markets.
After considering information provided by our current directors and other nominees in our annual questionnaires, the payments made to us relating to trading activities, as well as additional information gathered by our Corporate Secretary's Office, the nominating and governance committee recommended, and the board determined, that all current directors and director nominees be classified as independent, except for: (i) Mr. Duffy, based on his employment relationship with CME Group; (ii) Mr. Durkin, based on his prior employment relationship with CME Group; and (iii) Mr. Dennis, based on the amount of payments made to us by his employer, ABN AMRO Clearing USA LLC, which exceeded 5% of our consolidated gross revenues. Mr. Durkin will continue to be classified as non-independent because of his prior employment relationship with CME Group until he has passed the three-year look back period (September 30, 2024).
Public directors
As the parent company of four self-regulatory organizations, we are required to ensure we meet the core principles of the CFTC which, among other things, require that we have processes and procedures to address potential conflicts of interest that may arise in connection with the operation of our exchanges. Significant representation of individuals who do not have relationships with our exchanges, referred to as “public directors” in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered public directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The following 13 individuals meet the definition of "public director:"

Timothy S. Bitsberger Kathryn Benesh Dennis H. Chookaszian Ana Dutra Harold Ford Jr.	Larry G. Gerdes Daniel R. Glickman Daniel G. Kaye Phyllis M. Lockett	Deborah J. Lucas Terry L. Savage Rahael Seifu Dennis A. Suskind

Additionally, our market regulation oversight committee is composed solely of public directors.
Board leadership structure
Our board leadership structure is designed to support the board’s performance of its oversight functions and to appropriately allocate authority and responsibility between the CME Group board and management. The board believes it is appropriate to maintain the discretion to determine its leadership structure based on the particular composition of the board and its skills, the individuals serving in leadership positions and the current and anticipated needs and opportunities of the company. Our governance documents provide the board with this flexibility to select the board leadership structure best suited to the needs and circumstances of the company and the board at any given time.
The board believes that a combined Chairman and Chief Executive Officer is the most effective leadership structure at this time to enable the company to effectively communicate its business and strategy to our shareholders, customers, employees, regulators and the public. Mr. Duffy previously served as our Executive Chairman from 2006 to 2016, and has served in the combined Chairman and Chief Executive Officer role since 2016. He has been a member of our board since 1998. Mr. Duffy brings to his current role strategic leadership and knowledge of our business and industry. His career includes steering CME to demutualize and go public, leading multiple mergers and acquisitions and expressing the company’s knowledge and views before numerous Congressional committees with respect to issues of importance to Congress, the company and industry over many years.
Our board recognizes the importance of strong, independent board leadership and has appointed an independent Lead Director with prescribed responsibilities designed to facilitate independent oversight of management and promote open dialogue among the board, including dialogue of the independent directors during quarterly executive sessions without the presence of Mr. Duffy and other non-independent directors.
The board believes its current leadership structure allows it to effectively operate and create long-term value. Its current leadership structure also is designed to provide an effective balance between management leadership and appropriate safeguards, oversight

26	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
and challenge of management by board members (independent and non-independent). In determining that its leadership structure continues to be appropriate, the board considers:
•The respective responsibilities for the role of the Chairman and Chief Executive Officer and role of the independent Lead Director
•The particular individuals currently serving in the roles of Chairman and Chief Executive Officer and the independent Lead Director
•The current composition and skills of the board members
•The policies and practices in place to provide independent board oversight of management
•The board’s oversight of the performance and compensation of Mr. Duffy in his management role
•Other governance practices, including quarterly executive sessions of the independent directors, annual self-assessments of the board’s and board committees’ performance and one-on-one private meetings between the independent Lead Director and the other non-executive directors
•The circumstances of the company, including its financial performance and the skills and experience necessary to deliver on its strategic initiatives
•The views of our shareholders
•Such other factors as the board determines

Roles and Responsibilities of the Independent Lead Director

•Presides at meetings of the board if the Chairman is unavailable and at executive sessions of the board’s independent directors
•Presides at the board’s annual evaluation of the Chairman’s achievement of his goals and objectives
•Communicates to the Chairman the results of the meetings at which the Lead Director presides
•Receives direct communications from directors and/or shareholders in cases where the Chairman is unavailable or where direct communication with the Chairman may not be appropriate
•Confers with the Chairman, in the Chairman’s discretion, in regard to board agendas, scheduling and information distribution
•Has the authority to call a special meeting of the board in accordance with our bylaws
•Serves as a member of the nominating and governance committee
•In the event of the incapacity or death of the individual serving as Chairman and Chief Executive Officer, acts as Chairman on an interim basis until otherwise approved by the board

All board members have direct access to the Chairman and Chief Executive Officer and to the independent Lead Director. Board members may request the inclusion of additional board meeting agenda items that they deem necessary or appropriate in fulfilling their duties. Additionally, all board members are provided the opportunity to provide feedback on the effectiveness of the board both in annual written evaluations as supplemented by private meetings with the Lead Director.
Although appointed annually, the independent Lead Director has typically served for more than one year. Larry G. Gerdes was elected by the board to serve as the independent Lead Director in May 2022 based on the recommendation of our nominating and governance committee. Mr. Gerdes previously served as the independent Lead Director from 2017 to 2020. Most recently, Mr.

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Gerdes succeeded Daniel R. Glickman as the independent Lead Director. Mr. Gerdes has served on our board since our acquisition of CBOT in 2007. During his tenure as a board member, Mr. Gerdes has established strong and effective relationships with his fellow board members and is viewed as a knowledgeable leader and trusted colleague. The board also believes his long tenure enables him to provide valuable perspective on our business.
Board and committee oversight of risk management
The full board maintains ultimate responsibility for oversight of the company’s risk management activities, with the goal of serving the long-term interests of our shareholders. To fulfill this responsibility, the board assesses management’s performance and risk management practices, and challenges and holds management accountable for maintaining an effective risk management program and operating the company within the acceptable risk appetite recommended by the risk committee and approved by the board.
The board has an active role, as a whole and also at the committee level, in overseeing management of our risks, with its focus on the particular risks facing the company. This involvement of board committees in risk oversight is designed to increase the effectiveness of the board's oversight by considering the background and experience of the members on various board committees, including their interactions with management. The defined authority and responsibilities for risk oversight are set forth in the respective written committee charters. This allocation of authority and responsibilities allows each committee to focus on the particular operations, issues and risks relating to its responsibilities, provide guidance and oversight of management and escalate matters as appropriate to the full board. Certain board committees, as applicable, also meet in executive session with the leaders of our key control functions for the purpose of providing direct access to board members, ensuring the independent operation of such functions and that such functions are appropriately staffed and resourced. Committee chairs provide regular reports to the full board regarding matters reviewed by their committees, and the committees work together with the full board to facilitate the receipt of all information necessary to fulfill their oversight responsibilities of our risk management activities.
Our Enterprise Risk Management (ERM) Program is designed to assure appropriate visibility and reporting of the full range of our key enterprise risks aggregated on a quarterly basis. We organize the enterprise risks our business faces in six key risk categories: clearing house, compliance, financial, operational, reputational and strategic & commercial. Our ERM Program promotes and facilitates the evolution and alignment of consistent and transparent risk management practices at CME Group. Risks vary in many ways, and the ERM Program is designed to assist CME Group in anticipating and understanding the risks, the types of adverse impacts that could occur if an undesired event happens, the likelihood that such an event would occur and its corresponding potential adverse impact, and to enhance the ability of CME Group to control the risks and the potential adverse impacts.
Through the ERM Program, we undertake an ongoing comprehensive review of our risk management practices and endeavor to provide assurances that the enterprise risks are identified, assessed, measured, monitored, prioritized and reported by management responsible for the respective risks over both short- and long-term time horizons. CME Group uses the three lines of defense model (management, risk and compliance functions, and internal audit) to manage and mitigate our enterprise risks. The ERM Program, in its design and operation, draw upon various sources of best practices and standards such as the 2017 COSO ERM Integrated Framework, ISO 31000 Risk Management and 2021 COSO Enterprise Risk Management for Cloud Computing.
Our Managing Director, Chief Enterprise Risk Management and Compliance Officer, who reports internally to our General Counsel and externally to the risk committee, is responsible for our ERM and Compliance Programs.
The company has also established several internal management committees that support management in carrying out its risk management responsibilities.
Our universe of risks and our associated responses are reported to the board and senior management quarterly based on the quarterly risk assessments completed by the applicable risk owners, along with updates on any developments that could affect the outlook of our risk profile or other aspects of our business. Risk management and mitigation is ongoing, and the importance assigned to identified risks can change and new risks can emerge during the year as the company develops and implements its strategy.
Our ultimate objective is to help preserve and protect our enterprise value and to increase the likelihood of achieving our objectives while managing risks appropriately within our stated risk appetite to maintain and enhance our reputation. In doing so, the board understands it may not be practicable or cost-effective to eliminate or mitigate certain risks, that it may be necessary to accept certain risks to achieve our goals and objectives and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
From time to time, the individuals responsible for our ERM Program, as well as for the underlying risks within our risk universe, may engage outside advisors and experts for purposes such as benchmarking, testing and assessing their programs and associated controls and procedures. As a highly regulated company, we are regularly subject to examinations by our regulators, including the CFTC as our primary regulator. The results of such examinations are reported as part of our quarterly risk reporting and are subject to oversight at the committee level as appropriate. Our internal audit function is responsible for acting as an independent assurance

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function and performs auditing activities under the oversight of the audit committee designed to validate that our risk management program and practices are adequately designed and functioning effectively.
The following is a summary of the key risk-related responsibilities of our board committees.

Audit

•Oversight of legal and regulatory matters that may have a material impact on our financial statements
•Oversight of our internal control over financial reporting, our disclosure controls and procedures and our periodic financial reports
•Oversight of our internal audit function, including approval of our annual internal audit plan, which is designed with input from our ERM Program
•Approval of related party transactions

Clearing House Oversight

•Oversight of the effectiveness of the risk management program of the clearing house
•Approving new products for clearing that significantly impact the risk profile of the clearing house and referring them to the board for approval
•Approving significant changes to the core processes and systems of the clearing house
•Oversight of key policies and risk frameworks of the clearing house
•Approving applications for clearing membership
•Approving other financial counterparties of the clearing house

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Compensation

•Reviews risks associated with our compensation programs, policies and practices both for our senior leadership in particular and for employees generally
•Receives information regarding our Diversity & Inclusivity Program and our overall organizational development activities
•Assists the board in its oversight of shareholder engagement on executive compensation matters
•Reviews compensation disclosures and pay and performance metrics contained in the company’s proxy statements

Executive

•Assists the full board in its oversight of risk at the board’s request, including by receiving reports on our key strategic initiatives •Oversees our strategy with respect to ESG matters

Finance

•Oversees our financial risks, including oversight of our capital structure, corporate credit risk and dividend policy

Market Regulation Oversight

•Oversees compliance with applicable self-regulatory obligations stemming from the operation of our exchanges, clearing house and trade repositories
•Receives regular reports on the effectiveness of our market regulation and financial and regulatory surveillance functions

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Nominating and Governance

•Reviews risks associated with corporate governance
•Oversees overall board effectiveness, including advising the board on its composition and refreshment and committee structure
•Oversees succession planning for senior management, including for the Chairman and Chief Executive Officer
•Assists the board in its oversight of engagement with shareholders on corporate governance matters

Risk

•Conducts primary oversight of our ERM Program, including approving the ERM framework and the risk universe and reviewing and recommending to the board the various levels of acceptable appetite for managing our key risks
•Reviews our risk factor disclosure in our annual reports on Form 10-K
•Oversees risks relating to information security and cybersecurity, compliance and operational resiliency, including receiving quarterly reports on our risk profile and the effectiveness of the programs

Board oversight of cybersecurity
We are a highly regulated global financial services company and understand the substantial operational risks for companies in our industry as well as the importance of protecting the information and data of our clients and employees.
Our Global Information Security (GIS) Program is designed and operated to mitigate information security risks and threats to the company and operates to safeguard the confidentiality, integrity and availability of our information and services. The program is designed to strengthen the integrity of the global markets we support, protect CME Group’s information assets, maintain client and employee trust, support our pursuit of strategic objectives, contribute to shareholder value and preserve our reputation and brand.
We implement technical, physical and administrative safeguards to protect the confidential and sensitive information of our clients, employees and other information in CME Group’s stewardship. We manage cybersecurity risk to the organization as part of our business strategy, risk management and financial functions and regularly engage with the risk committee and the board regarding the effectiveness of the GIS Program.
GIS Program Highlights
•We deploy a defense-in-depth strategy, acknowledging the importance of people, process and technology in upholding information security. The strategy incorporates multiple layers of controls, including, for example, monitoring, vulnerability management, identity and access management, multi-factor authentication and security assessments.
•It is based on the National Institute of Standards and Technology Cybersecurity Framework and other technical standards and frameworks.
•We have a robust cyber defense response plan that provides a documented framework for handling security incidents and facilitates coordination across multiple parts of the company.

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•We invest in threat intelligence and operate a state-of-the-art cyber defense center which acts as our hub of information sharing and threat intelligence analysis.
•We routinely perform cyber attack simulation exercises, including participation from various levels of management.
•We incorporate external expertise and reviews.
•We provide annual cybersecurity awareness and ongoing phishing training.
•We conduct due diligence reviews of our third-parties for potential cybersecurity risks to the organization.
•We have insurance against certain cybersecurity and privacy risks and attacks.
•We are an active participant in financial services industry and government forums and information sharing to improve both internal and sector cybersecurity defense. These valuable external partnerships are established and maintained in order to gain more timely, comprehensive and actionable threat information across geographies and industries and to facilitate the exchange of best practices and security techniques. They allow for a high degree of collaboration and cooperation with local, state, federal, and international law enforcement and intelligence agencies, industry groups, and other private sector chief information security officers.
Our board and risk committee receive regular updates and education from our Chief Information Security Officer regarding the activities and effectiveness of the GIS Program. Our Chief Information Security Officer reports internally to our Senior Managing Director, Chief Information Officer, provides regular quarterly reports to our board and risk committee and meets with the risk committee at least annually in a private session. We also have engaged a principal of the cybersecurity practice of a leading professional consulting firm to provide regular updates to the board on cybersecurity-related risks and to provide education on best practices for how our board should be overseeing and challenging our GIS Program.
Management succession planning
At CME Group, our employees are the driving force behind our current and future success. The board believes that providing for effective continuity of leadership is vital to our success and central to our long-term strategy. Accordingly, among the board’s principal oversight functions is to review and monitor plans for the succession of the Chairman and Chief Executive Officer and other members of senior management. The board’s goal is to have a long-term program for effective senior leadership development and succession, as well as short-term contingency plans for emergency and ordinary course contingencies.
The nominating and governance committee has been delegated responsibility to assist the board in the oversight of the succession planning process. The committee reviews succession planning and management development topics. The committee engages with our Chairman and Chief Executive Officer to plan for succession, including discussing potential successors for the Chief Executive Officer role in the event of an emergency or retirement, and the committee makes regular reports to the board. These discussions take into consideration desired leadership skills, key capabilities and experience in light of our current and evolving business and strategic direction. The board has exposure to potential internal succession candidates through formal board and committee presentations and discussions, as well as informal events and interactions throughout the year.
In addition, the compensation committee is regularly updated on key talent indicators for the overall workforce, including voluntary attrition, engagement, performance and diversity.
Background on CME Group's Class B Directors
Under our certificate of incorporation, the holders of the Class B-1 common stock have the sole right to elect three directors to the board, the holders of Class B-2 common stock have the sole right to elect two directors to the board and the holders of the Class B-3 common stock have the sole right to elect one director to the board. Our Class B shareholders obtained these director election rights as part of the demutualization of CME in 2000 and expected initial public offering of CME's parent company.
The board recognizes that since 2000 our business has grown and changed dramatically. The board has taken steps to seek approval from Class B shareholders to address the Class B director structure.
In 2014, the company sought a vote of the Class B shareholders to decrease the number of Class B directors from six to three. The proposal was not approved by the Class B shareholders. In 2018, the company sought a vote of the Class B shareholders to eliminate all six Class B director positions and offered consideration for the elimination of the election rights of approximately $10

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million: $6,200 per share of Class B-1 common stock; $4,100 per share of Class B-2 common stock and $2,000 per share of Class B-3 common stock. The proposal was not approved by the Class B shareholders.
In seeking such vote in 2018, the board stated its belief that a single class of directors would enhance the company’s corporate governance. The board also stated its belief that giving its nominating and governance committee control over the nominating process for all directors would provide the board with the flexibility to ensure it has the appropriate mix of members to address all of the company’s various governance needs. Subsequently, effective with the 2021 annual meeting, the board approved an amendment to our bylaws to provide that the board’s nominating and governance committee would recommend the slate of nominees to be elected by our Class B shareholders. Previously, such nominations were made by three separate nominating committees comprised of non-board members elected by the Class B shareholders.
Although the approvals sought in 2014 and 2018 were not obtained from the Class B shareholders, the nominating and governance committee continues to consider the Class B director structure as it relates to the board's overall optimization of the company's corporate governance. In considering the following factors, the nominating and governance committee agreed that it was not an appropriate time to recommend to the board that the company again seek approval from the Class B shareholders to eliminate the director election rights:
•Unlike many dual-class capital structures, the company’s Class B shares are not held by a small group of founders or owners. As of the record date, there were 438 holders of record of our Class B-1 shares, 564 holders of record of our Class B-2 shares and 944 holders of record of our Class B-3 shares. This fragmented ownership complicates the company’s ability to put forth a successful proposal in connection with a vote of the Class B shareholders and increases the resources required to solicit approval.
•The directors elected by the Class B shareholders owe the same fiduciary duties as the directors elected collectively by both the Class A and the Class B shareholders.
•If approval from the Class B shareholders is sought, the company seeks to balance the value of the consideration that may be necessary to put forth a successful proposal in connection with a vote of the Class B shareholders on the one hand, and the costs savings associated with a smaller board and the other benefits to the company as a whole, including the interests of the Class A shareholders, on the other hand. In 2018, total consideration of approximately $10 million was offered to be allocated among the holders of Class B-1, Class B-2 and Class B-3 common stock based on the existing 3:2:1 ratio among these three classes of Class B common stock. The board believed the total consideration to be paid to the Class B shareholders in connection with such vote was reasonable considering the benefits to the company and was in the best interests of the company and its shareholders. Because of the unique nature of the Class B shareholder election rights, their potential value is not readily ascertainable by reference to market data. If approval from the Class B shareholders is sought, the amount of consideration that may be necessary to put forth a successful proposal may not be considered reasonable consideration as it relates to the interests of the company as a whole, including the interests of the Class A shareholders.
Executive sessions
Our corporate governance principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the independent Lead Director. The chair of the executive session may, at his discretion, invite our Chairman and Chief Executive Officer, other non-independent directors or other members of management to participate in a portion of such executive session, as appropriate.
Annual assessment of board, committee and individual director performance
Our board is committed to annual evaluations of itself, its committees and its directors to review its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the nominating and governance committee. From time to time, including most recently in 2022, the evaluation process has been enhanced with the addition of individual director interviews conducted by the independent Lead Director to supplement a written evaluation. Additionally, all of our committees conduct an annual written self-assessment.
Director orientation and continuing education
All new directors participate in a comprehensive director orientation process to ensure a general working knowledge of our company and a successful integration onto the board of CME Group. They are provided materials that include historical company documents, a full year of board materials, financials, leadership bios, board administrative guidelines and other relevant information. Our key business leaders meet with the new board members to provide an overview of their areas.
CME Group encourages director participation in continuing education programs and facilitates memberships with leading corporate governance organizations and periodicals.

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The company has also engaged a principal of the cybersecurity practice of a leading professional consulting firm to provide education to the board from time to time.
Reporting concerns to the audit committee
Our audit committee has adopted procedures for the receipt of complaints relating to accounting, internal control over financial reporting and auditing matters. Such concerns may be made anonymously through our independent helpline provider where permitted by local law and any allegations relating to financial matters are automatically referred to the chairperson of the audit committee and will be handled in accordance with the adopted procedures. A copy of the procedures is available on our website.
Contacting the board of directors
Shareholders may contact the board of directors, including the independent Lead Director, a committee of the board or the independent directors as a group, by using the following address:
CME Group Inc. Attn: Board of Directors c/o Corporate Secretary's Office
20 South Wacker Drive, Chicago, Illinois 60606
Email: directors@cmegroup.com
All communications received will be compiled by the Corporate Secretary's Office and submitted to the nominating and governance committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cmegroup.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.
In order to expedite a response to ordinary business matters, the nominating and governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange, referred to as an “ordinary business matter.” Any director may review any such communication or response thereto.
Shareholder engagement
Shareholders who invest in our company and elect the board of directors are entitled to open and meaningful information about our business, strategies, corporate governance and senior management compensation practices so they can make informed decisions and knowledgeably participate in the proxy voting process. The board thoughtfully considers the opinions expressed by shareholders through their votes, periodic meetings and other communications, copies of which are discussed with the nominating and governance committee and other relevant committees, and believes that shareholder engagement leads to enhanced governance practices. These engagements may cover governance, compensation and other matters to ensure that management and the board understand and address the issues that are important to our shareholders.
In response to the failure to receive approval in 2022 of the non-binding proposal regarding the compensation of our named executive officers, the company conducted an engagement campaign as discussed beginning on page 54.
As owners of our company, you are encouraged to contact us through our provided communication channels to provide your feedback. If you have a corporate governance or compensation matter that you would like to discuss with the board or a particular committee, you may send an email to directors@cmegroup.com. General engagement requests may be sent to annualmeeting@cmegroup.com.
Environmental social governance
At CME Group, we strive for excellence in everything we do, and our learning and efforts to improve never end. The same goes for our progress toward our ESG goals. We have developed a cohesive and actionable strategic framework that includes evolving and advancing our policies, goals and reporting.
ESG governance
Our executive committee oversees our overall ESG strategy and disclosures and receives updates from management on significant ESG activities and initiatives as an integral part of our board’s oversight of our global strategy and the board's oversight of ESG-related risks within our ERM Program. Other committees of our board oversee specific elements of our ESG program. The risk committee, for example, oversees of our compliance, privacy, information security and resiliency programs.
Our ESG Working Group directs the design, development, execution and continuous improvement of our ESG strategy and initiatives. The ESG Working Group is co-led by our Senior Managing Director, General Counsel and our Senior Managing Director, Global Brand Marketing and Communications and includes participation from senior leaders representing key functions across our global organization.

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ESG priorities
Commitment to advancing our strategic priorities starts at the top and runs through our entire organization. Our ESG strategy prioritizes the issues that matter most to our business, shareholders, employees and other stakeholders, across four key pillars:

Workforce Empowerment	Corporate Stewardship	Community Commitment	Sustainable Solutions

•Employee Wellness & Well-being •Diversity & Inclusion •Competitive Compensation & Benefits •Career Development & Training •Engaged Employee Resource Groups	•Commitment to Good Corporate Governance •Effective Risk Oversight •Compliance & Ethics Program •Responsible Use of Data, Data Privacy and Cybersecurity •Market Integrity and Sustainability	•Matching Gift Program •CME Group Foundation •Paid Volunteer Day •St. Jude Support •Star Scholarships •Futures Fundamentals	•Products & Services Designed for a Sustainable Future •Industry Engagement •Environmental Impacts from Business Operations

ESG reporting
To better integrate our longstanding philanthropic, sustainability and corporate responsibility efforts into a more cohesive and actionable strategic framework, we have committed to reporting on our ongoing ESG initiatives. We published our first ESG Report in 2020 and continue to release updated reports on an annual basis. In connection with our 2021 ESG Report, we began reporting under the Sustainability Accounting Standards Board (SASB) framework, published our EEO-1 data and enhanced our disclosure on our lobbying activities. We also expanded the disclosure of our greenhouse gas (GHG) emissions for 2020 and 2021 covering all material scope 1, 2 and 3 categories and will continue to report on our emissions in our 2022 ESG Report. The SEC has published proposed rules to enhance and standardize climate-related disclosures. Final rules have not yet been adopted and become effective. It is currently uncertain to what extent the final rules will match the proposed rules or if other requirements will be added. We believe focusing on the SEC’s disclosure framework once the rules are finalized is in the interests of the company and our shareholders. Once published, the final rules will be considered in connection with the climate-related disclosures in our next ESG Report.
For more information regarding our sustainability practices and to review our annual ESG Reports, including our report for 2022 when issued, please visit: https://www.cmegroup.com/company/corporate-citizenship/esg.html.

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Board committees
The responsibilities of each standing committee composed entirely of board members are summarized in this proxy statement and described in more detail in each committee's written charter. In addition, the board has established clearing house risk committees, which are designed to include key market participants as members. Copies of each committee charter are available on our website.
In the following descriptions, the chairperson is designated with a "C," the independent members are designated with an "I," public directors are identified with a "P," and audit committee financial experts with an "F." Members of the committee are listed as of the date of this proxy statement.
Audit Committee

Daniel G. Kaye (C,I,P,F) Dennis H. Chookaszian (I,P,F) Elizabeth A. Cook (I) Larry G. Gerdes (I,P,F) Deborah J. Lucas (I,P) Terry L. Savage (I,P) Dennis A. Suskind (I,P)
The audit committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (Exchange Act), and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal control over financial reporting.
The committee performs this function by monitoring our financial reporting process and internal control over financial reporting and by assessing the audit efforts of the external and internal auditors. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors.

9 meetings in 2022
Clearing House Oversight Committee

Howard J. Siegel (C,I) Michael G. Dennis Bryan T. Durkin Martin J. Gepsman (I) William W. Hobert (I) William R. Shepard (I) Robert J. Tierney Jr. (I)
The clearing house oversight committee assists the board in providing oversight of the risk management activities and the senior management of the clearing house, including oversight with respect to the effectiveness of the clearing house risk management program.

7 meetings in 2022

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Compensation Committee

Charles P. Carey (C,I,P) Timothy S. Bitsberger (I,P) Elizabeth A. Cook (I) Ana Dutra (I,P) Daniel R. Glickman (I,P) Terry L. Savage (I,P) Rahael Seifu (I,P)
The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by, among other things, establishing and overseeing our compensation programs, approving compensation for our executive officers, recommending to the board the compensation of board members who do not serve as our officers, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and Analysis section, in accordance with applicable rules and regulations of the SEC, in our proxy statements.

10 meetings in 2022
Executive Committee

Terrence A. Duffy (C)
Timothy S. Bitsberger (I,P)
Charles P. Carey (I)
Larry G. Gerdes (I,P,F)
Daniel R. Glickman (I,P)
Daniel G. Kaye (I,P,F)
Phyllis M. Lockett (I,P)
Howard J. Siegel (I)
Dennis A. Suskind (I,P)

The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law. The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board. The committee also oversees our ESG matters. The membership of the committee comprises the Chairman and Chief Executive Officer, the other individuals who chair our board committees and Mr. Glickman, our former Lead Director and former chair of the nominating and governance committee.

4 meetings in 2022

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Finance Committee

Larry G. Gerdes (C,I,P,F) Timothy S. Bitsberger (I, P) Charles P. Carey (I) Dennis H. Chookaszian (I,P,F) Michael G. Dennis Deborah J. Lucas (I,P) Patrick J. Mulchrone (I)	The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies, capital structure and annual operating and capital budget.

4 meetings in 2022
Market Regulation Oversight Committee

Timothy S. Bitsberger (C,I,P) Ana Dutra (I,P) Phyllis M. Lockett (I,P) Deborah J. Lucas (I,P) Rahael Seifu (I,P) Dennis A. Suskind (I,P)
The market regulation oversight committee assists the board with its oversight of the operation of our four exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of such regulatory functions and their senior management and compliance officers to ensure effective administration of our self-regulatory responsibilities.

6 meetings in 2022

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Nominating and Governance Committee

Phyllis M. Lockett (C,I,P) Martin J. Gepsman (I) Daniel R. Glickman (I, P) Larry G. Gerdes (I,P,F) Dennis A. Suskind (I,P) Robert J. Tierney Jr. (I)
The primary purposes of the nominating and governance committee are to (i) identify individuals qualified to become Equity directors, consistent with the criteria established by the board, and to recommend such nominees for election; (ii) identify and consider individuals qualified to become Class B directors; (iii) oversee the company’s policies, procedures and practices in the area of corporate governance, including its corporate governance principles; (iv) recommend and oversee the evaluation process utilized by the board to evaluate its performance as well as the performance of its committees and individual directors; and (v) oversee succession planning for the company’s senior management, including its Chairman and Chief Executive Officer.

8 meetings in 2022
Risk Committee

Dennis A. Suskind (C,I,P) Timothy S. Bitsberger (I,P) Ana Dutra (I,P) Daniel G. Kaye (I,P,F) Phyllis M. Lockett (I,P) Patrick W. Maloney (I) William R. Shepard (I) Howard J. Siegel (I)
The risk committee assists the board in reviewing, assessing and providing oversight of the company's risk management practices in its oversight of the effectiveness of the company's policies and processes to identify, manage and plan for its clearing house, compliance, financial, operational, reputational and strategic risks as described in more detail on page 28.

5 meetings in 2022

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ITEM TWO
Ratification of the Appointment of Ernst
& Young LLP as our Independent Registered Public Accounting Firm for 2023

The audit committee has appointed Ernst & Young LLP as CME Group’s independent registered public accounting firm for 2023. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of CME Group and its shareholders. Representatives of Ernst & Young will be present at the 2023 annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by shareholders. In connection with the audit of our 2022 financial statements, we entered into an engagement letter with Ernst & Young, which sets forth the terms by which Ernst & Young would perform audit services for us and which did not include any limitations of liability for punitive damages. We expect to enter into a similar engagement letter with Ernst & Young for 2023.
Ernst & Young has served as the company's auditor since 2002. In accordance with its charter, the audit committee considers annually whether there should be a rotation of the independent auditor. In determining whether to continue the retention of Ernst & Young as our independent auditor, the audit committee considers factors such as:
•Ernst & Young's independence and objectivity;
•Ernst & Young's and the lead engagement partner's capability and expertise in handling the breadth and complexity of our business; and
•historical and recent performance of Ernst & Young, including the extent and quality of communications with members of the audit committee.
BOARD RECOMMENDATION Our board recommends that shareholders vote "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.

You are being asked to vote on ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023. Ernst & Young LLP served as our independent accounting firm for 2022.

The audit committee is involved in the selection of Ernst & Young's lead engagement partner and ensures that the lead partner's engagement is limited to no more than five consecutive years, in accordance with SEC rules. The current Ernst & Young engagement partner was designated commencing with the 2020 audit and is eligible to serve in that capacity through the end of the 2024 audit.
The audit committee has determined that it is in the best interest of the company and its shareholders to continue the engagement with Ernst & Young and recommends that shareholders ratify the appointment.

40	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM TWO
The audit committee has pre-approval processes for non-audit services
The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee, provided the estimated fee of the proposed service does not exceed $100,000. The chairperson also has the authority to approve any actual or expected cost overruns relating to any pre-approved services, provided the additional fees do not exceed $100,000.
The chairperson must report any decisions made pursuant to these delegations to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our audit and non-audit services policy is available on our website.
Principal accountant fees and services
Fees paid to Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2022	2021

Audit [1]	$6,452,356	$7,305,791
Audit-Related Fees [2]	—	—
Tax Fees [3]	128,732	36,869
All Other Fees [4]	—	—
Total	$6,581,088	$7,342,660
1Fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures. The decrease in audit fees is due to the wind down of certain international subsidiaries as we find efficiencies and consolidate operations, as well as the continuing maturation of the audits of remaining acquired entities.
2Fees for assurance and related services, including consultation on accounting and internal control matters, financial compliance reports and agreed-upon procedures not required by regulation.
3Fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2022 and 2021, tax compliance and preparation fees were $35,500 and $29,700, respectively.
4Fees for services not included in the foregoing categories.
The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the projects included in the foregoing fee table were pre-approved by the audit committee in accordance with our audit and non-audit services policy.
Audit committee financial experts
The board has determined that current directors Messrs. Chookaszian, Gerdes and Kaye each meet the SEC's definition of an audit committee financial expert. Also, the board determined that director nominee, Ms. Benesh, meets the SEC’s definition of an audit committee financial expert. Each member of the audit committee is independent in accordance with the audit committee independence requirements under Nasdaq listing standards.
Required vote
This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to ratify the appointment.

2023 PROXY STATEMENT	CME GROUP	41

Audit Committee Report
ROLES AND RESPONSIBILITIES. The audit committee reviews CME Group's financial reporting process on behalf of the board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Ernst & Young LLP, the company's independent registered public accounting firm for 2022, is responsible for expressing opinions on the conformity of the company's audited financial statements with generally accepted accounting principles and on the company's internal control over financial reporting. A copy of the audit committee charter, which has been adopted by our board of directors and further describes the role of the audit committee in overseeing our financial reporting process, is on our website under "Investor Relations — Corporate Governance — Board Committees."
REQUIRED DISCLOSURES AND DISCUSSION. The audit committee has reviewed and discussed with management and Ernst & Young the audited financial statements for the year ended December 31, 2022 and Ernst & Young's evaluation of the company's internal control over financial reporting. The committee has also discussed with Ernst & Young the matters that are required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. Ernst & Young has provided to the committee the written disclosures and the PCAOB-required letter regarding its communications with the audit committee concerning independence, and the committee has discussed with Ernst & Young that firm's independence. The committee has concluded that Ernst & Young's provision of audit and non-audit services to CME Group is compatible with Ernst & Young's independence. The audit committee regularly meets with the independent auditor, both in regular session and in executive session, to discuss our financial reporting processes, internal controls, required communications to the audit committee, the critical audit matters arising from the current period audit of the financial statements, fraud risks and any other matters that the committee or the independent auditor deem appropriate.
AUDIT COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT. Based on the review and discussions referred to above, the audit committee recommended to the board that the audited financial statements for the year ended December 31, 2022 be included in our 2022 Annual Report on Form 10-K for filing with the SEC. This report is provided by the following independent directors, who currently comprise the audit committee:
The Audit Committee
Daniel G. Kaye, Chairperson
Dennis H. Chookaszian
Elizabeth A. Cook
Larry G. Gerdes
Deborah J. Lucas
Terry L. Savage
Dennis A. Suskind

42	CME GROUP	2023 PROXY STATEMENT

ITEM THREE
Advisory Vote on the Compensation
of our Named Executive Officers

Factors to consider
The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed in CME Group’s executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of our named executive officers, as reported in this proxy statement.
This proposal, commonly known as the “say-on-pay” proposal, gives you the opportunity to endorse our 2022 executive compensation program and policies for our named executive officers through a vote “FOR” the approval of the following resolution:
RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2023 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and any related material).
This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the “say-on-pay” vote when considering future compensation arrangements. We currently hold an advisory vote on a "say-on-pay" proposal every year. Subject to the outcome of ITEM 4 and the decision of the board, the next "say-on-pay" vote will occur at the 2024 annual meeting.
Required vote
This item must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.
BOARD RECOMMENDATION Our board recommends that shareholders vote "FOR" the advisory proposal on the compensation of our named executive officers.

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers, as described in our Compensation Discussion and Analysis beginning on page 53 and executive compensation tables beginning on page 70.

2023 PROXY STATEMENT	CME GROUP	43

ITEM FOUR
Advisory vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

Factors to consider
After careful consideration of this proposal, our compensation committee recommended and our board agreed that an advisory vote on the compensation of our named executive officers that occurs annually is the most appropriate alternative for the company. Therefore, our board recommends that you vote for a one-year frequency for future advisory votes on the compensation of our named executive officers.
An advisory vote on the compensation of our named executive officers every year will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Setting a one-year frequency for holding this shareholder vote will enhance shareholder communication by providing a clear, simple means for the company to obtain information on investor sentiment about our executive compensation philosophy.
You may cast your vote on your preferred voting frequency by choosing the option of 1 Year, 2 Years or 3 Years or you may abstain from voting in response to the resolution set forth below.
RESOLVED, that a non-binding advisory vote of CME Group’s shareholders to approve the compensation of the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and any related material) shall be held at an annual meeting of shareholders (i) every year, (ii) every two years, or (iii) every three years, as determined by whichever frequency-option receives the highest number of votes.
The option of every one year, every two years or every three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the board in any way, the board may decide that it is in the best interests of our shareholders and the company to hold an advisory vote on named executive officer compensation with a frequency that differs from the frequency selected by our shareholders.
BOARD RECOMMENDATION Our board recommends that shareholders vote for "1 Year" as the frequency of future advisory votes on the compensation of our named executive officers.

You are being asked to vote on a proposal commonly known as “say-on-frequency,” which gives our shareholders the opportunity to vote, on an advisory basis, on how often we should conduct future advisory “say-on-pay” votes on the compensation of our named executive officers.

Required vote
The option (1 Year, 2 Years or 3 Years) receiving the highest number of votes from the holders of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, will be the preferred frequency selected by our shareholders.

44	CME GROUP	2023 PROXY STATEMENT

ITEM FIVE
Election of Class B-1, Class B-2 and Class B-3 Directors

Each Class B director's term will last until the 2024 annual meeting. If you own more than one share of Class B-1, Class B-2 or Class B-3 common stock, you must vote each class of your Class B-1 shares, Class B-2 shares and/or Class B-3 shares the same way. You may not split your vote. If you do so, your vote will be invalid.
In order to hold a valid election of the Class B director(s) elected by a particular class, a quorum of that class (holders of at least one-third of the outstanding shares of that class) must be present or represented by proxy, at the annual meeting. From time to time, at the time of the annual meeting, the quorum required for a particular class was not satisfied. At the 2022 annual meeting, there was no quorum for the Class B-1 and Class B-3 proposals. In the absence of a quorum, no valid election can take place under our charter and bylaws. As a consequence, the Class B director(s) serving on the board of the affected classes at the time of the annual meeting would become “holdovers” under Delaware law and our bylaws, and would continue to serve until their successor(s) are duly elected at the 2024 annual meeting or their earlier resignation or removal. Messrs. Hobert, Mulchrone and Tierney are holdovers from their valid election in 2020 and Ms. Cook is currently a holdover from her valid election at the 2018 annual meeting.

Our Class B-1 shareholders are being asked to vote for three Class B-1 directors, our Class B-2 shareholders are being asked to vote for two Class B-2 directors and our Class B-3 shareholders are being asked to vote for one Class B-3 director.

The nominating and governance committee approved the following three nominees for the three Class B-1 director positions and is recommending that Class B-1 shareholders vote "FOR" all three of the nominees.

2023 PROXY STATEMENT	CME GROUP	45

ITEM FIVE	TABLE OF CONTENTS
Class B director nominees
Ages of the nominees are as of March 6, 2023, and the nominee's trading badge symbol is shown in parenthesis.
Class B-1 director nominees (Class B-1 shares only)
Vote “FOR” up to three nominees to be elected to the board of directors.

William W. Hobert (WH)
	AGE: 59	DIRECTOR SINCE: 2018	COMMITTEES: CHOC

Mr. Hobert founded WH Trading, LLC, a proprietary options and futures trading firm, in 1998. WH Trading serves as a market maker and liquidity provider in numerous asset classes at CME in both its open outcry and electronically traded markets. From 1988 to 1994, Mr. Hobert worked for Cooper-Neff and Associates as an FX options market maker on the floor of CME and in over-the-counter markets. In 1994, he founded Hobert Trading Inc., which is currently a member of WH Trading, LLC. Mr. Hobert serves as director of our political action committee.
Mr. Hobert has over three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder and owner of WH Trading. In his role there, he oversees the technology, risk management, operations and strategy development of the firm. He led WH Trading's transition to a technology firm with the build of an electronic, automated trading operation. His career also includes government advocacy relating to the industry, including informal sessions with the SEC and CFTC Commissioners, House and Senate Committees and Congressional Leadership.

Independent

Patrick J. Mulchrone (PJM)
	AGE: 65	DIRECTOR SINCE: 2020	COMMITTEES: FC

Mr. Mulchrone has been a member of CME since 1980. He previously served as a member of our board from 1991 to 2001, including holding the position of Vice Chairman. Mr. Mulchrone served as a filling order broker in the Eurodollar pit until 2004. Mr. Mulchrone has been an independent trader from 2004 to present. Mr. Mulchrone is a founder of Advantage Futures (2003). He served as a member of the board of directors of Standard Bank & Trust until its sale in 2017. Mr. Mulchrone serves on the Board of Advisors of Misericordia Home. He serves as a Co-Vice Chair of our political action committee and has served on the Class B-2 nominating committee. Mr. Mulchrone received a B.S. in Accounting from Western Illinois University.
Mr. Mulchrone brings more than 40 years of experience in the futures industry. In 2003, he founded Advantage Futures LLC, which has become one of the highest volume futures clearing firms in the industry with a diverse and expanding client base. Mr. Mulchrone’s career also included his service on the board of governors at CME during the time when we transitioned from a member-owned and -run exchange to our for-profit organization. His career also includes service on the board of directors of the Standard Bank and Trust (2001 to 2017) where he was part of team that grew the assets fourfold to $2.5 billion. In 2017, Mr. Mulchrone was part of the team that led the successful sale of Standard Bank. As Co-Vice Chair of our political action committee, Mr. Mulchrone has regular interaction with government officials.

Independent

46	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FIVE

Robert J. Tierney Jr. (RJT)
	AGE: 47	DIRECTOR SINCE: 2019	COMMITTEES: CHOC, NGC

Mr. Tierney has been an active independent trader and a member of the CME and CBOT since 2000 and NYMEX since 2020. Currently, Mr. Tierney is a managing member and owner of Kore Trading LLC, a registered member firm holding multiple memberships on CME, CBOT, NYMEX and COMEX. Mr. Tierney's firm, Kore Trading, actively trades and mentors college graduates in the mechanics of spread trading across multiple asset classes. In addition, Mr. Tierney has invested in creating a division of Kore Trading, LLC overseas for fostering software development. Mr. Tierney has served as a CME committee member of the business conduct committee since 2012. Previously, he was a managing partner at AlphaBit Trading LLC from 2012-2018.
Through ownership and management of Kore Trading, Mr. Tierney brings his electronic trading background, knowledge of technology and management experience. Kore Trading is a technology-driven proprietary trading firm covering a myriad of asset classes. Its trading infrastructure reaches globally, covering derivatives and securities of a myriad of asset classes.

Independent

Required vote
The three nominees for Class B-1 director receiving the highest number of “FOR” votes will be elected.

2023 PROXY STATEMENT	CME GROUP	47

TABLE OF CONTENTS	ITEM FIVE

The nominating and governance committee approved the following two nominees for the two Class B-2 director positions and is recommending that Class B-2 shareholders vote “FOR” both nominees.
Class B-2 director nominees (Class B-2 shares only)
Vote “FOR” up to two nominees to be elected to the board of directors.

Michael G. Dennis (MKI)
AGE: 42	DIRECTOR SINCE: 2020	COMMITTEES: FC, CHOC

Mr. Dennis started his career in the derivatives industry working for a proprietary trading firm as a liquidity provider trading back-month Eurodollar futures and U.S. cash government securities. Currently, Mr. Dennis is a Principal and the Chief Commercial Officer of ABN AMRO Clearing USA LLC, one of the largest global futures clearing firms. Prior to ABN AMRO, Mr. Dennis was a Director at Societe Generale who focused on Prime Brokerage and Clearing Services. Mr. Dennis is a member of the CME and CBOT and currently serves on the business conduct committee, previously serving on our probable cause committee. Mr. Dennis is a graduate of Marquette University with a Bachelor of Science in Finance and holds Series 3, 63, 7 and 24 licenses. Mr. Dennis also devotes time to external activities such as Misericordia Heart of Mercy, Danny Did Foundation, A Leg to Stand on and CURE (Citizens United for Research in Epilepsy).
Mr. Dennis has been involved in the financial services industry for the past 20 years. Currently, Mr. Dennis is the Chief Commercial Officer of ABN AMRO Clearing USA LLC. As part of his current role, Mr. Dennis is responsible for many of the strategic decisions at the firm, as well as innovation around new products and service enhancements. He also serves on the firm’s management team, which is responsible for the firm’s operations and performance. Mr. Dennis is also a member of the firm's business crisis team, where he has gained experience in monitoring and addressing crisis events, including the processes for fallback mode, repair, analyze and resolve, stand down procedure and resumption of business as usual. As an employee of ABN AMRO Clearing USA LLC, Mr. Dennis is required to participate in monthly, quarterly and annual training and testing as it relates to cybercrimes, various industry rules and regulations and potential threats to the firm’s infrastructure. As a former trader, he has gained an understanding of a variety of trading technologies and controls as well as a deep understanding of market structure.

48	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FIVE

Patrick W. Maloney (PAT)
	AGE: 61	DIRECTOR SINCE: 2020	COMMITTEES: RC

Mr. Maloney has been a member of CME since 1985. Mr. Maloney has served as an independent floor broker in the Eurodollar option pit from 2007 to present. Mr. Maloney has served on numerous CME functional committees: pit committee 1997-1999, nominating committee 1995-1996, arbitration committee 1994-1995, booth space committee 1992-1996 and floor practices committee 1995-1997. Mr. Maloney serves as a director of our political action committee.
Mr. Maloney has served as a full-time floor trader and broker since 1985. Through this experience, he brings to the board his views as an active market participant and can convey the valuable perspective from the traders he interacts with on a daily basis. Over his career, he has served on numerous exchange-related committees.

Independent

Required vote
The two nominees for Class B-2 director receiving the highest number of “FOR” votes will be elected.

2023 PROXY STATEMENT	CME GROUP	49

TABLE OF CONTENTS	ITEM FIVE

The nominating and governance committee approved the following nominee for the one Class B-3 director position and is recommending that Class B-3 shareholders vote “FOR” such nominee.
Class B-3 director nominee (Class B-3 shares only)
Vote “FOR” one nominee to be elected to the board of directors.

Elizabeth A. Cook (LZY)
	AGE: 62	DIRECTOR SINCE: 2015	COMMITTEES: AC, CC

Ms. Cook has been a member of CME since 1983, starting her career in 1978 as a runner for Clayton Brokerage Inc. She is a member of the board's compensation and audit committees. Ms. Cook actively participates as co-chair of the CME arbitration and floor conduct committees and serves on the board of the CME Gratuity Fund. In addition, she serves on CME's membership and business conduct committees and continues her involvements with our political action committee. Ms. Cook is the founder and owner of MiCat Group LLC, a firm specializing in option execution services focusing on equities, FX and interest rates. She also serves as president of Lucky Star LLC, a commercial property management company. Ms. Cook is also on the board of Women in Listed Derivatives and Associated Colleges of Illinois. Her external activities include NACD Governance Fellow and completion of its Director Professionalism course, member of Business Executives for National Security, Ambassador of the Navy Seal Foundation, Ambassador for The ALS Association Greater Chicago Chapter and an active supporter of Honor Flight Chicago. Ms. Cook has participated in numerous risk and audit educational programs and as a long-time market participant has significant risk management experience.
Ms. Cook brings her experience as a member since 1983 with a focus on our options complex, particularly FX and Eurodollar options. Through her service on our disciplinary committees, Ms. Cook has gained insight into hearing and reviewing disciplinary charges and determining appropriate action. Ms. Cook, as a long-time user of our markets, has gained an understanding of our customer-facing systems and controls. Through her participation in the NACD's educational program, she has been recognized as a Governance Fellow gaining insight into best practices relating to corporate governance and board operations.

Independent

Required vote
The nominee for Class B-3 director receiving the highest number of “FOR” votes will be elected.

50	CME GROUP	2023 PROXY STATEMENT

Compensation Committee Matters

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.
Our compensation committee provides oversight of our compensation program for our senior management group
The compensation committee is composed of seven independent directors. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for our senior management group (our Chairman and Chief Executive Officer and the other members of our management team), to review and recommend compensation arrangements for non-employee members of the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. Our performance metrics relating to human capital management are percentage of voluntary turnover, open roles filled with internal candidates and employees promoted and we make reports to the compensation committee regarding these programs. We also report to the compensation committee on our diversity and inclusion initiatives, the results of our employee engagement surveys and our human resources risks as part of our ERM Program. A complete description of the committee’s responsibilities may be found in its charter, a copy of which is on our website.
There were ten meetings of the committee in 2022. The committee typically meets in executive session for a portion of each regular committee meeting and may include members of management as appropriate. The committee provides regular reports to the board of directors on its activities.
The committee considers the recommendations of our Chairman and Chief Executive Officer in approving compensation for our other executive officers
The committee is solely responsible for approving the compensation of our executive officers. The committee, however, takes into consideration the recommendations of our Chairman and Chief Executive Officer in approving compensation for executive officers, other than himself.
The committee delegates authority to our Chairman and Chief Executive Officer on a limited basis subject to pre-established criteria
Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the individual in the role of Chief Executive Officer to approve salary increases, equity awards and annual cash bonus awards for employees other than the executive officers. The committee reviews annual reports on the use of such delegation.
Our program is designed to create long-term shareholder value while discouraging excessive risk taking
We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to provide appropriate incentives for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.

2023 PROXY STATEMENT	CME GROUP	51

COMPENSATION COMMITTEE MATTERS	TABLE OF CONTENTS
Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 53, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:
•We utilize a mix of both fixed and variable compensation. Our fixed pay is intended to provide a stable income.
•A significant portion of our senior management group compensation is composed of long-term equity incentives and the senior management group is also subject to company stock ownership guidelines based on their level of responsibility.
•Our annual cash bonus plan for our senior management group and other senior employees as currently in effect will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.
•We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.
•All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk taking.
•We have adopted a recoupment policy, whereby employees at the level of managing director and above may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such individual’s award was not actually earned due to a restatement of our financial results with the outcome being the achievement of the related performance metric was less than previously reported.
•We prohibit all of our employees and board members from engaging in any derivative transactions in our securities (hedging the economic risk of their ownership of our stock) and have adopted a policy restricting the pledging of our Class A shares by our board members and executive officers.
•As discussed below, the committee engages its independent compensation consultant to advise on executive compensation best practices and to provide counsel as it considers executive compensation programs and arrangements, as it deems appropriate.
Our compensation committee has its own independent compensation consultant
The committee has engaged Meridian Compensation Partners, LLC (Meridian) to serve as its independent advisor. During 2022, Meridian provided information on trends in executive compensation as well as general executive compensation advice. They advised the committee regarding the contract extension and compensation for our Chairman and Chief Executive Officer. They also advised the committee on the feedback received through shareholder outreach efforts and associated actions and related disclosure.
Management also engages its own consultants to provide advice as it relates to compensation programs. In 2022, management engaged Exequity LLP for information on executive compensation practices as well as technical guidance on executive compensation matters.
Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management’s consultant.
The committee has assessed the independence of the advisors it engaged in 2022 relative to the factors identified by the SEC and Nasdaq.
Our compensation committee is composed of independent members with limited relationships with the company (compensation committee interlocks and insider participation)
For fiscal year 2022, Charles P. Carey, Timothy S. Bitsberger, Elizabeth A. Cook, Ana Dutra, Daniel R. Glickman, Terry L Savage and Rahael Seifu served as members of the compensation committee. During 2022, none of the members of the compensation committee had served at any time as an officer or employee of CME Group or received any compensation from us other than in the capacity as a member of the board or a committee. None of the members of the compensation committee has any relationship with us other than service as a director or member of one of our exchanges, except for (i) Mr. Carey paid fees indirectly to us relating to trading activity in excess of $120,000 during 2022 and serves as a member of our Agricultural Markets Advisory Council (AMAC) and (ii) Mr. Glickman serves as Co-Chair and a member of AMAC. AMAC was formed to facilitate an open dialogue and drive collaboration among agricultural organizations, commodity groups and academics. For their participation, Messrs. Glickman and Carey are eligible for an annual stipend of $10,000. No interlocking relationship exists between the members of our board or the compensation committee and the board of directors or compensation committee of any other company.

52	CME GROUP	2023 PROXY STATEMENT

Compensation Discussion and Analysis

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our management team. These individuals along with our named executive officers are referred to as our senior management group.

Key topics covered in our compensation discussion and analysis
•Shareholder Outreach, Consideration of 2022 Say-On-Pay Vote and How We Responded, page 54
•Executive Summary, page 57
•Philosophy and Objectives, page 58
•Peer Group, page 59
•Principal Elements of our Compensation Program, beginning on page 60
•2022 Named Executive Officer Annual Bonus Awards, page 64
•2022 Named Executive Officer Equity Awards, page 65
•Stock Ownership Guidelines, Hedging Policy, Tally Sheets and Recoupment Policy, beginning on page 68
2022 named executive officers
Terrence A. Duffy, Chairman and Chief Executive Officer
John W. Pietrowicz, Chief Financial Officer
Julie Holzrichter, Chief Operating Officer
Sean P. Tully, Global Head of Rates & OTC Products
Sunil K. Cutinho, Chief Information Officer
The titles for our named executive officers above are those in effect as of December 31, 2022. For the biographies of our current executive officers, including the named executive officers, please see Item 1. Business — Human Capital Management - Information about our Executive Officers beginning on page 13 of our 2022 Annual Report on Form 10-K, filed with the SEC on February 27, 2023.
As announced on February 28, 2023, Mr. Pietrowicz will retire from his position as Chief Financial Officer and Ms. Fitzpatrick will assume the role effective as of April 1, 2023. Mr. Pietrowicz will remain employed by the company until December 31, 2023 in the role of Special Advisor. Mr. Pietrowicz will remain at his current base salary of $600,000 at the time of transition with no change to his incentive targets. Details regarding the compensation arrangement were filed with the SEC on a Current Report on Form 8-K on March 10, 2023.

2023 PROXY STATEMENT	CME GROUP	53

COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
Shareholder outreach, consideration of 2022 say-on-pay vote and how we responded
Our annual say-on-pay vote is one of our opportunities to receive feedback from our shareholders regarding our executive compensation program. Our compensation committee and our board take the results of the vote seriously. We were disappointed to receive low support at the 2022 annual meeting for our say-on-pay proposal on our 2021 executive compensation program and policies for our named executive officers. We sought feedback from shareholders both leading into the vote and after the 2022 annual meeting to better understand the motivations and the drivers for the low support.
In advance of the 2022 annual meeting, management commenced an outreach initiative targeting our top 25 shareholders representing approximately 50% of our shares. (Share numbers are as of December 31, 2022 and are not necessarily reflective of current holdings or holdings at the time of our 2022 annual meeting.) This resulted in eight investor engagements, representing approximately 23% of our shares, including one with participation from our Lead Director. Following the 2022 annual meeting, we focused on engaging with our top 50 shareholders representing approximately 60% of our shares. This resulted in meetings with 11 investors representing 26% of our shares, including one with participation from the Chair of our compensation committee and our Lead Director. In our offer to engage, we made available members of the board as participants and all shareholder requests for participation at the board level were accommodated. During these engagements, we specifically requested feedback regarding the driver for the low support in 2022 and took the opportunity to inquire about views on other elements of our executive compensation program.
In the engagement meetings, both leading up to and after the 2022 annual meeting, shareholders indicated the primary area of concern underlying the low say-on-pay vote was the one-time $5 million special bonus paid to Mr. Duffy. While during these engagements, shareholders expressed their support of the leadership of Mr. Duffy and the extension of his contract, they expressed concerns regarding the design of the bonus payment. The primary areas of feedback related to the discretionary nature of the payment (paid outside our established plan) without specific pre-established performance goals or retention conditions and the lack of any clawback or repayment provision should Mr. Duffy retire prior to the end of his extended employment agreement. From a governance perspective, feedback on the approval of the special bonus in connection with the extension of Mr. Duffy’s contract also resulted in inquiries regarding the company’s succession planning and its oversight by the board.
During such engagements, shareholders did not signal concerns regarding the overall design of our compensation program. However, we did receive feedback for potential enhancements on certain aspects of our program. We understand that in most circumstances, these areas for improvement did not prompt the negative vote. We also highlight that in the three years prior to the 2022 annual meeting, our say-on-pay proposals received significant approval levels: 90% (2021), 93% (2020) and 94% (2019).
As described in the 2022 proxy statement, in approving Mr. Duffy’s amended employment agreement with the extended term through December 31, 2024 and the one-time special bonus, the compensation committee and the board agreed it was in the best interests of the company and the shareholders. The compensation committee and the board considered the importance of Mr. Duffy's continued, long-term leadership of the organization, his role in the company's performance during the COVID-19 pandemic, including its continued effective operation of its markets during times of historic volatility, the achievement of the synergies relating to the acquisition of NEX, the execution of the transformative strategic partnership with Google Cloud and the company's continued ability to deliver shareholder value in the form of stock price appreciation and its dividend policy. The compensation committee and the board also took into account other factors, including the company's strong performance under his long tenure and his significant contributions, his role in our government relations advocacy and the company's commitment to the prioritization of the health and welfare of its employees.
The decision to approve the special bonus was based on the unique circumstances at the time. The compensation committee and the board do not have intentions to make a similar bonus payment, nor is it a decision that has been undertaken in the past. No such payment was made relating to 2022. The compensation committee and the board do not expect to make such payments to named executive officers in the future in the ordinary course of business, but reserve the right to make such payments, if it is determined to be in the best interests of the company and the shareholders. If circumstances were to arise where a discretionary payment may be in the best interests of the company and the shareholders, the compensation committee and the board would carefully consider the shareholder feedback received through the engagement process, including preferences for pre-established performance goals, retention or vesting conditions and a clawback or repayment provision.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
The following table summarizes the feedback we heard from shareholders, including the key points regarding the design of the compensation program for our named executive officers and how we responded after meaningful discussion, including consultation with our independent compensation consultant.

What We Heard from Shareholders	Our Perspective / Actions Taken
One-Time Special Bonus Design: While supportive of Mr. Duffy’s leadership and the extension of his contract, investors expressed concern for the discretionary nature of the payment (paid outside of the established program), without pre-established performance goals, retention or vesting conditions or a clawback or repayment provision.

•As described above, the compensation committee and the board approved the one-time special bonus paid to Mr. Duffy based on the unique circumstances at the time, determining it was in the best interests of the company and the shareholders.
•The compensation committee and the board have not had a practice of making such payments in the past. The committee and the board do not expect to make such payments in the future in the ordinary course of business, but reserve the right to make such payments, if it is determined to be in the best interests of the company and the shareholders. If circumstances were to arise where a discretionary payment may be in the best interests of the company and shareholders, the committee and board will carefully consider the shareholder feedback received through the engagement process, including preferences for:
◦pre-established performance goals:
◦retention or vesting conditions; and
◦a clawback or repayment provision.

Annual Incentive Plan Design (Target Setting): Investors expressed concern regarding the process for setting the annual cash earnings target goal noting in certain years the target has been set below the prior year’s actual performance.

•The compensation committee believes the target goal should be established in a way that motivates our executives toward operational excellence and superior financial performance and is challenging to meet, while remaining achievable with concentrated effort and focus.
•We have added new disclosure designed to provide more transparency into our process for setting the cash earnings target for our annual bonus plan and how it is designed to drive performance of our named executive officers taking into consideration applicable factors that may impact the company’s performance. (See page 63).

Long-term Incentive Plan Design (Metrics): The use of relative total shareholder return (TSR) as a performance metric in the long-term plan was generally viewed positively. Investors recommended the incorporation of an additional performance metric that is more operational (i.e., more reflective of and influenced by the performance of management). Feedback also suggested a TSR comparison to a more specific industry group may be preferred.

•This topic is regularly discussed and debated by the compensation committee.
•Our goal is to design our performance share program to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.
•From time to time, we have included other performance metrics in the program (e.g., based on net income margin growth relative to the diversified financial services index of the S&P 500).
•The compensation committee undertakes to engage with management and its independent compensation consultant to discuss the performance metrics in advance of its next annual grant made in September 2023. Applicable disclosure to be included in our 2024 proxy statement.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS

What We Heard from Shareholders	Our Perspective / Actions Taken
Long-term Incentive Plan Design (Target Setting): Investors expressed preferences that the target payout opportunity be set above the 50th percentile performance level.
•The compensation committee continues to believe that its targets remain appropriately designed and in alignment with market practice.
•We highlight that the performance shares tied to 2020-2022 performance did not become vested as performance for the period was below the threshold level (25th percentile) resulting in no shares being earned.
•As the compensation committee evaluates the performance metrics for the long-term incentive plan as discussed above, it will also consider the applicable targets for the payouts under the program.

Succession Planning Disclosure: Investors indicated that enhanced disclosure on the process would be helpful to better understand the process and the board’s focus on its importance.	•We have added new disclosure in the proxy statement regarding our succession planning process and its oversight at the board level. (See page 32).
We will continue to reach out to our shareholders and consider how best to align our executive compensation program with shareholder interests. You should read this section in conjunction with the advisory vote we are conducting on the compensation of our named executive officers under ITEM 3 on page 43 as it contains information that is relevant to your voting decision.
Shareholders who wish to directly communicate with members of the compensation committee may do so using directors@cmegroup.com as discussed on page 34 of this proxy statement.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
Executive summary
OUR BUSINESS
As the world's leading derivatives marketplace, CME Group enables clients to trade futures, options, cash and OTC markets, optimize portfolios, and analyze data – empowering market participants worldwide to efficiently manage risk and capture opportunities. CME Group exchanges offer the widest range of global benchmark products across all major asset classes based on interest rates, equity indexes, foreign exchange, energy, agricultural products and metals. The company offers futures and options on futures trading through the CME Globex platform, fixed income trading via BrokerTec and foreign exchange trading on the EBS platform. In addition, it operates one of the world's leading central counterparty clearing providers, CME Clearing.
For more information on our business, see Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report and in the Letter to our Shareholders from Mr. Duffy, our Chairman and Chief Executive Officer earlier in this proxy statement.
2022 COMPENSATION HIGHLIGHTS FOR OUR NAMED EXECUTIVE OFFICERS
The compensation committee took the following compensation actions with respect to our named executive officers during 2022 or related to 2022 performance:
•Entered into a revised employment agreement with Mr. Duffy in February 2022, extending his employment term to December 31, 2024 with an increase to Mr. Duffy's base salary effective in January 2022. The full details of the revised employment agreement can be found on page 77.
•Awarded base salary increases to certain named executive officers in early 2022 to better align their compensation to market competitive levels as described on page 62.
•Awarded annual bonuses to our named executive officers in respect of 2022 based on our achievement of cash earnings at 119.2% of the target goal as described on page 64. For 2022, we set a cash earnings goal for the annual bonus program that required significant effort on behalf of our management as described on page 63. In response to investor feedback, we have enhanced the disclosure regarding our process for setting the cash earnings goal.
•Certified results for the September 2019 award of performance shares based on TSR relative to the S&P 500 for the 2020-2022 performance period. Due to performance measured against the pre-established goal, 0% of the target number of shares were earned. These shares forfeited in March 2023 as described beginning on page 66.
•Awarded equity grants to our named executive officers in September 2022 to encourage longer-term retention while also increasing the focus on longer-term value creation. The 2022 equity awards were comprised of 50% time-vested restricted stock and 50% performance shares as described on page 65.
•Approved the continued use of the relative total shareholder return metric for performance share awards granted in 2022 and awarded performance shares to our named executive officers in September 2022 tied to our total shareholder return as compared to the S&P 500 measured over a three-year period (2023-2025) as described on page 65.
•In 2022, at least 50% of target total compensation for each of our named executive officers was considered performance-based, as it was directly tied to cash earnings or relative stock performance goals.
KEY ELEMENTS OF THE PROGRAM ARE DESIGNED TO ENSURE PAY FOR PERFORMANCE
Our overall goals and philosophy are complemented by several specific elements that are designed to align the compensation for our senior management group with our performance and position the company for creating long-term shareholder value including:
•Our annual bonus is tied to our generation of cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 25% below the target, no annual cash bonuses would be paid to our senior management group. The annual bonus opportunities for our named executive officers are set forth on page 64. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular quarterly dividend payments.
•The aggregate amount of our annual bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure and the expected expense is accrued on a quarterly basis based on actual cash earnings performance.
•In addition to verifying the annual achievement of cash earnings for purposes of our annual bonus program, our compensation committee also considers other measures of our performance, such as our net income, total shareholder return, earnings per share and return on equity, as appropriate.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
•Our annual long-term incentive awards for our senior management group are comprised of 50% time-vested restricted shares and 50% performance shares. The performance shares have a three-year performance period with total shareholder return relative to the S&P 500 as the performance metric. This performance metric, when combined with the cash earnings performance metric in our annual bonus plan, focuses our senior management group on financial and operational measures of success and shareholder results. The annual equity award opportunities for our named executive officers are set forth on page 65.
•Our senior management group is subject to stock ownership guidelines as discussed on page 68.
•To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock as well as a policy which restricts pledging of our Class A common stock by our board members and executive officers.
Philosophy and objectives of our compensation program
The elements of our executive compensation program are designed to:
•Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group that varies based on company and individual performance.
•Reward financial performance without undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage profitability and growth while discouraging excessive risk taking.
•Hire and retain top caliber executives. Our compensation and benefits program is competitively designed to attract and retain top talent.
•Align with shareholder value. The interests of our senior management group are linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.
OUR PROGRAM IS DESIGNED TO BE CONSISTENT WITH BEST PRACTICES
The compensation committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short- and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:
•We tie pay to performance. In 2022, at least 50% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings or relative total shareholder return performance goals.
•We set objective targets tied to company performance for our annual cash bonus that must be met at the threshold level in order to fund the annual bonus pool.
•We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.
•We have reasonable post-employment and change of control provisions.
•We use employment contracts on a limited basis. Contracts are generally structured to include a three- to five-year term, do not provide for excessive severance payments or include "golden parachute" tax gross ups.
•We have adopted stock ownership guidelines and restrictions on hedging and pledging transactions to ensure our executives' interests are linked to those of our shareholders.
•We provide only modest perquisites.
•Our compensation committee reviews the reasonableness of our compensation by reviewing “tally” sheets and wealth accumulation reports.
•Our compensation committee consults with its independent compensation consultant when considering significant changes to our program.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
Use of competitive data and comparison practices
BENCHMARKING PRACTICES
We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent.
We broadly target compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.
We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis, and we use it to develop and evaluate total compensation programs and guidelines for senior management and other employees on a more ad hoc basis. When making decisions about senior management pay we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee, within its discretion, may make alterations based on its evaluation of the benchmarking data, as it deems appropriate, to ensure that our senior management compensation is performance-based and competitive in nature.
CME GROUP COMPENSATION PEER GROUP
The following peer group was used for benchmarking our program for senior management and members of our board in 2022.

CBOE Holdings Inc.	Equifax Inc.
Fiserv Inc.	Franklin Resources Inc.
IntercontinentalExchange Inc.	Invesco Ltd.
MasterCard Inc.	Moody’s Corp.
Nasdaq Inc.	Northern Trust Corp.
Paychex Inc.	Schwab (Charles) Corp.
S&P Global Inc.	T. Rowe Price Group Inc.
Western Union Co.
In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven financial companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization. The companies within the peer group generally range between 0.5 and 2.5 times CME Group in terms of revenues or market capitalization. At the time of the committee's annual review of key financial and performance measures of our peer group companies in 2022, CME Group was positioned at the 18th percentile of the peer group on revenue and at the 77th percentile on market capitalization.
COMPARISON OF CHIEF EXECUTIVE OFFICER PAY TO OTHER NAMED EXECUTIVE OFFICERS
The differences between the allocation of compensation of the individual serving in the role of Chief Executive Officer and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual’s talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the individual serving in the role of Chief Executive Officer or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
ROLE OF INDIVIDUAL PERFORMANCE IN THE PROGRAM
While consideration of compensation data to ensure that our pay is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:
•Base salary adjustments are based on an assessment of the individual’s performance in the preceding year, changes in his or her responsibilities as well as a comparison with market data for comparable positions in our peer group and within the industry.
•Our incentive targets for annual bonus and equity opportunities are based on the individual’s role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.
•Individual performance and the achievement of specific performance goals, which may include the individual's role in the achievement of specific performance outcomes, is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.
Principal elements of our compensation program
The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail

Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive competitively with the market based upon their job duties and level of responsibility.	Summary Compensation Table on page 70 under “Salary” and described on page 62.
Annual Performance-Based Bonus	Variable compensation component. Opportunity based upon our performance measured by cash earnings achievement. Individual awards based on bonus opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our short-term/annual goals.
Summary Compensation Table under “Non-Equity Incentive Plan Compensation,” Grants of Plan-Based Awards on page 72 under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” and described on page 70.

Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon company financial/stock performance. Individual awards based on equity opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table under “Stock Awards”, Grants of Plan-Based Awards under the columns referencing equity awards, Stock Vested on page 75 and described on page 64.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail

Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.
Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation,” Pension Benefits on page 75 and Non-Qualified Deferred Compensation on page 76.

Post-Employment Compensation	Contingent compensation component.	Intended to provide a temporary income source following termination (other than for cause) including in the case of a change-in-control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 80 and described on page 67.
We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management who have more direct responsibility for the performance of CME Group should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:
•Base salary should represent a lower percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.
•Employees in positions that most directly influence performance should have a larger percentage of their compensation tied to CME Group’s performance through equity awards with a portion of the equity awards tied to corporate performance goals.
•Actual awards of incentive compensation should be closely aligned with the performance of CME Group.
The following are the approximate average percentages the elements represent out of the total compensation for our named executive officers as a group for 2022 as set forth in the Summary Compensation Table:

Base Salary	Annual Cash Bonus [1]	Annual Equity [2]	Other Compensation [3]

11%	33%	53%	3%
1Annual cash bonus is composed of the amounts listed in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”
2Annual equity value shown is composed of the amounts listed in the Summary Compensation Table under "Stock Awards."
3Other compensation is composed of amounts listed in the Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation” columns.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
DESCRIPTION OF EACH ELEMENT OF COMPENSATION
Base salary
We generally target base salary at the 50th percentile of the competitive market relative to each position’s duties and level of responsibility. Each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:
•The nature and responsibility of the position;
•The impact, contribution, expertise and experience of the individual;
•Competitive market information regarding salaries to the extent available and relevant;
•The importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services; and
•Recommendations of the Chairman and Chief Executive Officer (except in the case of his own compensation).
In connection with his amended employment agreement, Mr. Duffy received an annual base salary increase from $1,500,000 to $2,000,000 effective January 1, 2022. Mr. Pietrowicz received an annual base salary increase from $550,000 to $600,000 effective January 1, 2022 to better align his compensation with market levels. Also effective January 1, 2022, Ms. Holzrichter received an annual base salary increase from $500,000 to $525,000 and Mr. Cutinho received an annual base salary increase from $475,000 to $525,000 to align with market levels and in recognition of their new responsibilities. Mr. Tully received an annual base salary increase from $450,000 to $525,000 to better align his compensation with market levels effective January 1, 2022.
Annual bonus
Our annual bonus program is designed to provide incentives to the named executive officers and other members of senior management to drive annual performance based on our strategic goals as approved by the board. In support of our pay-for-performance philosophy, the annual bonus plan is only funded when we achieve cash earnings at or above the threshold level. We use cash earnings as our funding metric because we believe it provides a transparent view of CME Group’s operational and financial performance during the year. Cash earnings provides alignment with shareholders as it is also the metric used in our dividend policy, which provides that our dividend target for our regular quarterly dividends is set at approximately 50% to 60% of the prior year’s cash earnings.
The cash earnings target is established to motivate our named executive officers toward operational excellence and superior financial performance and is designed to be challenging to meet, while remaining achievable with concentrated effort and focus. The cash earnings target goal is derived from the annual financial plan. The financial plan for each year is developed based on the results of a strategic planning process, taking into account our annual goals and considering events and impacts that are beyond our control (e.g. market conditions, legislative and regulatory activity, changes in governmental monetary policies, etc.) as well as initiatives where management has a direct impact on performance. The financial plan is first presented to the finance committee and then presented to the board for approval. The compensation committee takes the financial plan and calculates the cash earnings target and approves the target goal for purposes of the annual bonus program. While we expect to set a challenging cash earnings goal each year that drives the growth of our business, the compensation committee does not have a policy whereby it requires the current year’s cash earnings target to be above the prior year’s actual cash earnings performance. The committee considers the specific business conditions and market conditions in a given year when setting the cash earnings goal.
Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, which was set at 25% below the target performance goal for 2022. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, which is set at 20% above the established target goal. It is anticipated that the achievement of the maximum level of cash earnings would be exceptional, requiring extraordinary effort on the part of our senior management.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
Our cash earnings are calculated using the following formula for the purpose of the annual bonus.

Cash Earnings Calculation for Annual Bonus

Net Income
+ Depreciation
+ Stock-Based Compensation*
+ Amortization on Purchased Intangibles*
- Capital Expenditures
= Cash Earnings
+/- Net Interest Expense*
= Bonus Incentive Plans Cash Earnings Target as approved by compensation committee

*Adjusted on an after tax basis
The following shows our cash earnings goals and actual achievement for 2022 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual

$1.950 billion	$2.600 billion	$3.120 billion	$3.100 billion
In establishing the annual financial plan and resulting cash earnings target for 2022, specific consideration was given to the expectation of continued tapering and multiple interest rate hikes by the Federal Reserve, a return toward pre-pandemic spending levels for in-person events, and the impact from the formation of our OSTTRA joint venture, among other factors.
The compensation committee has discretion to make equitable adjustments to the cash earnings performance calculation to reflect effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect the effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the goal was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2022, the committee approved adjustments for certain non-performance-related items, such as adjustments to deferred tax and foreign exchange fluctuation impacts and adjustments to capital expenses related to supply chain issues and unused contingency originally set aside for potential cloud migration expenses.
2022 annual bonus awards
Opportunities under the annual bonus program are based upon CME Group’s achievement of cash earnings and are awarded in consideration of the individual’s performance during the year. Each year, the Chairman and Chief Executive Officer and members of our management team present our proposed strategic goals for the year to the board for approval, including goals relating to our ESG strategy. The board then receives updates during and at the end of the year regarding our performance against such initiatives. The compensation committee takes into consideration the accomplishments of our senior leadership group against these goals as discussed with the board during an executive session. The compensation committee approved the annual bonus awards for the named executive officers for 2022 based on our achievement of cash earnings, general company performance (as discussed in the Letter to our Shareholders from Mr. Duffy, our Chairman and Chief Executive Officer) and the individual’s performance.

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
The table below shows the payout opportunities and actual annual bonus payments for 2022 for the named executive officers.
2022 Named Executive Officer Bonus Awards

Name	Annual Bonus Plan Target as % of Salary	Annual Bonus Plan Target	Annual Bonus Plan Maximum as % of Salary	Annual Bonus Plan Maximum	2022 Actual Annual Bonus Award as % of Target	2022 Annual Bonus Award [1]

Terrence A. Duffy	200%	$4,000,000	400%	$8,000,000	196%	$7,770,711
John W. Pietrowicz	100%	$600,000	200%	$1,200,000	196%	$1,173,151
Julie Holzrichter	100%	$525,000	200%	$1,050,000	196%	$1,027,921
Sean P. Tully	100%	$525,000	200%	$1,050,000	196%	$1,024,149
Sunil K. Cutinho	100%	$525,000	200%	$1,050,000	196%	$1,026,035
1Under the terms of our annual bonus program, awards are calculated utilizing base salary paid during the applicable plan year.

Our 2022 actual annual cash earnings results were 119.2% of the target level performance. As such, bonuses for the named executive officers were approved by the committee at approximately 196.15% of their individual bonus target opportunities. The bonuses for all named executive officers were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee.
Equity
Long-term grants of equity are important to reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.
The annual equity awards for members of our senior management group are delivered in the form of performance shares and time-vested restricted stock. This mix of equity vehicles enables us to focus employees on stock performance, provides for employee retention and directly aligns employee interests with shareholder value creation.
Equity grant practices
The following is a summary of our equity grant practices and the role of the committee in approving awards:
•Our annual equity awards are granted on September 15th, or in the event the 15th is not a business day, the closest business day thereto.
•At a meeting prior to the annual grant date, the committee approves the awards for the senior management group based upon the target equity opportunities and recommendations from the Chairman and Chief Executive Officer (for executives other than himself) using a pre-set calculation of a percentage of base salary and a recent closing price. Actual awards are granted based on the previously approved calculation and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.
•The committee has delegated authority to the individual in the role of Chief Executive Officer to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief accounting officer, within parameters set by the committee. The committee is provided with an annual report on awards granted under such delegated authority.
•Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance-based shares prior to the achievement of performance goals. Dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.

64	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 59, we generally target total compensation in the 50th percentile of our peer group. Through competitive compensation analysis, we compare equity compensation on a standalone basis as well as part of an executive’s overall total compensation.
The committee has the discretion to adjust the annual equity awards to distinguish for individual performance. The annual equity awards for the named executive officers were made at the target levels for 2022 and were comprised of 50% performance shares and 50% time-vested restricted stock.
The table below shows the annual equity award opportunities for our named executive officers and actual awards made in 2022.
2022 Named Executive Officer Equity Awards

Name	Annual Equity Award Target as % of Base Salary	Annual Equity Award Target	Actual Annual Equity Award as % of Target	Actual Annual Equity Award [1]

Terrence A. Duffy	600%	$12,000,000	100%	$12,000,000
John W. Pietrowicz	300%	$1,800,000	100%	$1,800,000
Julie Holzrichter	300%	$1,575,000	100%	$1,575,000
Sean P. Tully	300%	$1,575,000	100%	$1,575,000
Sunil K. Cutinho	300%	$1,575,000	100%	$1,575,000
1The award determination values reflected above differ from values derived from the valuation method used in the Summary Compensation Table.
Performance shares tied to 2023-2025 performance
The September 2022 performance share awards were based solely on total shareholder return relative to the S&P 500, measured over 2023 through 2025. Historically, performance share awards were tied to a second financial metric, most recently net income margin growth relative to the diversified financial services index of the S&P 500. However, consistent with the past several years, the committee approved the use of a single metric for 2022 performance share awards. As previously discussed, in response to investor feedback, the committee plans to revisit the performance metric to ensure ongoing performance metrics are aligned with longer term measures of success for the company. We believe the total shareholder return performance measure is a direct, transparent measure of shareholder value creation and provides strong alignment with shareholder results. Following the three-year performance period, the award will be settled in unrestricted shares of stock, based upon achievement of the following performance metric:

Relative TSR Performance % of Target Award Earned

Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile

0%	50%	100%	200%

2023 PROXY STATEMENT	CME GROUP	65

COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
The details of the performance share awards granted in September 2022 tied to 2023-2025 total shareholder return relative to the S&P 500 are as follows:
Performance shares awarded in 2022

			Performance Share Payout Opportunity (in Shares)

Name	Award Date	Performance Metric	Threshold	Target	Maximum

Terrence A. Duffy	9/15/2022	2023-2025 TSR	15,726	31,451	62,902
John W. Pietrowicz	9/15/2022	2023-2025 TSR	2,359	4,718	9,436
Julie Holzrichter	9/15/2022	2023-2025 TSR	2,064	4,128	8,256
Sean P. Tully	9/15/2022	2023-2025 TSR	2,064	4,128	8,256
Sunil K. Cutinho	9/15/2022	2023-2025 TSR	2,064	4,128	8,256
Performance shares tied to 2020-2022 performance
Members of our senior management group received performance share awards in September 2019 for the performance period 2020 through 2022 tied to total shareholder return relative to the S&P 500. The company achieved the 19.6th percentile on total shareholder return relative to the S&P 500 for the performance period, falling short of the threshold goal of 25th percentile. Performance on this metric resulted in no shares being earned.
The following table shows total payout opportunities of the previously granted annual performance shares tied to 2020 through 2022 performance based on the range of performance against the established metrics, and actual shares earned when performance was certified by the committee in early 2023.
Performance shares tied to 2020-2022 performance

Name	Award Date	Performance Metric [1]	Performance Share Payout Opportunity (in Shares)			Actual Shares Earned
			Threshold	Target	Maximum

Terrence A. Duffy	9/16/2019	2020-2022 TSR	6,341	12,681	25,362	—
John W. Pietrowicz	9/16/2019	2020-2022 TSR	1,993	3,986	7,972	—
Julie Holzrichter	9/16/2019	2020-2022 TSR	1,812	3,623	7,246	—
Sean P. Tully	9/16/2019	2020-2022 TSR	1,631	3,261	6,522	—
Sunil K. Cutinho	9/16/2019	2020-2022 TSR	1,631	3,261	6,522	—
1    The committee certified performance results associated with the annual awards tied to 2020-2022 performance on March 6, 2023. Based on the committee's certification, the pre-established goal was achieved below the threshold level established for the metric, resulting in no shares being earned. These shares were forfeited on March 15, 2023.

66	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
Health and welfare plans and retirement plans
All eligible employees, including the named executive officers, participate in our benefit programs. We provide health and wellness benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base salary and life insurance benefits based on three times base salary. In addition, employees are eligible to participate in our qualified retirement plans, which consist of our 401(k) savings plan and our cash balance pension plan.
In addition to the qualified retirement plans, employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for “make-whole” contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 76.
Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and Non-Qualified Deferred Compensation Plans on pages 75 and 76, respectively.
Perquisites and other personal benefits
We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. We provide monthly parking benefits to a subset of our senior management group, including Mr. Cutinho. Additionally, all of our senior level employees are entitled to an annual physical examination. From time to time, we may pay the cost, if any, for an executive's or board member's guest to attend a CME Group business-related event where such attendance is expected or customary. In addition, occasionally, family members of our Chairman and Chief Executive Officer may accompany him on business-related travel, provided there is no incremental cost. The aggregate value of all perquisites received by each named executive officer in 2022 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.
Post-employment compensation
OUR EMPLOYMENT CONTRACTS CONTAIN REASONABLE PROVISIONS AND ENSURE CONTINUITY OF LEADERSHIP
Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Employment agreements typically are for a period of three to five years, include non-compete and non-solicitation provisions, do not provide for cash severance payments in excess of two times annual base salary, do not provide for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy’s beneficiaries under his agreement) and include a requirement that the executive execute a release agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contract with Mr. Duffy contains compensation terms in line with our overall compensation program and philosophy. A description of the agreement is set forth in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 77.
WE HAVE REASONABLE CHANGE-IN-CONTROL AND OTHER TERMINATION PROVISIONS
Change-in-control provisions assist us with retention during any rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes with key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.
A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 77.

2023 PROXY STATEMENT	CME GROUP	67

COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
Other compensation policies
WE HAVE ESTABLISHED STOCK OWNERSHIP GUIDELINES TO ENSURE ALIGNMENT OF INTERESTS WITH OUR SHAREHOLDERS
The committee has established the following stock ownership guidelines for the members of our senior management group:
•The Chairman and Chief Executive Officer: shares with a value equal to at least a multiple of five times base salary.
•Other named executive officers: shares with a value equal to at least a multiple of three times their respective base salary.
Each individual has five years from the date of hire or promotion to achieve their ownership guideline. As of the 2022 review, all of our named executive officers had satisfied the guidelines.
The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally, shares that are deemed “owned” for purposes of Section 16 of the SEC regulations are counted towards satisfaction of these guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock or performance shares, at the time of vesting.
WE PROHIBIT DERIVATIVE TRANSACTIONS AND HEDGING OF OWNERSHIP RISK OF OUR SECURITIES AND HAVE ADOPTED A POLICY RESTRICTING THE PLEDGING OF OUR CLASS A SHARES
To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock.
The board also has adopted a policy prohibiting pledging of our Class A shares by our directors and executive officers. Class A shares assigned to meet certain exchange fee requirements are not pledged.
From time to time, the board has considered, based on recommendations from the nominating and governance committee, waivers to such policy. To the extent a waiver is granted, it will be disclosed on our website. Currently, none of our board members or executive officers have any pledged shares of our Class A common stock.
OUR COMPENSATION COMMITTEE AND BOARD ANNUALLY REVIEW THE TOTAL COMPENSATION OF OUR SENIOR MANAGEMENT
To ensure the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review includes annual base salary, annual cash bonus, value of annual equity awards, value of all unvested and outstanding shares, as well as vested shares held, the value of retirement contributions under our qualified and non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. For more information on the operation of our compensation committee see page 51.
WE HAVE IMPLEMENTED A RECOUPMENT POLICY
In furtherance of our philosophy to ensure the interests of our senior management are aligned with those of our shareholders, we have a recoupment policy. This policy provides the board with the discretion to recoup annual bonus payments made to our employees at the level of managing director and above in the event of a financial restatement, the effect of which is that such incentive payments were not otherwise earned by an individual under our annual bonus program based upon the restated calculation of our cash earnings or any other performance metric in effect at the time. In October 2022, the SEC approved final rules to implement the recoupment provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd Frank Act), requiring that stock exchanges establish listing standards to effectuate the provisions. We plan to amend our recoupment policy as necessary to comply with the final rules following the amendment of the listing standards.

68	CME GROUP	2023 PROXY STATEMENT

Compensation Committee Report
The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2022 Annual Report on Form 10-K. This report is provided by the following independent directors, who currently comprise the compensation committee:
The Compensation Committee
Charles P. Carey, Chairperson
Timothy S. Bitsberger
Elizabeth A. Cook
Ana Dutra
Daniel R. Glickman
Terry L. Savage
Rahael Seifu

2023 PROXY STATEMENT	CME GROUP	69

Executive Compensation
Summary compensation table
The following table provides information regarding the compensation earned during the three years ending December 31, 2022 by our named executive officers. In 2022, “salary” accounted for approximately 11% of the total compensation of the named executive officers as a whole and “non-equity incentive plan compensation” accounted for approximately 33% of such total compensation.
2022 Summary Compensation Table

Name and Principal Position [1]	Year	Salary	Bonus	Stock Awards [2]	Non-Equity Incentive Plan Compensation [3]	Change in Pension Value and Non-Qualified Deferred Compensation Earnings [4]		All Other Compensation [5]	Total
Terrence A. Duffy Chairman and Chief Executive Officer [6]	2022	$2,000,000	$—	$12,530,269	$7,770,711	$36,092		$606,005	$22,943,077
	2021	1,500,000	5,000,000	11,563,324	4,382,701	35,942		442,770	22,924,737
	2020	1,500,000	—	10,933,603	3,195,001	45,422		444,441	16,118,467
John W. Pietrowicz Chief Financial Officer	2022	600,000	—	1,879,270	1,173,151	—	[8]	117,822	3,770,243
	2021	550,000	—	2,120,246	803,495	31,298		153,524	3,658,563
	2020	550,000	—	2,004,624	585,750	64,710		101,784	3,306,868
Julie Holzrichter Chief Operating Officer	2022	525,000	—	1,644,595	1,027,921	—	[8]	92,720	3,290,236
	2021	500,000	—	1,926,919	730,450	28,605		75,240	3,261,214
	2020	500,000	—	1,822,123	532,500	75,120		82,021	3,011,764
Sean P. Tully Global Head of Rates and OTC Products [7]	2022	525,000	—	1,644,595	1,024,149	—	[8]	95,410	3,289,154
Sunil K. Cutinho Chief Information Officer	2022	525,000	—	1,644,595	1,026,035	—	[8]	89,693	3,285,323
	2021	475,000	—	1,831,160	693,928	21,738		72,344	3,094,170
	2020	475,000	—	1,731,545	505,158	71,005		66,945	2,849,653
1Titles in the table above reflect job titles as of December 31, 2022.
2The amounts reflected in the "Stock Awards" column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. See note 15 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries in our 2022 Annual Report on Form 10-K for more details on the assumptions made in the valuation of stock awards. The fair value of the restricted stock grants was calculated using the closing price on September 15, 2022 of $190.77. The fair value of the performance shares, which is based on TSR relative to the S&P 500, was calculated using a value of $207.63 for December 31, 2022, which was derived from a Monte-Carlo simulation. This column includes the following aggregate amounts with respect to performance share awards granted to our named executive officers in 2022 based on achievement of target performance levels: Mr. Duffy: $6,530,171; Mr. Pietrowicz: $979,598; Ms. Holzrichter: $857,097; Mr. Tully: $857,097 and Mr. Cutinho: $857,097.
3The amounts included in the “Non-Equity Incentive Plan Compensation” column reflect awards to the named executive officers under our annual bonus plan, which is discussed on page 62 under the “Annual Bonus” heading.

70	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
4The amounts reflected in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column reflect only the change in the pension value during the particular year. Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section entitled Non-Qualified Deferred Compensation Plans on page 76.
5Amounts included in the “All Other Compensation” column for 2022 are as follows:

	401(k) Company Contribution	Supplemental Plan [a]	Other [b]	Total

Terrence A. Duffy	$9,150	$595,535	$1,320	$606,005
John W. Pietrowicz	9,150	107,484	1,188	117,822
Julie Holzrichter	9,150	82,530	1,040	92,720
Sean P. Tully	9,150	85,220	1,040	95,410
Sunil K. Cutinho	9,150	79,503	1,040	89,693
aThe items included in the “Supplemental Plan” column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Code and thus must be excluded from consideration in qualified retirement plans.
bThe items included in the “Other” column include life insurance premiums paid by us for the benefit of the named executive officer.
6As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 77, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy’s compensation in respect of such coverage.
7Mr. Tully was not a named executive officer in 2020 or 2021.
8Due to rising interest rates during 2022 and the corresponding discounting of benefits at a notably higher interest rate compared to last year, the change in pension value was negative for all named executive officers except for Mr. Duffy and hence displays as $0 in the table. The actual change in pension values are as follows: Mr. Pietrowicz: ($23,013); Ms. Holzrichter: ($76,803); Mr. Tully: ($140) and Mr. Cutinho: ($78,558).

2023 PROXY STATEMENT	CME GROUP	71

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
Grants of plan-based awards
The following table shows information with respect to awards made to our named executive officers in 2022 under our annual bonus and equity programs. For additional information on our annual bonus and equity programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.
2022 Grants of Plan-Based Awards

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards [2]			Estimated Future Payouts Equity Incentive Plan Awards [3]

Name	Award Type [1]	Grant Date	Approval Date	Threshold	Target	Maximum	Threshold Shares	Target Shares	Maximum Shares	All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards

Terrence A. Duffy	Bonus	N/A	N/A	$1,500,000	$4,000,000	$8,000,000
	PS-TSR	12/31/22	9/13/22				15,726	31,451	62,902		$6,530,171
	RS	9/15/22	9/13/22							31,452	6,000,098
John W. Pietrowicz	Bonus	N/A	N/A	225,000	600,000	1,200,000
	PS-TSR	12/31/22	9/13/22				2,359	4,718	9,436		979,598
	RS	9/15/22	9/13/22							4,716	899,671
Julie Holzrichter	Bonus	N/A	N/A	196,875	525,000	1,050,000
	PS-TSR	12/31/22	9/13/22				2,064	4,128	8,256		857,097
	RS	9/15/22	9/13/22							4,128	787,499
Sean P. Tully	Bonus	N/A	N/A	196,875	525,000	1,050,000
	PS-TSR	12/31/22	9/13/22				2,064	4,128	8,256		857,097
	RS	9/15/22	9/13/22							4,128	787,499
Sunil K. Cutinho	Bonus	N/A	N/A	196,875	525,000	1,050,000
	PS-TSR	12/31/22	9/13/22				2,064	4,128	8,256		857,097
	RS	9/15/22	9/13/22							4,128	787,499
1"Bonus" refers to 2022 annual bonus opportunity, "PS-TSR" refers to performance shares tied to total shareholder return relative to the S&P 500 and "RS" refers to time-vested restricted stock awards. Performance shares are granted at the target level and adjusted based on actual performance.
2The amounts shown in the "Threshold," "Target" and "Maximum" columns reflect the annual bonus opportunity for our named executive officers based upon their annual bonus target as discussed on page 64 under the "2022 Named Executive Officer Bonus Awards" heading and are dependent upon the level of cash earnings achieved.
3Under our equity program, eligible employees, including members of our senior management group, typically receive annual equity awards in September of each year. Employees promoted to the senior management group after the September awards are made are eligible for a prorated promotional award in March. On September 13, 2022 our compensation committee met and approved our annual equity awards for our executive officers based on our pre-established formulas under our equity program as described on beginning on page 64. These awards of performance shares and time-vested restricted stock were made on September 15, 2022. The amounts in the "Threshold," "Target" and "Maximum" columns reflect the performance share opportunity awarded in 2022 tied to total shareholder return relative to the S&P 500 during 2023-2025.

72	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Outstanding equity awards at fiscal year end
The following table summarizes the number of securities underlying outstanding plan awards as of December 31, 2022 for each named executive officer.
2022 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards

Name	Grant Date	Number of Shares of Stock That Have Not Vested [1]	Market Value of Shares of Stock That Have Not Vested [2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested [1]		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2]

Terrence A. Duffy	12/31/2022	—	—	15,726	[3]	$2,644,484
	12/31/2021	—	—	11,908	[4]	2,002,449
	12/31/2020	—	—	13,385	[5]	2,250,822
	12/31/2019	—	—	—	[6]	—
John W. Pietrowicz	12/31/2022	—	—	2,359	[3]	396,689
	9/15/2022	4,716	793,043	—		—
	12/31/2021	—	—	2,183	[4]	367,093
	9/15/2021	3,276	550,892	—		—
	12/31/2020	—	—	2,454	[5]	412,665
	9/15/2020	2,454	412,665	—		—
	12/31/2019	—	—	—	[6]	—
	9/16/2019	996	167,487	—		—
Julie Holzrichter	12/31/2022	—	—	2,064	[3]	347,082
	9/15/2022	4,128	694,164	—		—
	12/31/2021	—	—	1,985	[4]	333,798
	9/15/2021	2,976	500,444	—		—
	12/31/2020	—	—	2,231	[5]	375,165
	9/15/2020	2,230	374,997	—		—
	12/31/2019	—	—	—	[6]	—
	9/16/2019	906	152,353	—		—

2023 PROXY STATEMENT	CME GROUP	73

EXECUTIVE COMPENSATION	TABLE OF CONTENTS

		Stock Awards

Name	Grant Date	Number of Shares of Stock That Have Not Vested [1]	Market Value of Shares of Stock That Have Not Vested [2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested [1]		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2]

Sean P. Tully	12/31/2022	—	—	2,064	[3]	347,082
	9/15/2022	4,128	694,164	—		—
	12/31/2021	—	—	1,786	[4]	300,334
	9/15/2021	2,679	450,501	—		—
	12/31/2020	—	—	2,008	[5]	337,665
	9/15/2020	2,008	337,665	—		—
	12/31/2019	—	—	—	[6]	—
	9/16/2019	815	137,050	—		—
Sunil K. Cutinho	12/31/2022	—	—	2,064	[3]	347,082
	9/15/2022	4,128	694,164	—		—
	12/31/2021	—	—	1,886	[4]	317,150
	9/15/2021	2,829	475,725	—		—
	12/31/2020	—	—	2,120	[5]	356,499
	9/15/2020	2,120	356,499	—		—
	12/31/2019	—	—	—	[6]	—
	9/16/2019	815	137,050	—		—
1Subject to acceleration or termination in certain circumstances, restricted stock awards generally vest over a four-year period, with 25% vesting one year after the grant date and an additional 25% vesting on each anniversary date thereafter. Performance awards and special awards may have differing vesting schedules specific to the award purpose.
2Market value was determined using the closing price on December 30, 2022 of $168.16.
3Reflects performance shares awarded in September 2022 tied to TSR relative to the S&P 500 during 2023-2025, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
4Reflects performance shares awarded in September 2021 tied to TSR relative to the S&P 500 during 2022-2024, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
5Reflects performance shares awarded in September 2020 tied to TSR relative to the S&P 500 during 2021-2023, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
6Reflects performance shares awarded in September 2019 tied to TSR relative to the S&P 500 during 2020-2022; payout value shown reflects actual performance results whereby 0% of target TSR shares were earned. The performance shares were forfeited in March 2023.

74	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Stock vested
The following table summarizes the vesting of stock awards in 2022 for our named executive officers.
2022 Stock Vested

	Stock Awards

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting

Terrence A. Duffy[1]	65,736	$11,857,063
John W. Pietrowicz	7,796	1,624,308
Julie Holzrichter	6,883	1,431,465
Sean P. Tully	6,379	1,329,074
Sunil K. Cutinho	6,280	1,303,974
1Pursuant to the terms of Mr. Duffy's employment agreement, discussed in more detail on page 77, he became vested in 100% of his then-outstanding restricted stock awards on December 31, 2022.
Pension benefits
We maintain a non-contributory defined benefit cash balance pension plan for eligible U.S. employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements.
Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2022, the pension plan interest rate was 4%. The pension account is portable and vested balances may be paid out in a lump sum when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities.
The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base salary, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the Code, which imposed a limit of $305,000 in 2022:

Age	Employer Contribution Percentage

Under 30	3%
30–34	4%
35–39	5%
40–44	6%
45–49	7%
50–54	8%
55 or greater	9%

2023 PROXY STATEMENT	CME GROUP	75

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
The following table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.
2022 Pension Benefits

Name	Number of Years Credited Service	Present Value of Accumulated Benefit [1]	Payments During Last Fiscal Year

Terrence A. Duffy	15	$462,201	$—
John W. Pietrowicz	18	452,274	—
Julie Holzrichter	16	456,302	—
Sean P. Tully	10	265,655	—
Sunil K. Cutinho	19	329,128	—
1In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 5.6% as of December 31, 2022; and projected future investment crediting rate assumption of 4.75% as of December 31, 2022. The normal retirement age as defined in our pension plan is the later of 65 years of age or 5 years of service. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee’s actual period of service with CME Group.
Non-qualified deferred compensation plans
All of our U.S. senior level employees, including our named executive officers, are eligible to defer up to 50% of their annual base salary and up to 100% of their annual bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2022 are shown in the table below under “Executive Contributions.” Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination, depending upon the time of the distribution election and the requirements of applicable law.
The deferred savings plan also includes 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the Code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under “Registrant Contributions.” The aggregate balance at year end in the table below includes the balance the named executive officer may have in the Senior Management Supplemental Deferred Savings Plan.
2022 Non-qualified Deferred Compensation

	Executive Contributions in Last Fiscal Year [1]	Registrant Contributions in Last Fiscal Year [2]	Aggregate Earnings in Last Fiscal Year [3]	Aggregate Withdrawals/Distributions	Aggregate Balance at 12/31/22

Terrence A. Duffy	$—	$595,535	$(371,301)	$—	$6,591,183
John W. Pietrowicz	200,874	107,484	(884,504)	—	3,814,403
Julie Holzrichter	—	82,530	(193,299)	—	1,012,265

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TABLE OF CONTENTS	EXECUTIVE COMPENSATION

	Executive Contributions in Last Fiscal Year [1]	Registrant Contributions in Last Fiscal Year [2]	Aggregate Earnings in Last Fiscal Year [3]	Aggregate Withdrawals/Distributions	Aggregate Balance at 12/31/22
Sean P. Tully	—	85,220	(47,507)	—	697,370
Sunil K. Cutinho	—	79,503	(79,655)	—	1,005,860
1All amounts included under “Executive Contributions” are also included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 70.
2The amounts included under the “Registrant Contributions” column consist of 401(k) make-whole and pension make-whole contributions and are included in the “All Other Compensation” column of the Summary Compensation Table.
3“Aggregate Earnings” are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. “Aggregate Earnings” represent amounts earned on contributions made in 2022 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.
Potential payments upon termination or change-in-control
We have an employment agreement in place with Mr. Duffy. The contractual commitments under this agreement are summarized below. For our named executive officers other than Mr. Duffy, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. Estimated termination payments to our named executive officers under any employment agreement and general policies are shown in the table beginning on page 80.
Employment agreements and other compensation arrangements with named executive officers
DUFFY EMPLOYMENT AGREEMENT
As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts or other agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship. Mr. Duffy is the only named executive officer we have an employment agreement with at this time.
The following is a summary of the key terms of our employment agreement with Mr. Duffy, which was most recently amended and restated on February 2, 2022. The summary is qualified in its entirety by the complete text of the employment agreement, which was filed with the SEC on a Current Report on Form 8-K on February 3, 2022.
Agreement Term: December 31, 2024.
Minimum Base Salary: Effective January 1, 2022, the annual base salary was increased from $1,500,000 to $2,000,000.
Annual Bonus and Equity Compensation: The annual target opportunity under our annual incentive plan is 200% of base salary paid in the plan year. For our equity incentive plan, the annual target grant date value opportunity is 600% of base salary.
Termination Provisions: In the event of a termination of employment by the company without cause, as defined in the agreement, in addition to his accrued benefits, the executive is entitled to a one-time lump sum severance payment equal to two times his then current base salary, subject to the executive's timely execution and delivery of a general release. Additionally, upon such a termination all outstanding unvested time-vesting equity awards that were granted after November 4, 2010 will automatically vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). Also, upon such a termination, all outstanding performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.
In the event of the executive’s death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after November 4, 2010 will vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all performance-based equity awards shall become vested at the target level and become payable within 30 days following the date of death or termination for disability.

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Change of Control: In the event of a change of control, as defined in the agreement, prior to termination of employment, all of the executive’s unvested time-vesting equity awards shall become vested and all of the executive’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If the executive is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).
Non-Compete Provision: The agreement also contains a provision prohibiting the executive during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by him to the company, to a competing business.
Treatment of Equity at Expiration: On December 31, 2022, all outstanding unvested time-vesting equity awards granted to the executive became vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive’s timely execution and delivery of a general release.
If employed by the company on December 31, 2023, all outstanding unvested time-vesting equity awards granted to the executive will vest and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive's timely execution and delivery of a general release. Further, if employed by the company on December 31, 2024, all outstanding unvested time-vesting equity awards granted to the executive will vest and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive's timely execution and delivery of a general release.
Treatment of Annual Bonus at Expiration: If employed by the company on December 31, 2023, then the executive shall be entitled to an annual bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable annual bonus award or its payment shall be waived subject to the executive’s timely execution and delivery of a general release. Further, if employed by the company on December 31, 2024, then the executive shall be entitled to an annual bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable annual bonus award or its payment shall be waived subject to the executive’s timely execution and delivery of a general release.
Additional Benefits: In the event of the executive’s disability or following any termination of employment by the executive voluntarily or by the company without cause, the executive will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date the executive is covered by comparable insurance and health benefits. In the event that life insurance coverage results in taxable income to the executive’s beneficiaries, CME Group will provide a gross up.
OTHER CME POLICIES AND PRACTICES
The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.
Annual Performance Bonus. In accordance with the terms of our annual bonus plan, in the event an employee dies or becomes disabled, he or she or his or her beneficiaries will be entitled to receive a pro rata annual bonus, subject to actual performance.
Severance Plans. The compensation committee has adopted a written severance policy for termination due to job elimination, reduction in force, or in limited circumstances, performance for U.S. employees not covered by a written employment agreement or severance plan. Under the policy for executives in effect for 2022, executive officers other than Mr. Duffy would be eligible for severance pay of two weeks of base salary per year of service, subject to a minimum of six weeks and a maximum of 39 weeks of base salary in the case of a qualifying termination.
In March 2023, the compensation committee approved a new severance plan providing for: (i) severance schedule of two weeks per year of service, subject to a minimum of four weeks (all terminations) and a maximum of 38 weeks (for terminations due to

78	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
performance) and 52 weeks (for terminations due to position eliminations) and (ii) eligibility for a severance payment in lieu of an annual bonus in connection with an involuntary termination due to a position elimination when the employee has worked at least six months of the year and whose termination was not performance based. The severance benefits are subject to the execution of a release of claims in favor of the company.
Additionally, the severance plan allows for payment for all of or a part of the cost of the continuation of health plan coverage and outplacement services for a period of time as well as acceleration of the vesting of unvested restricted shares that would have otherwise vested during the severance pay period.
Equity Plans. We make equity grants to our employees under the Omnibus Stock Plan. All of the outstanding awards for our named executive officers follow the terms and conditions of the Omnibus Stock Plan. The terms of the employment agreement for Mr. Duffy govern his equity awards.
As included in the award agreements for our senior leadership group beginning in September 2021, including the named executive officers other than Mr. Duffy, in the event of an approved retirement, 75% of the unvested portion of the restricted stock grants shall become vested upon the date of retirement and 25% of unvested performance shares will continue vesting and will be eligible for payment based on actual performance measured against the performance goal after the performance period has ended, if the below conditions are met:
•The executive is at least 55 years old with 10 years of service at a CME Group company on the retirement date;
•The executive provides at least six months' advance written notice of desire to retire to the Chairman and Chief Executive Officer;
•The executive's retirement date and transition plan must be approved by the Chairman and Chief Executive Officer; and
•The executive remains employed through the approved retirement date and successfully transitions responsibilities, as determined by the Chairman and Chief Executive Officer upon the retirement date.
In the event of death, the employee’s beneficiaries would vest in any outstanding equity awards, with outstanding performance shares vesting at the target level. In the event of termination due to disability, outstanding restricted stock awards become vested and outstanding performance shares become vested at the target level. Awards automatically vest upon a change of control (as defined in the Omnibus Stock Plan), with performance shares vesting at the greater of actual performance at the time of the change of control or the target level.

2023 PROXY STATEMENT	CME GROUP	79

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
Potential payments to named executive officers
The following table sets forth the estimated benefits and payments upon termination of our named executive officers as of year-end, under various circumstances. These payments assume a termination or change of control effective upon December 31, 2022 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below.
2022 Potential Payments to Named Executive Officers

	Termination Due to:

	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability

Terrence A. Duffy
Total Cash Severance [1]	$—	$—	$4,000,000	$4,000,000	$4,000,000	$—	$—
Value of Equity Subject to Accelerated Vesting [2,3]	—	13,795,174	13,795,174	13,795,174	13,795,174	13,795,174	13,795,174
Continuation of Health & Welfare Benefits [4]	—	188,311	188,311	188,311	188,311	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	7,770,711	7,770,711
Total:	—	13,983,485	17,983,485	17,983,485	17,983,485	21,565,885	21,565,885
John W. Pietrowicz
Total Cash Severance [1]	—	—	—	438,462	438,462	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	2,031,541	—	755,711	4,276,981	4,276,981	4,276,981
Continuation of Health & Welfare Benefits [4]	—	—	—	—	—	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	1,173,151	1,173,151
Total:	—	2,031,541	—	1,194,173	4,715,443	5,450,132	5,450,132
Julie Holzrichter
Total Cash Severance [1]	—	—	—	323,077	323,077	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	—	—	—	3,833,880	3,833,880	3,833,880
Continuation of Health & Welfare Benefits [4]	—	—	—	6,213	6,213	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	1,027,921	1,027,921
Total:	—	—	—	329,290	4,163,170	4,861,801	4,861,801
Sean P. Tully
Total Cash Severance [1]	—	—	—	222,115	222,115	—	—
Value of Equity Subject to Accelerated Vesting [2]	—	1,706,992	—	—	3,589,375	3,589,375	3,589,375
Continuation of Health & Welfare Benefits [4]	—	—	—	4,660	4,660	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	1,024,149	1,024,149
Total:	—	1,706,992	—	226,775	3,816,150	4,613,524	4,613,524
Sunil K. Cutinho
Total Cash Severance [1]	—	—	—	393,750	393,750	—	—
Value of Equity Subject to Accelerated Vesting [2]	—	—	—	647,416	3,704,565	3,704,565	3,704,565
Continuation of Health & Welfare Benefits [4]	—	—	—	24,272	24,272	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	1,026,035	1,026,035
Total:	—	—	—	1,065,438	4,122,587	4,730,600	4,730,600

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1Cash severance represents contractual amount for Mr. Duffy in accordance with his employment agreement. Cash severance for Mr. Pietrowicz, Ms. Holzrichter, Mr. Tully and Mr. Cutinho is pursuant to the terms of our severance plan for eligible terminations in effect as of December 31, 2022.
2Amounts shown for the "Value of Equity Subject to Accelerated Vesting" are based on the applicable stock plan, severance plan and contractual provisions in place and include accelerated vesting of outstanding restricted stock and continued vesting of performance shares as applicable.  For purposes of this analysis, for performance awards tied to performance periods ending on or before December 31, 2022, the actual number of shares earned was used in the calculations for applicable scenarios; for outstanding performance awards tied to performance beyond 2022, the target number of shares was used in the calculations. Unless specifically provided for in contractual agreements or in the case of an approved retirement as described on page 79, outstanding performance awards do not receive continued vesting or accelerated vesting in the case of involuntary termination. The values were determined using the closing price on December 30, 2022 of $168.16.
3Amounts shown for the "Value of Equity Subject to Accelerated Vesting" for voluntary termination for Mr. Pietrowicz and Mr. Tully include the retirement vesting treatment for outstanding shares detailed on page 79 given they met the age and service requirement as of December 31, 2022 (note: other conditions would also apply). Ms. Holzrichter and Mr. Cutinho were not eligible for the retirement vesting provision based on their age and service as of December 31, 2022.
4Amounts shown for the “Continuation of Health and Welfare Benefits” reflect our contractual agreement with Mr. Duffy and benefits provided under the severance plan for the other named executive officers in effect during 2022. Mr. Pietrowicz does not participate in the company's medical plans and therefore is not eligible for continued coverage through COBRA. Mr. Duffy’s continuing benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with the disability insurance benefits based on two-thirds of base salary (subject to plan maximums) and life insurance benefits based on three times base salary (subject to plan maximums) consistent with benefits provided to other employees on a broad basis.
5Amounts shown for the "Other Accrued Pay and Benefits" in event of death or disability include accrued annual bonus payments pursuant to our annual bonus plan based on actual annual bonus amounts for 2022.
Chief Executive Officer pay ratio
As required by Section 953(b) of the Dodd Frank Act, and Item 402(u) of Regulation S-K, for 2022:
•the median annual total compensation of our employees (other than Mr. Duffy, who serves in the role of Chief Executive Officer) was $164,792;
•the annual total compensation of Mr. Duffy, as reported in the Summary Compensation Table, was $22,943,077; and
•as a result, the annual total compensation of Mr. Duffy is estimated to be 139 times that of the median annual total compensation of our employees (other than Mr. Duffy).
In determining our median employee for 2022, in accordance with SEC rules we have concluded it would be appropriate to: (i) rely on the process we undertook in 2021 to identify the median employee (as described in our 2022 Proxy Statement), because we believe that since the 2021 determination there has been no change in our employee population or employee compensation arrangements that would significantly impact our pay ratio; and (ii) substitute the median employee for 2021 with another employee whose compensation is substantially similar to the original 2021 median employee for purposes of the 2022 pay ratio calculation because the median employee for 2021 was promoted during the course of 2022.
In determining our median employee last year, we selected a measurement date of December 31, 2021, our fiscal year-end. As of that date, our global employee population including interns consisted of approximately 3,480 staff, with 67% (2,320) of these employees working in the United States and the remaining 33% (1,160) working in our various non-U.S. locations (Australia, Brazil, Canada, China, France, Hong Kong, India, Israel, Japan, Netherlands, Singapore, South Korea, Sweden, Switzerland, and the United Kingdom).
Under the "de minimis exemption" adjustment permitted under the SEC rules, the following countries and employee counts were excluded from our median employee determination: Brazil (3), China (15), France (1), Israel (55), Netherlands (10) and Singapore (80). Our employee population, after taking the "de minimis exemption" into account, consisted of approximately 3,315 individuals.
To determine the median employee, our calculation approach aggregates actual base salary earnings, overtime earnings paid for eligible employees, annual bonus awards earned and the grant date value of any equity awards granted in the relevant year. The sum of these amounts represents our "consistently applied compensation measure," used in identifying the median employee. We do not apply a cost of living adjustment to the data.
The total annual compensation for the "median employee" was determined using the Summary Compensation Table methodology, which included the change in pension value for the median employee and 401(k) contributions made by the company in 2022.

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This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have differing employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
Pay versus performance disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd Frank Act, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO NEOs and company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Pay Versus Performance

Year	Summary Compensation Table Total for Terrence A. Duffy[1] ($)	Compensation Actually Paid to Terrence A. Duffy[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	Cash Earnings[5] ($ Millions)
					TSR ($)	Peer Group TSR ($)

2022	$22,943,077	$12,471,976	$3,408,739	$1,212,892	$93.50	$119.32	$2,691	$3,100
2021	22,924,737	26,891,265	3,321,407	4,505,841	121.26	137.19	2,636	2,583
2020	16,118,467	12,115,067	3,046,801	1,882,475	93.66	117.54	2,105	2,572
1Terrence A. Duffy was our PEO for each year presented. The individuals comprising the Non-PEO named executive officers for each year presented are listed below.

2020	2021	2022

John W. Pietrowicz	John W. Pietrowicz	John W. Pietrowicz
Kevin D. Kometer	Kevin D. Kometer	Julie Holzrichter
Julie Holzrichter	Julie Holzrichter	Sean P. Tully
Sunil K. Cutinho	Sunil K. Cutinho	Sunil K. Cutinho
2The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the company's NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
3Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the grant date fair value amounts from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the Summary Compensation Table. Amounts in the Inclusion of Pension Service Cost are based on the service cost for services rendered during the listed year.

82	CME GROUP	2023 PROXY STATEMENT

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Year	Summary Compensation Table Total for Terrence A. Duffy ($)	Exclusion of Change in Pension Value for Terrence A. Duffy ($)	Exclusion of Stock Awards for Terrence A. Duffy ($)	Inclusion of Pension Service Cost for Terrence A. Duffy ($)	Inclusion of Equity Values for Terrence A. Duffy ($)	Compensation Actually Paid to Terrence A. Duffy ($)

2022	22,943,077	(36,092)	(12,530,269)	25,060	2,070,200	12,471,976
2021	22,924,737	(35,942)	(11,563,324)	24,198	15,541,596	26,891,265
2020	16,118,467	(45,422)	(10,933,603)	23,466	6,952,159	12,115,067

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2022	3,408,739	0	(1,703,264)	26,028	(518,610)	1,212,892
2021	3,321,407	(28,338)	(1,951,311)	24,227	3,139,856	4,505,841
2020	3,046,801	(72,079)	(1,845,104)	22,351	730,507	1,882,475
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Terrence A. Duffy ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Terrence A. Duffy ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Terrence A. Duffy ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Terrence A. Duffy ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Terrence A. Duffy ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Terrence A. Duffy ($)	Total - Inclusion of Equity Values for Terrence A. Duffy ($)

2022	6,530,171	(9,033,730)	5,461,954	(888,195)	0	0	2,070,200
2021	12,602,892	2,049,192	0	889,511	0	0	15,541,596
2020	6,433,902	(2,767,707)	4,962,787	(1,676,822)	0	0	6,952,159

2023 PROXY STATEMENT	CME GROUP	83

TABLE OF CONTENTS	EXECUTIVE COMPENSATION

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)

2022	1,630,119	(2,021,505)	0	(127,224)	0	0	(518,610)
2021	2,126,740	744,382	0	268,733	0	0	3,139,856
2020	1,923,248	(835,552)	0	(357,189)	0	0	730,507
4The Peer Group TSR set forth in this table utilizes a custom group of peer companies, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the custom group of peer companies used in our performance graph, respectively. The custom peer group consists of: Cboe Global Markets Inc, Deutsche Boerse Ag, Intercontinental Exchange Inc, London Stock Exchange Group Plc and Nasdaq Inc. Historical stock performance is not necessarily indicative of future stock performance.
5We determined cash earnings to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2022. More information about cash earnings can be found in the annual bonus section of the Compensation Discussion and Analysis beginning on page 53. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

84	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND COMPANY TOTAL SHAREHOLDER RETURN
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the company's cumulative TSR over the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid Versus CME Group Inc. TSR
Compensation Actually Paid ($ Millions)
$30
$25
$20
$15
$10
$5
$0
Company TSR (FYE 2019 Indexed to $100)
$150
$100
$50
$0
$100.00
$93.66
$121.26
$93.50
12.1
1.9
26.9
4.5
12.5
1.2
2019
2020
2021
2022
Fiscal Year
Terrence A. Duffy Compensation Actually Paid
Average NEO Compensation Actually Paid
CME Group Inc. TSR

DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND NET INCOME
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus CME Group Inc. Net Income
Compensation Actually Paid ($ Millions)
$30
$25
$20
$15
$10
$5
$0
Net Income ($ Millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,105
$2,636
$2,691
12.1
1.9
26.9
4.5
12.5
1.2
2020
2021
2022
Fiscal Year
Terrence A. Duffy Compensation Actually Paid
Average NEO Compensation Actually Paid
CME Group Inc. TSR

2023 PROXY STATEMENT	CME GROUP	85

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND CASH EARNINGS
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Cash Earnings during the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus CME Group Inc. Cash Earnings
Compensation Actually Paid ($ Millions)
$30
$25
$20
$15
$10
$5
$0
Cash Earnings ($ Millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,572
$2,583
$3,100
12.1
1.9
26.9
4.5
12.5
1.2
2020
2021
2022
Fiscal Year
Terrence A. Duffy Compensation Actually Paid
Average NEO Compensation Actually Paid
Cash Earnings

DESCRIPTION OF RELATIONSHIP BETWEEN COMPANY TSR AND PEER GROUP TSR
The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the custom peer group over the same period.

Comparison of Cumulative TSR of CME Group Inc. and Peer Group (FYE 2019 = $100)
$200
$150
$100
$50
$0
$100.00
$117.54
$137.19
$119.32
$93.66
$121.26
$93.50
12/31/2019
12/31/2020
12/31/2021
12/31/2022
CME Group Inc. TSR
Peer Group TSR

86	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
The following table presents the financial performance measures that the company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2022 company performance. The measures listed below were the only two performance measures used to determine compensation in 2022. The measures in this table are not ranked.

Cash Earnings
Relative TSR

2023 PROXY STATEMENT	CME GROUP	87

Director Compensation
Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors’ workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional exchange committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional exchange committees.
Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. During the annual review of director pay in 2021, we determined that pay had fallen below the 25th percentile of our peer group and that changes should be made to better align director pay with market levels. (See page 59 for the companies within our peer group.) As a result, the compensation committee conducted a formal review across each component of pay, including our cash stipend, equity stipend, Lead Director stipend, committee chair retainers and approach to committee meeting fees. Following a review by the committee's advisor, Meridian, the committee recommended and the board approved, the following changes in compensation for our non-executive directors: annual cash stipend to increase from $80,000 to $95,000, annual equity stipend to increase from $120,000 to $145,000, Lead Director annual stipend to increase from $25,000 to $50,000, committee chair annual retainers to increase from $20,000 to $25,000 and meeting fees for board level committees to be eliminated and replaced with a $12,000 annual retainer. No changes were made to the meeting fees for our functional committees. These changes became effective on January 1, 2022.
As a result, the primary components of our board member 2022 compensation package consisted of an annual cash stipend, an annual equity stipend, board committee meeting retainers, chairperson retainers for our non-executive chairs, additional meeting fees for service on functional committees and a stipend for our independent Lead Director. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.
The 2022 compensation of our board members is set forth in the table entitled Director Compensation Table on page 89.
Fees and compensation plans for CME Group non-executive directors
The compensation committee is responsible for reviewing and recommending to the board the compensation for the non-executive directors of CME Group. Only non-executive directors receive compensation for their service as a director. Our non-executive director compensation for 2022 included:

Annual Payments	Compensation

Annual cash stipend [1]	$95,000
Annual retainer for service on a board committee	$12,000
Annual retainer for non-executive directors serving as a committee chair	$25,000
Annual equity stipend [2]	$145,000
Annual Lead Director stipend	$50,000
Functional Committee Meeting Fees
Meeting fee for the clearing house risk, interest rate swap risk and for other functional exchange committees	$ 1,000 - 1,250
1Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro-rata on a monthly basis, in shares of stock valued at the closing price on the date of grant. If a director who elects to receive additional stock leaves the board prior to the next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.
2Shares received are granted under our Director Stock Plan and are not subject to any vesting restrictions.

88	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	DIRECTOR COMPENSATION

Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.
The following table provides information regarding the compensation earned during the year ended December 31, 2022 by each of our current directors, except for Mr. Duffy. The compensation for Mr. Duffy as a named executive officer is set forth in the Summary Compensation Table on page 70.
2022 Director Compensation Table

Director	Fees Earned or Paid in Cash [1]	Stock Awards [2]	All Other Compensation	Total

Timothy S. Bitsberger	$179,500	$155,566	$—	$335,066
Charles P. Carey[3]	60,747	256,652	10,000	327,399
Dennis H. Chookaszian	119,000	155,566	—	274,566
Elizabeth A. Cook	125,000	155,566	—	280,566
Michael G. Dennis	121,000	155,566	—	276,566
Bryan T. Durkin	107,000	155,566	—	262,566
Ana Dutra	131,000	155,566	—	286,566
Martin J. Gepsman	133,750	155,566	—	289,316
Larry G. Gerdes[4]	87,747	256,652	—	344,399
Daniel R. Glickman [4,5]	133,587	187,191	6,667	327,445
William W. Hobert	48,164	256,652	—	304,816
Daniel G. Kaye	156,000	155,566	—	311,566
Phyllis M. Lockett	152,583	155,566	—	308,149
Deborah J. Lucas	135,500	155,566	—	291,066
Patrick W. Maloney	111,000	155,566	—	266,566
Patrick J. Mulchrone	107,000	155,566	—	262,566
Terry L. Savage	134,417	155,566	—	289,983
Rahael Seifu	119,000	155,566	—	274,566
William R. Shepard	59,164	256,652	—	315,816
Howard J. Siegel	61,164	256,652	—	317,816
Dennis A. Suskind	180,000	155,566	—	335,566
Robert J. Tierney Jr.	125,000	155,566	—	280,566
1The amounts reflected in the “Fees Earned or Paid in Cash” consist of annual cash stipends, cash payments made due to share rounding of the stock award(s), annual board committee retainers, annual retainers for the committee chairs, and functional committee meeting fees. This value includes any amounts deferred under our Director Deferred Compensation Plan.

2023 PROXY STATEMENT	CME GROUP	89

DIRECTOR COMPENSATION	TABLE OF CONTENTS

2The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. See note 15 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries in our 2022 Annual Report on Form 10-K for more details on the assumptions made in the valuation of stock awards. The value displayed in the table reflects two awards made to our directors in 2022. The annual award is made each June and an additional prorated award was made in January to coincide with the compensation changes referenced on page 88. This award reflected the increased annual equity stipend the directors were due for the period January - May. The stock awards were calculated using the closing price on January 25, 2022 of $221.79 and June 27, 2022 of $209.44, respectively. The awards are not subject to any vesting restrictions. Awards in excess of $155,566 are due to the director's election to receive additional shares in lieu of all or a portion of his or her annual cash stipend. No other awards were made to our non-executive board members in 2022. See the table entitled Directors, Director Nominees and Named Executive Officers on page 91 for the complete stock ownership of our board members.
3Mr. Carey has been a member of AMAC since 2016. For his participation, Mr. Carey is eligible for a $10,000 annual stipend.
4Mr. Glickman served as Lead Director from August 2020 to May 2022. Mr. Gerdes has served as Lead Director since May 2022. Each received the Lead Director stipend for the relevant period of service.
5Mr. Glickman has been a Co-Chair and member of AMAC since its formation in 2013. For his participation, Mr. Glickman is eligible for a $10,000 annual stipend. Mr. Glickman began receiving the stipend effective as of the end of his most recent term as Lead Director. The amount received for 2022 has been prorated.
Director stock plan
Our Director Stock Plan provides for the issuance of up to 725,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors.
Stock ownership guidelines
Our non-executive board members are subject to stock ownership guidelines valued at two times the total annual retainer ($480,000 in 2022), which exceeds five times the annual cash retainer. Each member has five years from election to the board to achieve this stock ownership guideline. As of the 2022 review, all of our board members with five or more years of board service had satisfied the guideline and all others were on track to achieve their ownership guideline within five years from election to the board.

90	CME GROUP	2023 PROXY STATEMENT

Ownership of
CME Group Common Stock
The following tables show the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 70 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning more than five percent of our Class A common stock, in each case as of the record date, March 6, 2023 unless otherwise noted. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.
Directors, director nominees and named executive officers

	Class of Common Stock

Name of Beneficial Owner [1]	A	B-1	B-2	B-3	B-4

Terrence A. Duffy [2]	95,545	1	—	—	1
Kathryn Benesh	—	—	—	—	—
Timothy S. Bitsberger	10,830	—	—	—	—
Charles P. Carey [3]	9,006	1	1	1	1
Dennis H. Chookaszian [4]	17,040	—	—	—	—
Elizabeth A. Cook [5]	19,450	—	—	1	—
Sunil K. Cutinho	42,636	—	—	—	—
Michael G. Dennis [6]	2,098	—	—	—	—
Bryan T. Durkin	67,201	—	—	—	—
Ana Dutra	7,176	—	—	—	—
Harold Ford Jr.	—	—	—	—	—
Martin J. Gepsman [7]	24,208	—	—	1	1
Larry G. Gerdes	38,072	—	—	—	—
Daniel R. Glickman [8]	16,697	—	—	—	—
Julie Holzrichter	37,990	—	—	—	—
William W. Hobert [9]	123,140	2	6	7	—
Daniel G. Kaye	2,609	—	—	—	—
Phyllis M. Lockett	2,609	—	—	—	—
Deborah J. Lucas	3,297	—	—	—	—
Patrick W. Maloney	2,007	—	1	—	—
Patrick J. Mulchrone[10]	51,394	1	1	1	1
John W. Pietrowicz	55,238	—	—	—	—
Terry L. Savage [11]	19,130	—	—	—	—
Rahael Seifu	2,003	—	—	—	—
William R. Shepard [12]	251,588	5	5	2	1
Howard J. Siegel [13]	76,206	1	—	1	—

2023 PROXY STATEMENT	CME GROUP	91

SECURITY OWNERSHIP OF CME GROUP COMMON STOCK	TABLE OF CONTENTS

	Class of Common Stock

Name of Beneficial Owner [1]	A	B-1	B-2	B-3	B-4
Dennis A. Suskind	3,856	—	—	—	—
Robert J. Tierney Jr.[14]	11,609	1	2	1	1
Sean Tully	22,087	—	—	—	—
1The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.
2Includes 495 Class A shares and 1 Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.
3Mr. Carey owns 8,821 Class A shares held in trust, 185 Class A shares held through an LLC for which he is the manager/member and sole control person. He also owns 1 share of Class B-1, 1 share of Class B-2, 1 share of Class B-3 and 1 share of Class B-4 indirectly through a trading firm for purposes of meeting certain share requirements established by the rules of our derivatives exchanges for member fee purposes.
4Includes 12,934 Class A shares held in the name of Mr. Chookaszian’s spouse.
5Includes 19,430 Class A shares held in trust and 20 shares held in a joint account.
6Includes 41 Class A shares held in the name of Mr. Dennis' spouse.
7Includes 495 Class A shares and 1 Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power.
8Includes 2,100 Class A shares held in trust.
9Mr. Hobert owns 83,140 Class A shares directly. He also owns 40,000 Class A shares, 2 Class B-1 shares, 6 Class B-2 shares and 7 Class B-3 shares, in each case held through a firm of which Mr. Hobert is a majority shareholder.
10Includes 25,000 shares held in the name of Mr. Mulchrone's spouse.
11All Class A shares held in trust.
12Includes 495 Class A shares and 1 Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power. Includes 249,376 Class A shares held in trust. All Class B shares are held in trust.
13Includes 31,873 shares held in trust.
14Mr. Tierney owns one Class B-2 share through a firm of which he is the owner.
DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (36 PERSONS) 1

Class of Common Stock	Total Shares	Percent of Class [2]

Class A	1,184,304	0.3%
Class B-1	12	1.9%
Class B-2	16	2.0%
Class B-3	15	1.2%
Class B-4	6	1.5%
Total Classes (A & B)	1,184,353	0.3%
1Includes all directors and executive officers as of March 6, 2023.
2Based on 359,739,738 shares of Class A common stock; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock; and 413 shares of Class B-4 common stock outstanding as of March 6, 2023.

92	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	SECURITY OWNERSHIP OF CME GROUP COMMON STOCK
SHAREHOLDERS OWNING MORE THAN FIVE PERCENT

Name	Number of Class A Shares	Percent of Vote as a Single Class [1]

The Vanguard Group [2]	33,139,178	9.2%
BlackRock, Inc. [3]	24,162,418	6.7%
1Percentage is based on the aggregate of 359,739,738 shares of Class A common stock and 3,138 shares of Class B common stock outstanding as of March 6, 2023, voting together as a single class. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.
2The Vanguard Group filed a Schedule 13G/A on February 9, 2023, which states that its address is 100 Vanguard Blvd., Malvern, PA 19355, and that it has shared voting power of 498,517 shares of Class A common stock, sole dispositive power of 31,612,280 shares of Class A common stock and shared dispositive power of 1,526,898 shares of Class A common stock.
3Blackrock, Inc. filed a Schedule 13G/A on January 31, 2023, which states that its address is 55 East 52nd Street, New York, NY 10055, and that it has sole voting power of 23,171,283 shares of Class A common stock and sole dispositive power of 26,025,197 shares of Class A common stock.

2023 PROXY STATEMENT	CME GROUP	93

Other Business
Certain business relationships with related persons
Our audit committee has adopted a written policy for the review of related party transactions. A copy of our related party transaction approval policy is available on our website. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties consist of our directors (including nominees for election as directors), executive officers, holders of more than five percent of our outstanding Class A common stock, and the immediate family members of these individuals, as defined in the policy. Our Corporate Secretary's Office, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our related party transactions policy. Certain transactions, including compensation and ordinary course trading activity and market data subscriptions, are considered pre-approved and thus do not require specific approval under the policy.
In determining whether to approve a related party transaction, the audit committee will consider, among other factors, the fairness of the proposed transaction, whether there are compelling business reasons to proceed, and whether the transaction would impair the independence of a non-management director or present an improper conflict of interest for a director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of his or her interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the committee deems relevant. The policy also provides that certain engagements by us of a large firm in which an immediate family member of a director or executive officer is a general partner of such firm will not be considered a related party transaction; provided certain factors are met, including that such family member did not have any involvement in the selection or engagement process, does not receive any compensation or credit in connection with the engagement other than that provided to the other unaffiliated partners and that no other facts or circumstances exist suggesting that the immediate family member has any direct or indirect material interest in the transaction.
We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists.
TRANSACTIONS RELATING TO TRADING ACTIVITY IN 2022

We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms, which include charges for trades executed and cleared on behalf of their customers, some of whom may be members of our board or Class B director nominees. Payments received directly by clearing firms in which a board member or Class B director nominee has a significant affiliation are based upon our financial records. Other payments, which are not derived from our financial records because they are processed indirectly through a clearing firm, are set forth below, but the actual amounts are not included.
•Mr. Carey is a principal of a member firm that made payments to us indirectly through its clearing firm in excess of $120,000.
•Mr. Dennis is a member of the management team of one of our clearing firms that made payments to us of nearly $500 million.
•Mr. Hobert owns a majority interest in one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.
•Mr. Mulchrone is the founder of a clearing firm that made net payments to us of approximately $61 million.
•Mr. Shepard is the owner of a trading firm and is a minority investor in another trading firm and each firm made payments to us indirectly through their clearing firm in excess of $120,000.
•Mr. Tierney is the owner of one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.

94	CME GROUP	2023 PROXY STATEMENT

OTHER BUSINESS	TABLE OF CONTENTS

The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We, therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our director conflict of interest policy, a copy of which is available on our website. As previously disclosed, given that the payments from Mr. Dennis' firm exceeded 5% of our consolidated gross revenues, he has been classified as non-independent. Our other board members and director nominees who participate in our markets also incur trading fees, but such fees were below $120,000 during 2022. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee’s related party transaction approval policy.
OTHER RELATIONSHIPS
An immediate family member of Ms. Cook is employed by us in a non-officer position. The employee received aggregate compensation in 2022 of approximately $126,000 and other benefits provided to employees at the same level. The compensation is in accordance with our standard compensation practices applicable to similarly situated employees. The audit committee ratified this related party transaction in 2023 and received a report on the 2022 compensation arrangements as part of its review of ongoing related party transactions.
CHARITABLE AND CIVIC CONTRIBUTIONS
We believe that it is both a responsibility and a privilege to give back to the community. Through our charitable programs, we are focused on building brighter futures. We support important philanthropic causes around the globe. We empower our employees to make a positive difference in our communities by sponsoring volunteer opportunities with our adopted schools and other non-profit partners and allocated volunteer hours. Our board members and executive officers may have affiliations with organizations that have received donations from the CME Group Foundation or CME Group Inc. None of the donations made by this foundation were deemed to impact the independence of any of our board members or director nominees.
Delinquent Section 16(a) reports
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on our review of such reports filed electronically with the SEC and written representations from reporting persons, we believe that all of our executive officers and directors complied with their Section 16(a) filing requirements during 2022, except that a Form 5 was filed for Mr. Mulchrone on May 27, 2022 to report a gift to his spouse of 25,000 shares, (i) a Form 5 was filed on February 14, 2022 for Mr. Sammann to report two sale transactions that, due to an administrative error, were not timely reported in 2019, (ii) two Form 5s were filed on November 8, 2022 for Mr. Shepard to report three and five purchases made, respectively, in 2020 and 2021 under a broker-administered dividend reinvestment program, and (iii) a Form 5 was filed on June 2021 for Mr. Dennis to report four purchases made in 2020 under a broker-administered dividend reinvestment program.

2023 PROXY STATEMENT	CME GROUP	95

General Information About the Meeting
When and where is the annual meeting?
The annual meeting of shareholders of CME Group will be held on Thursday, May 4, 2023, 10:00 a.m., Central Time, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois. We are pleased to resume an in-person annual meeting format after having conducted our annual meetings in a virtual format in 2020, 2021 and 2022. However, we reserve the discretion to revert to a virtual meeting format should circumstances change such that it would not be in the interests of the health and safety of our board, management and shareholders to hold the annual meeting in person. Any such change would be communicated by press release.
Who may attend the annual meeting?
All holders of Class A and Class B common stock on March 6, 2023, the record date for the annual meeting, are entitled to notice of and are invited to attend the annual meeting.
Are there any rules for admission to the annual meeting?
Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Please note that seating is limited, and admission will be accepted on a first-come, first served basis.
If you plan to attend the meeting, you should register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials (Notice), proxy card or voter instruction form. Please print your registration confirmation and bring it with you to the meeting along with valid photo identification, such as a driver’s license or passport. If you do not have a printed registration confirmation, we must be able to confirm:
•your identity by reviewing a valid form of photo identification, such as a driver’s license; and
•you were a registered shareholder or held your shares in street name on the record date by:
–verifying your name and stock ownership against our list of registered shareholders; or
–reviewing other evidence of your stock ownership that shows your current name and address, such as a copy of your most recent brokerage or bank statement or the Notice, if you hold your shares in street name; or
•you are validly acting as proxy:
–for a registered shareholder as of the record date, by reviewing a written legal proxy granted to you and signed by the registered shareholder; or
–for a street name holder as of the record date, by reviewing a written legal proxy from a brokerage firm or bank holding the shares to the street name holder that is assignable, and a written legal proxy to you signed by the street name holder, together with a brokerage or bank statement or Notice showing the street name holder’s shares as described above.
If you do not have a valid form of photo identification and proof that you owned or are legally authorized to act as proxy for someone who owned shares of our common stock on March 6, 2023, you will not be admitted to the meeting.
At the entrance to the meeting, we will verify that your name appears in our stock records or we will inspect your brokerage or bank statement or Notice, as your proof of ownership and any written proxy you present as the representative of a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. Each of the owners of shares held in a joint account can be admitted to the meeting if proof of joint ownership is provided and each of the owners follows the admission procedures described above. Please allow ample time for these admission procedures.
Shareholders will not be allowed to use cameras (including cell phones with photographic capabilities), recording devices or other electronic devices at the meeting.

96	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
Will I be able to ask question during the annual meeting?
Yes. As part of the annual meeting, we will hold a Q&A session. Questions asked before or during the meeting must be in accordance with the meeting rules, which will be made available at the meeting and on our website prior to the meeting.

We encourage you to submit your questions in advance of the meeting via annualmeeting@cmegroup.com. Please include your name and the number of CME Group shares you owned as of the record date.
Will the annual meeting be webcast?
Yes. A live webcast of the annual meeting will be provided on the Investor Relations section of our website www.cmegroup.com. Go to Investor Relations, click on Events and Presentations and then click on the link provided to listen to the webcast of the CME Group Inc. 2023 Annual Meeting of Shareholders. If you miss the meeting, you can view a replay of the webcast on that site. Please note that you will not be able to vote your shares or ask questions via the webcast. If you plan to view the webcast, please submit your vote in advance.
What proposals are the Class A and Class B shareholders being asked to vote on, collectively as a single class?
Holders of all all Class A common stock and all classes of Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:
ITEM 1: The election of seventeen Equity directors.
ITEM 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.
ITEM 3: An advisory vote on the compensation of our named executive officers, referred to as the “say-on-pay” proposal.
ITEM 4: An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.
What proposals are the Class B shareholders being asked to vote separately on?
Under ITEM 5, our Class B shareholders are being asked to vote on the following:
Class B-1 Shareholders: The election of three Class B-1 directors.
Class B-2 Shareholders: The election of two Class B-2 directors.
Class B-3 Shareholders: The election of one Class B-3 director.
Who is entitled to vote?
You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 6, 2023, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 6, 2023 was as follows:

Class	Number of Shares Outstanding

Class A	359,739,738
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413
There were 4,353 holders of record of our Class A common stock and 1,533 holders of record of our Class B common stock on such date.

2023 PROXY STATEMENT	CME GROUP	97

GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for ITEM 5. With regard to ITEM 5, the Class B-1 shares will vote separately as a class for Class B-1 directors, the Class B-2 shares will vote separately as a class for Class B-2 directors and the Class B-3 shares will vote separately as a class for Class B-3 directors. Class A shares and Class B-4 shares are not entitled to vote on ITEM 5.
Our Series G preferred stock does not have voting rights.
How do I vote?
Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:
•VIA THE INTERNET — You can vote over the Internet at www.proxyvote.com by following the instructions provided in the Notice or on your proxy card. You may vote until 10:59 p.m., Central Time, on Wednesday, May 3, 2023.
•BY MAIL — If you requested to receive printed proxy materials, you can vote by mail pursuant to instructions provided on the proxy card. Be sure to allow sufficient time for delivery.
•BY PHONE —
Registered owners of Class A shares may vote by calling 1-800-690-6903 (toll free). You will need to reference your control number when voting.
Beginning on April 3, 2023, registered owners of Class A and Class B shares may contact Broadridge, as our Inspector of Election, to cast their vote by calling 1-866-232-3037 (toll free) or 1-720-358-3640 (Non-U.S. toll free). Registered shareholders will be asked to provide information to confirm their identity and share ownership. All calls will be recorded and voting confirmations will be sent by mail to the address of record.
You may vote until 10:59 p.m., Central Time, on Wednesday, May 3, 2023.
•IN PERSON — BY ATTENDING THE ANNUAL MEETING
For holders in street name (shareholders holding through a bank, broker or other intermediary), your proxy materials include a voting instruction form from the institution holding your shares. The availability of Internet or telephone voting will depend upon the institution’s voting processes. Please contact the institution holding your shares for more information.

We encourage you to vote your shares prior to the meeting, even if you plan to attend the annual meeting.
What is a shareholder of record?
A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares you hold in street name, the shareholder of record is your bank, broker or other intermediary. The share ownership records to which we have access show only the shareholder of record.
How are proxy materials being distributed?
We are taking advantage of SEC rules that allow us to furnish proxy materials to our shareholders via the Internet by providing access to the Notice instead of mailing printed copies. Most of our shareholders will not receive printed copies of the proxy materials unless they request them.
The Notice was made available on or around March 16, 2023. The Notice provides instructions on how you may vote your shares over the Internet. If you would like to receive paper copies or electronic copies of our proxy materials, you may follow the instructions in the Notice. Those who previously requested printed proxy materials or electronic materials on an ongoing basis will receive those materials as requested.

98	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
The Notice includes the 16-digit control number for purposes of being able to vote and ask questions during the virtual annual meeting.
What does it mean if I received more than one Notice or set of proxy materials?
This means you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one Notice or set of proxy materials. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares.
If you receive more than one Notice or set of proxy materials, you must vote the shares to which each Notice or set of proxy materials relates to ensure that all shares you own are voted.
Why did members of my household only receive one set of proxy materials but more than one proxy?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the annual report, proxy statement and Notice with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or Notice, as applicable, addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. As the company has adopted this procedure, a single set of proxy materials or Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder(s). Shareholders of record that participate in householding continue to receive separate proxy cards.
Shareholders of record participating in householding that wish to request separate copies of the Notice or, if applicable, the proxy materials, for the 2023 annual meeting and/or in the future, or shareholders of record sharing an address that are not currently participating in householding and wish to request participation in householding, may do so by calling Computershare at (312) 360-5104 and then requesting this delivery option. Shareholders who own shares held in street name can request information about householding from their banks, brokers or other holders of record.
What if I return my proxy but do not provide voting instructions?
If you sign and date the proxy without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:
•“FOR” the election of the seventeen Equity director nominees.
•“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2023.
•“FOR” the approval of the compensation of our named executive officers, on an advisory basis.
•"1 YEAR" as the frequency of future advisory votes on the compensation of our named executive officers, on an advisory basis.
•"FOR" the three Class B-1 nominees.
•“FOR” the two Class B-2 nominees.
•"FOR" the one Class B-3 nominee.
If any other matter is presented at the annual meeting, the proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.
Can I change my mind after I vote?
For shareholders of record: You may change or revoke your vote by submitting a subsequent vote electronically, by telephone or at the meeting.
For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.
Your most recent vote is the one that is counted.

2023 PROXY STATEMENT	CME GROUP	99

GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
Is my vote confidential?
The vote of a particular shareholder will be kept confidential, except as necessary to allow the Inspector of Election to certify the voting results or to meet legal requirements. Written comments submitted by shareholders may be provided by the Inspector of Election to a representative of our Corporate Secretary's Office with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary to understand the comment.
How are votes counted?
For us to conduct the annual meeting, a minimum number of votes entitled to be cast by the holders of all outstanding common stock as of March 6, 2023, must be present at the meeting, either in person or represented by proxy. This is referred to as a quorum.
For proposals brought before the holders of all classes of common stock, voting together without regard to class, at least one-third of the votes entitled to be cast by such holders must be present at the meeting, either in person or represented by proxy, to establish a quorum.
For proposals brought before the holders of Class B-1, Class B-2 and Class B-3 common stock, respectively, each voting separately as a class, at least one-third of the votes entitled to be cast by the holders of such class must be present at the meeting, or represented by proxy, to establish a quorum. See page 44 for additional information on the quorum requirement for ITEM 5.
Proxies marked “abstain” are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda — ratification of the appointment of our independent registered public accounting firm — “broker non-votes” received on the other proposals also will be counted for purposes of establishing a quorum for proposals brought before the holders of all classes of common stock, voting together without regard to class. A broker non-vote occurs when a broker does not vote on a proposal because the broker does not have discretionary voting power for that particular proposal under applicable stock exchange requirements and has not received instructions from the beneficial owner.
To ensure there will be a quorum for all proposals to be voted on, please vote before the annual meeting and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.
How many votes are required for approval for each proposal?
Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal.
ITEM 1: Seventeen Equity directors have been nominated for election at the annual meeting. Our bylaws require that, in uncontested elections, each Equity director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted "for" an Equity director nominee must exceed the number of votes cast "against" that nominee in order for that nominee to be elected. Only votes "for" or "against" are counted as votes cast with respect to an Equity director election. Abstentions and broker non-votes will have no effect. If a nominee who currently is serving as a director does not receive the affirmative vote of at least a majority of the votes cast, Delaware law provides that the director would continue to serve on the board as a "holdover director." However, under our corporate governance principles, each holdover director is required to tender his or her resignation to the board. Under the principles, the nominating and governance committee shall make a recommendation to the board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The nominating and governance committee and the board, in making their decisions, may consider any factor or other information that they deem relevant. The board shall act on the tendered resignation, taking into account the nominating and governance committee's recommendation, and shall publicly disclose its decision regarding the resignation within 90 days after the results of the election are certified. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders and until the director's successor is elected.
ITEMS 2 and 3: The affirmative vote of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on the matter is necessary for approval. Abstentions will have the same effect as a vote "against" an item. Because ITEM 2 is considered a "routine" matter, broker non-votes are not expected to occur with respect to that item. Broker non-votes will have no effect on ITEM 3.
ITEM 4: The choice for the frequency of conducting future advisory votes receiving the highest number of "for" votes from the holders of our Class A and Class B common stock present in person or represented by proxy will be deemed approved.

100	CME GROUP	2023 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
ITEM 5: The three nominees for Class B-1 director, the two nominees for Class B-2 director and the one nominee for Class B-3 director receiving the highest number of "for" votes will be elected. Abstentions will have no effect on these items because they are not considered votes cast. All Class B shares are held in registered form.
Who pays for the solicitation of proxies?
The solicitation is being conducted by CME Group, which pays for the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired D.F. King for $16,500, plus out-of-pocket expenses, to assist in the solicitation on behalf of the company. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote.
Nominees for Class B directors may send out a written letter as part of their solicitation to our shareholders. CME Group facilitates the mailing and distribution of such letters. To the extent a Class B director nominee requests a third party to solicit on their behalf, they must notify the company and such third party must comply with our campaigning procedures.
When are shareholder proposals due for the 2024 annual meeting?
To be considered for inclusion in the company's proxy statement for the 2024 annual meeting, shareholder proposals must be received by us at our principal executive offices no later than November 17, 2023. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.
In order for a shareholder to raise a proposal from the floor during the 2024 annual meeting (other than a proposal included in the company's proxy statement pursuant to Rule 14a-8 under the Exchange Act), we must have received timely notice of the proposal in proper written form in accordance with the advance notice provisions of our bylaws. To be timely, a shareholder’s notice must be delivered to our Corporate Secretary not earlier than the open of business on January 5, 2024 (the 120th day prior to the first anniversary of the 2023 annual meeting) and not later than the close of business on February 4, 2024 (the 90th day prior to the first anniversary of the 2023 annual meeting); provided, however, in the event that the date of the 2024 annual meeting is more than 30 days before or more than 60 days after May 4, 2024, to be timely, notice must be delivered not earlier than the open of business on the 120th day prior to the date of the 2024 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the 2024 annual meeting or, if the first public announcement of the date of the 2024 annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the day on which public announcement of the date of the 2024 annual meeting is first made by CME Group. Such advance notice deadline will also be the deadline for a proposal to be considered "timely" for purposes of Rule 14a-4(c) under the Exchange Act. A shareholder's notice must contain the information required under our bylaws in order for the proposal to be considered.
To be considered at the 2024 annual meeting, proxy access nominations of Equity directors must comply with the requirements and conditions of our proxy access bylaw, including the delivery of proper notice to our Corporate Secretary not earlier than the open of business on October 18, 2023 (the 150th day prior to the first anniversary of the date that we first distributed our proxy statement to shareholders for the 2023 annual meeting) and not later than the close of business on November 17, 2023 (the 120th day prior to the first anniversary of the date that we first distributed our proxy statement to shareholders for the 2023 annual meeting).
In addition, under the SEC's universal proxy rules, a shareholder intending to solicit proxies in support of director nominees other than the company's nominees for the 2024 annual meeting, must provide notice to the company in accordance with Rule 14a-19 under the Exchange Act no later than March 5, 2024, except that, if the 2024 annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary of the 2023 annual meeting, then such notice must be provided by the later of 60 days prior to the date of the 2024 annual meeting or the 10th day following the day on which public announcement of the date of the 2024 annual meeting is first made by the company. The notice requirements under the SEC's universal proxy rules are in addition to the applicable advance notice and proxy access requirements under our bylaws as described above.
Shareholder proposals and notices thereof required under our bylaws, proxy access nominations and notices thereof required under our bylaws and any notice required under the SEC's universal proxy rules should be sent by mail directed to the Corporate Secretary (Margaret A. Wright), CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606, with a copy sent by email to annualmeeting@cmegroup.com.
Are there any matters to be voted on at the meeting that are not included in the proxy statement?
At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.

2023 PROXY STATEMENT	CME GROUP	101

GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
Where can I find the voting results of the annual meeting?
We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a Current Report on Form 8-K within four business days of the meeting, as required by SEC regulations.
If I received paper copies of materials, can I receive future proxy materials online?
Yes. If you choose this option, you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.
If you hold shares in your name (instead of through a bank, broker or other intermediary), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a bank, broker or other intermediary you should follow the instructions regarding electronic delivery, if any, provided by your bank, broker or other intermediary.
If you choose to receive your proxy materials electronically, then, prior to next year’s annual meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.
Can I get additional copies of proxy materials?
Yes. Additional copies of our 2022 annual report and this proxy statement are available free of charge upon request to annualmeeting@cmegroup.com.
Where can I find information on CME Group's corporate governance policies and other materials referenced in this proxy statement?
Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our committees are available at http://investor.cmegroup.com under "Corporate Governance."
Copies of the company’s ESG reports are available at https://www.cmegroup.com/company/corporate-citizenship/esg.html.
You may also request hard copies of such materials by sending a request to annualmeeting@cmegroup.com.

102	CME GROUP	2023 PROXY STATEMENT

Appendix A – Categorical Independence Standards
Categorical independence standards
A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be "independent":
•The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the company or the company's present or former auditors.
•Neither the director nor any member of his or her immediate family is a significant shareholder in the company's Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.
•Neither the director nor any member of his or her immediate family serves as an executive officer of a civic or charitable organization that receives financial contributions from CME (excluding payments pursuant to a matching gift program), CBOT, NYMEX or the CME Group Foundation in excess of $200,000 or five percent (5%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, per year. The board shall also consider whether any charitable donations made to a civic or charitable organization in which a director or member of his or her immediate family serves as a director, trustee or employed fundraiser impact the particular director’s independence; provided, however, donations less than $200,000 per year shall be presumed to be insignificant and, therefore, not impact such director’s independence.
In addition, the board of directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm, market participant or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be "independent," if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

2023 PROXY STATEMENT	CME GROUP	103

CME Group

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 3, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 3, 2023. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

**SHAREHOLDER MEETING REGISTRATION:**
To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98285-P86196

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**CME GROUP INC.**

**The Board of Directors recommends votes "FOR" Proposals 1, 2 and 3.**

**1. Election of Equity Directors**

Seventeen will be elected to the Board of Directors

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1a. | Terrence A. Duffy | ☐ | ☐ | ☐ |
| 1b. | Kathryn Benesh | ☐ | ☐ | ☐ |
| 1c. | Timothy S. Bitsberger | ☐ | ☐ | ☐ |
| 1d. | Charles P. Carey | ☐ | ☐ | ☐ |
| 1e. | Bryan T. Durkin | ☐ | ☐ | ☐ |
| 1f. | Harold Ford Jr. | ☐ | ☐ | ☐ |
| 1g. | Martin J. Gepsman | ☐ | ☐ | ☐ |
| 1h. | Larry G. Gerdes | ☐ | ☐ | ☐ |
| 1i. | Daniel R. Glickman | ☐ | ☐ | ☐ |
| 1j. | Daniel G. Kaye | ☐ | ☐ | ☐ |
| 1k. | Phyllis M. Lockett | ☐ | ☐ | ☐ |
| 1l. | Deborah J. Lucas | ☐ | ☐ | ☐ |
| 1m. | Terry L. Savage | ☐ | ☐ | ☐ |
| 1n. | Rahael Seifu | ☐ | ☐ | ☐ |
| 1o. | William R. Shepard | ☐ | ☐ | ☐ |
| 1p. | Howard J. Siegel | ☐ | ☐ | ☐ |
| 1q. | Dennis A. Suskind | ☐ | ☐ | ☐ |
| **2.** | **Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.** | ☐ | ☐ | ☐ |
| **3.** | **Advisory vote on the compensation of our named executive officers.** | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote 1 Year on Proposal 4.**

| | | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|---|
| **4.** | **Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.** | ☐ | ☐ | ☐ | ☐ |

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

104	CME GROUP	2023 PROXY STATEMENT

**If you plan to attend the meeting on Thursday, May 4, 2023, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.**

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

**YOUR VOTE IS IMPORTANT!** Please take a moment to vote your shares of **Class A** common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D98278-P86196

**This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 4, 2023.**

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 4, 2023 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class A** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 6, 2023, upon the proposals as designated on the reverse side.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).**

**IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2 AND 3 AND "1 YEAR" FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.** The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

2023 PROXY STATEMENT	CME GROUP	105

# CME Group

20 S. WACKER DRIVE
CHICAGO, IL 60606

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 3, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

**SHAREHOLDER MEETING REGISTRATION:**
To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98279-P86196 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**CME GROUP INC.**

**The Board of Directors recommends votes "FOR" Proposals 1, 2 and 3.**

| | | For | Against | Abstain |
|---|---|---|---|---|
| **1.** | **Election of Equity Directors** | | | |
| | Seventeen will be elected to the Board of Directors | | | |
| 1a. | Terrence A. Duffy | ☐ | ☐ | ☐ |
| 1b. | Kathryn Benesh | ☐ | ☐ | ☐ |
| 1c. | Timothy S. Bitsberger | ☐ | ☐ | ☐ |
| 1d. | Charles P. Carey | ☐ | ☐ | ☐ |
| 1e. | Bryan T. Durkin | ☐ | ☐ | ☐ |
| 1f. | Harold Ford Jr. | ☐ | ☐ | ☐ |
| 1g. | Martin J. Gepsman | ☐ | ☐ | ☐ |
| 1h. | Larry G. Gerdes | ☐ | ☐ | ☐ |
| 1i. | Daniel R. Glickman | ☐ | ☐ | ☐ |
| 1j. | Daniel G. Kaye | ☐ | ☐ | ☐ |
| 1k. | Phyllis M. Lockett | ☐ | ☐ | ☐ |
| 1l. | Deborah J. Lucas | ☐ | ☐ | ☐ |
| 1m. | Terry L. Savage | ☐ | ☐ | ☐ |
| 1n. | Rahael Seifu | ☐ | ☐ | ☐ |
| 1o. | William R. Shepard | ☐ | ☐ | ☐ |
| 1p. | Howard J. Siegel | ☐ | ☐ | ☐ |
| 1q. | Dennis A. Suskind | ☐ | ☐ | ☐ |
| **2.** | **Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.** | ☐ | ☐ | ☐ |
| **3.** | **Advisory vote on the compensation of our named executive officers.** | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote 1 Year on Proposal 4.**

| | | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|---|
| **4.** | **Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.** | ☐ | ☐ | ☐ | ☐ |

| | | For | Against | Abstain |
|---|---|---|---|---|
| **5.** | **Election of Three Class B-1 Directors** | | | |
| 5a. | William W. Hobert (WH) | ☐ | ☐ | ☐ |
| 5b. | Patrick J. Mulchrone (PJM) | ☐ | ☐ | ☐ |
| 5c. | Robert J. Tierney Jr. (RJT) | ☐ | ☐ | ☐ |

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

106	CME GROUP	2023 PROXY STATEMENT

**If you plan to attend the meeting on Thursday, May 4, 2023, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.**

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

**YOUR VOTE IS IMPORTANT!** Please take a moment to vote your shares of **Class B-1** common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D98280-P86196

**This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 4, 2023.**

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 4, 2023 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class B-1** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 6, 2023, upon the proposals as designated on the reverse side.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).**

**IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3 AND 5 AND "1 YEAR" FOR PROPOSAL 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.** The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

2023 PROXY STATEMENT	CME GROUP	107

CME Group

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 3, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

**SHAREHOLDER MEETING REGISTRATION:**
To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98281-P86196 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**CME GROUP INC.**

**The Board of Directors recommends votes "FOR" Proposals 1, 2 and 3.**

| | | For | Against | Abstain |
|---|---|---|---|---|
| **1.** | **Election of Equity Directors**<br>Seventeen will be elected to the Board of Directors | | | |
| 1a. | Terrence A. Duffy | ☐ | ☐ | ☐ |
| 1b. | Kathryn Benesh | ☐ | ☐ | ☐ |
| 1c. | Timothy S. Bitsberger | ☐ | ☐ | ☐ |
| 1d. | Charles P. Carey | ☐ | ☐ | ☐ |
| 1e. | Bryan T. Durkin | ☐ | ☐ | ☐ |
| 1f. | Harold Ford Jr. | ☐ | ☐ | ☐ |
| 1g. | Martin J. Gepsman | ☐ | ☐ | ☐ |
| 1h. | Larry G. Gerdes | ☐ | ☐ | ☐ |
| 1i. | Daniel R. Glickman | ☐ | ☐ | ☐ |
| 1j. | Daniel G. Kaye | ☐ | ☐ | ☐ |
| 1k. | Phyllis M. Lockett | ☐ | ☐ | ☐ |
| 1l. | Deborah J. Lucas | ☐ | ☐ | ☐ |
| 1m. | Terry L. Savage | ☐ | ☐ | ☐ |
| 1n. | Rahael Seifu | ☐ | ☐ | ☐ |
| 1o. | William R. Shepard | ☐ | ☐ | ☐ |
| 1p. | Howard J. Siegel | ☐ | ☐ | ☐ |
| 1q. | Dennis A. Suskind | ☐ | ☐ | ☐ |
| **2.** | **Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.** | ☐ | ☐ | ☐ |
| **3.** | **Advisory vote on the compensation of our named executive officers.** | ☐ | ☐ | ☐ |

| **The Board of Directors recommends you vote 1 Year on Proposal 4.** | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|
| **4. Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.** | ☐ | ☐ | ☐ | ☐ |

| | | For | Against | Abstain |
|---|---|---|---|---|
| **5.** | **Election of Two Class B-2 Directors** | | | |
| 5a. | Michael G. Dennis (MKI) | ☐ | ☐ | ☐ |
| 5b. | Patrick W. Maloney (PAT) | ☐ | ☐ | ☐ |

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

108	CME GROUP	2023 PROXY STATEMENT

CME Group

**If you plan to attend the meeting on Thursday, May 4, 2023, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.**

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

**YOUR VOTE IS IMPORTANT!** Please take a moment to vote your shares of **Class B-2** common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D98282-P86196

CME Group

**This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 4, 2023.**

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 4, 2023 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class B-2** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 6, 2023, upon the proposals as designated on the reverse side.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).**

**IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3 AND 5 AND "1 YEAR" FOR PROPOSAL 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.** The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

2023 PROXY STATEMENT	CME GROUP	109

CME Group

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 3, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

**SHAREHOLDER MEETING REGISTRATION:**
To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98283-P86196 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**CME GROUP INC.**

**The Board of Directors recommends votes "FOR" Proposals 1, 2 and 3.**

**1. Election of Equity Directors**

Seventeen will be elected to the Board of Directors

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1a. | Terrence A. Duffy | ☐ | ☐ | ☐ |
| 1b. | Kathryn Benesh | ☐ | ☐ | ☐ |
| 1c. | Timothy S. Bitsberger | ☐ | ☐ | ☐ |
| 1d. | Charles P. Carey | ☐ | ☐ | ☐ |
| 1e. | Bryan T. Durkin | ☐ | ☐ | ☐ |
| 1f. | Harold Ford Jr. | ☐ | ☐ | ☐ |
| 1g. | Martin J. Gepsman | ☐ | ☐ | ☐ |
| 1h. | Larry G. Gerdes | ☐ | ☐ | ☐ |
| 1i. | Daniel R. Glickman | ☐ | ☐ | ☐ |
| 1j. | Daniel G. Kaye | ☐ | ☐ | ☐ |
| 1k. | Phyllis M. Lockett | ☐ | ☐ | ☐ |
| 1l. | Deborah J. Lucas | ☐ | ☐ | ☐ |
| 1m. | Terry L. Savage | ☐ | ☐ | ☐ |
| 1n. | Rahael Seifu | ☐ | ☐ | ☐ |
| 1o. | William R. Shepard | ☐ | ☐ | ☐ |
| 1p. | Howard J. Siegel | ☐ | ☐ | ☐ |
| 1q. | Dennis A. Suskind | ☐ | ☐ | ☐ |
| **2.** | **Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023.** | ☐ | ☐ | ☐ |
| **3.** | **Advisory vote on the compensation of our named executive officers.** | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote 1 Year on Proposal 4.**

| | | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|---|
| **4.** | **Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.** | ☐ | ☐ | ☐ | ☐ |

The Nominating and Governance Committee recommends a vote "FOR" the one Class B-3 director nominee.

**5. Election of One Class B-3 Director**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 5a. | Elizabeth A. Cook (LZY) | ☐ | ☐ | ☐ |

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

110	CME GROUP	2023 PROXY STATEMENT

CME Group

**If you plan to attend the meeting on Thursday, May 4, 2023, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.**

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

**YOUR VOTE IS IMPORTANT!** Please take a moment to vote your shares of **Class B-3** common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D98284-P86196

CME Group

**This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 4, 2023.**

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 4, 2023 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class B-3** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 6, 2023, upon the proposals as designated on the reverse side.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).**

**IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3 AND 5 AND "1 YEAR" FOR PROPOSAL 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.** The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

2023 PROXY STATEMENT	CME GROUP	111

112	CME GROUP	2023 PROXY STATEMENT

**If you plan to attend the meeting on Thursday, May 4, 2023, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.**

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting.

**YOUR VOTE IS IMPORTANT!** Please take a moment to vote your shares of **Class B-4** common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE.

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D98286-P86196

**This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 4, 2023.**

The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 4, 2023 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of **Class B-4** common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 6, 2023, upon the proposals as designated on the reverse side.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S).**

**IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2 AND 3 AND "1 YEAR" FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.**
The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

2023 PROXY STATEMENT	CME GROUP	113